UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-07917

Wilshire Variable Insurance Trust
(Exact name of registrant as specified in charter)

Wilshire Associates Incorporated 1299 Ocean Avenue, Suite 700 Santa Monica, CA 90401-1085
(Address of principal executive offices) (Zip code)

Jamie B. Ohl, President 1299 Ocean Avenue, Suite 700 Santa Monica, CA 90401-1085
(Name and address of agent for service)

Registrant’s telephone number, including area code: 310-260-6639

Date of fiscal year end: December 31

Date of reporting period: June 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

SEMI-ANNUAL REPORT (Unaudited) Equity Fund Balanced Fund Income Fund Small Cap Growth Fund International Equity Fund Socially Responsible Fund
June 30, 2011

Table of Contents
Shareholder Letter	2
Fund Commentaries	3
Disclosure of Fund Expenses	15
Schedules of Investments	17
Statements of Assets and Liabilities	47
Statements of Operations	48
Statements of Changes in Net Assets	49
Financial Highlights	51
Notes to the Financial Statements	57
Additional Fund Information	67

Shares of the Equity Fund, Balanced Fund, Income Fund, Small Cap Growth Fund, International Equity
Fund and Socially Responsible Fund are sold only as the underlying investment for variable annuity contracts issued by insurance companies. This report is authorized for use in connection with any offering of a Fund’s shares only if accompanied or preceded by the Fund’s current prospectus.

Shares of the Wilshire Variable Insurance Trust are distributed by SEI Investments Distribution Co.

Dear Wilshire Variable Insurance Trust Shareholder:

We are pleased to present this first half report to all shareholders of the Wilshire Variable Insurance Trust. This report covers the period from January 1, 2011 to June 30, 2011, for the Equity, Balanced, Income, Small Cap Growth, International Equity, and Socially Responsible Funds (the “Funds).

MARKET ENVIRONMENT

Despite a volatile second quarter, equity markets posted positive first half returns. Robust corporate earnings and confidence regarding the strength of the economy boosted stock prices in the first quarter, with the S&P 500 Index rising 5.9%. The tone during the second quarter, however, was more muted: concerns regarding inflation, a global economic slowdown, and debt woes both at home and in the euro zone tested investors’ appetite for risk, leaving the S&P 500 Index relatively flat. Growth stocks moderately outperformed value stocks on a year-to-date basis, with the Russell 1000 Growth Index and Russell 1000 Value Index returning 6.83% and 5.91%, respectively. The defensive Health Care, Utilities, and Consumer Staples sectors were the strongest performers, while the Financials sector had the worst performance. The Wilshire 5000 Index was up 5.8% for the year-to-date ended June 31, 2011. Despite corporations showing strong balance sheets and positive earnings, data showed that the U.S. economy was losing momentum, with annualized GDP growth of just 0.2% and 1.3% in the first and second quarters, respectively, while unemployment remained stubbornly high at 9.2%.

Fixed income markets gained during the first half, with the Barclays Capital U.S. Aggregate Index returning 2.72%. Despite a negative outlook toward and potential downgrade of U.S. debt by Standard & Poor’s and other rating agencies, the near failure of the U.S. Congress to raise the debt ceiling in time to pay its financial obligations, and the expiration of QE2, investors flocked to U.S. Treasuries as one of the few safe havens, with the yield on the 10-year Treasury at one point declining below 3% before ending the half at 3.18%.

International equity markets delivered a positive 4.98% return, as measured by the MSCI EAFE Index. Fears regarding a Greek default were allayed once Prime Minister George Papandreou survived a vote of confidence and managed to pass through a €28 billion austerity package. Despite a strong rally in late June, Emerging Market equities declined 1% in the second quarter amid concerns regarding inflation, monetary tightening, and slowing global growth. Asian markets were mostly mixed, with China declining 2% due to tightened monetary policy and South Korea eking out a 1% gain after greater than expected profits from domestic automakers.

FUND PERFORMANCE REVIEW

Given the heightened levels of macroeconomic and political uncertainty both in the U.S. and abroad, the first six months of the year has proved to be particularly challenging for active managers and the Funds. The Socially Responsible Fund lagged its benchmark by 2.86%, while the Equity Fund and International Equity Fund underperformed their respective benchmarks by 1.43% and 1.11%, respectively. Meanwhile, the Small Cap Growth Fund, Income Fund, and Balanced Fund were able to outperform their respective benchmarks, adding 1.69%, 0.40%, and 0.13%, respectively.

While we are disappointed by the performance of the Funds over the first half of the year, we are encouraged by the activities of our sub-advisers and remain confident in their disciplined investment approaches.

As always, we sincerely appreciate your continued support and confidence in Wilshire Associates.

Sincerely,

Jamie B. Ohl
President

Wilshire Variable Insurance Trust Equity Fund Commentary

EQUITY FUND
Average Annual Total Return

Six Months Ended 06/30/11*	4.59%
One Year Ended 06/30/11	28.96%
Five Years Ended 06/30/11	(0.06)%
Ten Years Ended 06/30/11	1.78%

S&P 500 INDEX(1)
Average Annual Total Return

Six Months Ended 06/30/11*	6.02%
One Year Ended 06/30/11	30.69%
Five Years Ended 06/30/11	2.94%
Ten Years Ended 06/30/11	2.72%

*	Not annualized.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns. Recent performance can be found at your particular insurance company.

(1)      The S&P 500 Index is an unmanaged index consisting of 500 stocks. An individual cannot invest directly in any index. Index performance is presented for general comparative purposes.

During certain periods, certain fees and expenses were waived and reimbursed. Without waivers and reimbursements, total returns for the periods would have been lower. For the six months ended June 30, 2011, there were no waivers.

Wilshire Variable Insurance Trust Equity Fund Commentary - (Continued)

PORTFOLIO SECTOR WEIGHTING*
(As of June 30, 2011)

The first half of 2011 saw the U.S. stock market post another strong return as the S&P 500 Index rose 6.0%. However the Index’s climb to 1320 at the end of the period was a bumpy one. The first half of 2011 can be viewed as two distinct environments, with investor optimism in the first quarter and caution in the second. Despite several macroeconomic developments in the first quarter, from the Arab Spring and commodity inflation to the Japanese Tsunami, investors remained resilient and focused on positive corporate earnings and increased confidence in the U.S. economic expansion. In the midst of the second quarter, however, global markets sold-off after debt woes both in the U.S and in Europe tested investors’ appetite for risk. It was only after Greece passed its austerity measures that markets rebounded and the S&P 500 ended the quarter in positive territory. Small cap stocks posted strong gains for the six month period as well, with the Russell 2000 Index posting a 6.2% gain, slightly edging out large cap stocks. Both growth and value styles performed well, with value stocks modestly trailing their growth counterparts. All sectors, with the exception of Financials (-3.1%), were positive year to date – Health Care (13.9%), Energy (11.5%), and Utilities (9.1%) posted the strongest returns, while Materials (3.6%), Technology (2.1%), and Financials (-3.1%) sectors logged the worst returns.

The Equity Fund returned 4.59% for the first six months of 2011, underperforming the benchmark (the S&P 500 Index) return of 6.02% by 1.43%. The Fund benefited from strong stock selection in Health Care, but this contribution was offset by poor security selection in several sectors, most notably in Consumer Discretionary and Energy. Sector allocation only had a marginal effect on performance with no material impact.

While we are disappointed with the Fund’s underperformance, we believe the Fund is well positioned going into the second half of 2011 as the market deals with ongoing macroeconomic and geopolitical uncertainties.

*	Based on percent of the Fund’s total investments in securities and affiliated funds, at value.

Wilshire Variable Insurance Trust Balanced Fund Commentary

BALANCED FUND
Average Annual Total Return

Six Months Ended 06/30/11*	4.69%
One Year Ended 06/30/11	18.95%
Five Years Ended 06/30/11	2.59%
Ten Years Ended 06/30/11	3.65%

STOCK/BOND INDEX(1)
Average Annual Total Return

Six Months Ended 06/30/11*	4.56%
One Year Ended 06/30/11	18.21%
Five Years Ended 06/30/11	4.59%
Ten Years Ended 06/30/11	4.18%

*	Not annualized.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns. Recent performance can be found at your particular insurance company.

(1)      Stock/Bond Index: Prior to October 1, 2009, the Stock/Bond Index is a blend of 60% S&P 500 Index and 40% Barclays Capital U.S. Aggregate Bond Index. Effective October 1, 2009, the Stock/Bond Index is a blend of 55% S&P 500 Index and 45% Barclays Capital U.S. Aggregate Bond Index. The S&P 500 Index is an unmanaged index consisting of 500 stocks. The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more. An individual cannot invest directly in any index. Index performance is presented for general comparative purposes.

During certain periods, certain fees and expenses were waived and reimbursed. Without waivers and reimbursements, total returns for the periods would have been lower. For the six months ended June 30, 2011, there were no waivers.

Wilshire Variable Insurance Trust Balanced Fund Commentary - (Continued)

PORTFOLIO SECTOR WEIGHTING*
(As of June 30, 2011)

The first half of 2011 saw the U.S. stock market post another strong return as the S&P 500 Index rose 6.0%. However the Index’s climb to 1320 at the end of the period was a bumpy one. The first half of 2011 can be viewed as two distinct environments, with investor optimism in the first quarter and caution in the second. Despite several macroeconomic developments in the first quarter, from the Arab Spring and commodity inflation to the Japanese Tsunami, investors remained resilient and focused on positive corporate earnings and increased confidence in the U.S. economic expansion. In the midst of the second quarter, however, global markets sold-off after debt woes both in the U.S and in Europe tested investors’ appetite for risk. It was only after Greece passed its austerity measures that markets rebounded and the S&P 500 ended the quarter in positive territory. Foreign stock markets also posted strong returns as the MSCI EAFE Index rose 5.0% in US dollar terms. However, returns were driven primarily by appreciation against the US dollar – In local currency terms the index was flat, up just 0.2%. Among the best performing countries were France and Germany in Europe, returning 16.4% and 15.1%. Emerging Markets have been relatively muted for the year to date period, with the MSCI Emerging Markets Index returning 0.88% in US dollar terms and -2.04% in local currency terms. After a positive start for the year, Emerging Markets slid during the second quarter amid concerns regarding inflation and the policy response of monetary tightening in an attempt to moderate economic growth.

The Balanced Fund returned 4.69% for the first six months of 2011, outperforming the custom benchmark return of 4.56% by 0.13%. The fund benefitted from positive stock selection in Health Care, offset partially by poor stock selection in Energy. Within the fixed income side, the Fund benefited from its exposure to Non-Agency mortgage-backed securities (MBS).

We are pleased with the Fund’s outperformance for the year-to-date period and believe the Fund is well positioned going into the second half of 2011 as the market deals with ongoing macroeconomic and geopolitical uncertainties.

*	Based on percent of the Fund’s total investments in affiliated funds, at value.

Wilshire Variable Insurance Trust Income Fund Commentary

INCOME FUND
Average Annual Total Return

Six Months Ended 06/30/11*	3.12%
One Year Ended 06/30/11	5.96%
Five Years Ended 06/30/11	5.41%
Ten Years Ended 06/30/11	5.44%

BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX(1)
Average Annual Total Return

Six Months Ended 06/30/11*	2.72%
One Year Ended 06/30/11	3.90%
Five Years Ended 06/30/11	6.52%
Ten Years Ended 06/30/11	5.74%

*	Not annualized.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns. Recent performance can be found at your particular insurance company.

(1)      The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more. An individual cannot invest directly in any index. Index performance is presented for general comparative purposes.

During certain periods, certain fees and expenses were waived and reimbursed. Without waivers and reimbursements, total returns for the periods would have been lower. For the six months ended June 30, 2011, there were no waivers.

Wilshire Variable Insurance Trust Income Fund Commentary - (Continued)

PORTFOLIO SECTOR WEIGHTING*
(As of June 30, 2011)

Fixed income markets also performed well in the first half, with investment grade U.S. bonds (the Barclays Capital U.S. Aggregate Bond Index) returning 2.7%. High yield outperformed their higher quality counterpart, with the Bank of America Merrill Lynch High Yield Master II Index returning 4.9%.

The Income Fund returned 3.12% for the first six months of 2011, outperforming the benchmark (the Barclays Capital U.S. Aggregate Bond Index) return of 2.72% by 0.40%. The Fund benefited from its exposure to Non-Agency Mortgage-Backed Securities as well as from its exposures in both Investment Grade and Non-Investment Grade Credit.

We are pleased with the Fund’s outperformance for the year-to-date period and believe the Fund is well positioned going into the second half of 2011 as the market deals with ongoing macroeconomic and geopolitical uncertainties.

*	Based on percent of the Fund’s total investments in securities, at value.

Wilshire Variable Insurance Trust Small Cap Growth Fund Commentary

SMALL CAP GROWTH FUND
Average Annual Total Return

Six Months Ended 06/30/11*	10.28%
One Year Ended 06/30/11	44.11%
Five Years Ended 06/30/11	2.94%
Ten Years Ended 06/30/11	1.13%

RUSSELL 2000 GROWTH INDEX(1)
Average Annual Total Return

Six Months Ended 06/30/11*	8.59%
One Year Ended 06/30/11	43.50%
Five Years Ended 06/30/11	5.79%
Ten Years Ended 06/30/11	4.63%

*	Not annualized.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns. Recent performance can be found at your particular insurance company.

(1)      The Russell 2000 Growth Index is an unmanaged index comprised of the Russell 2000 Growth securities with a greater-than-average growth orientation. An individual cannot invest directly in any index. Index performance is presented for general comparative purposes.

During certain periods, certain fees and expenses were waived and reimbursed. Without waivers and reimbursements, total returns for the periods would have been lower. For the six months ended June 30, 2011, fees totaling 0.22% of average net assets were waived.

Wilshire Variable Insurance Trust Small Cap Growth Fund Commentary - (Continued)

PORTFOLIO SECTOR WEIGHTING*
(As of June 30, 2011)

The first half of 2011 saw the U.S. stock market post another strong return as the S&P 500 Index rose 6.0%. However the Index’s climb to 1320 at the end of the period was a bumpy one. The first half of 2011 can be viewed as two distinct environments, with investor optimism in the first quarter and caution in the second. Despite several macroeconomic developments in the first quarter, from the Arab Spring and commodity inflation to the Japanese Tsunami, investors remained resilient and focused on positive corporate earnings and increased confidence in the U.S. economic expansion. In the midst of the second quarter, however, global markets sold-off after debt woes both in the U.S and in Europe tested investors’ appetite for risk. It was only after Greece passed its austerity measures that markets rebounded and the S&P 500 ended the quarter in positive territory. Small cap stocks posted strong gains for the six month period as well, with the Russell 2000 Index posting a 6.2% gain, slightly edging out large cap stocks. Both growth and value styles performed well, with value stocks modestly trailing their growth counterparts. All sectors, with the exception of Financials (-3.1%), were positive year to date – Health Care (13.9%), Energy (11.5%), and Utilities (9.1%) posted the strongest returns, while Materials (3.6%), Technology (2.1%), and Financials (-3.1%) sectors logged the worst returns.

The Small Cap Growth Fund returned 10.28% for the first six months of 2011, outperforming the benchmark (the Russell 2000 Growth Index) return of 8.59% by 1.69%. The Fund benefited from overall strong stock selection, primarily in Consumer Discretionary, Health Care, and Industrials. The Fund had poor security selection in Information Technology, though the effect was not material in the Fund’s overall positive performance.

We are pleased with the Fund’s outperformance for the year-to-date period and believe the Fund is well positioned going into the second half of 2011 as the market deals with ongoing macroeconomic and geopolitical uncertainties.

*	Based on percent of the Fund’s total investments in securities, at value.

Wilshire Variable Insurance Trust International Equity Fund Commentary

INTERNATIONAL EQUITY FUND
Average Annual Total Return

Six Months Ended 06/30/11*	3.87%
One Year Ended 06/30/11	29.13%
Five Years Ended 06/30/11	0.88%
Ten Years Ended 06/30/11	2.43%

MSCI EAFE INDEX(1)
Average Annual Total Return

Six Months Ended 06/30/11*	4.98%
One Year Ended 06/30/11	30.36%
Five Years Ended 06/30/11	1.48%
Ten Years Ended 06/30/11	5.66%

*	Not annualized.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns. Recent performance can be found at your particular insurance company.

(1)      The MSCI EAFE Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australasia and the Far East. An individual cannot invest directly in any index. Index performance is presented for general comparative purposes.

During certain periods, certain fees and expenses were waived and reimbursed. Without waivers and reimbursements, total returns for the periods would have been lower. For the six months ended June 30, 2011, fees totaling 0.20% of average net assets were waived.

Wilshire Variable Insurance Trust International Equity Fund Commentary - (Continued)

PORTFOLIO SECTOR WEIGHTING*
(As of June 30, 2011)

The first half of 2011 saw the foreign stock market post another strong return as the MSCI EAFE Index rose 5.0% in US dollar terms. However, returns were driven primarily by appreciation against the US dollar – In local currency terms the index was flat, up just 0.2%. Among the best performing countries were France and Germany in Europe, returning 16.4% and 15.1%, respectively. Emerging Markets have been relatively muted for the year to date period, with the MSCI Emerging Markets Index returning 0.88% in US dollar terms and -2.04% in local currency terms. After a positive start for the year, Emerging Markets slid during the second quarter amid concerns regarding inflation and the policy response of monetary tightening in an attempt to moderate economic growth.

The International Equity Fund returned 3.87% for the first six months of 2011, underperforming the benchmark (the MSCI EAFE Index) return of 4.98% by 1.11%. Underperformance was primarily due to overall poor sector allocation, primarily an underweight to Healthcare and an overweight to Information Technology.

While we are disappointed with the Fund’s performance, we believe the Fund is well positioned going into the second half of 2011 as the market deals with ongoing macroeconomic and geopolitical uncertainties.

*	Based on percent of the Fund’s total investments in securities, at value.

Wilshire Variable Insurance Trust Socially Responsible Fund Commentary

SOCIALLY RESPONSIBLE FUND
Average Annual Total Return

Six Months Ended 06/30/11*	3.16%
One Year Ended 06/30/11	24.36%
Five Years Ended 06/30/11	(1.68)%
Ten Years Ended 06/30/11	2.36%

S&P 500 INDEX(1)
Average Annual Total Return

Six Months Ended 06/30/11*	6.02%
One Year Ended 06/30/11	30.69%
Five Years Ended 06/30/11	2.94%
Ten Years Ended 06/30/11	2.72%

*	Not annualized.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns. Recent performance can be found at your particular insurance company.

(1)      The S&P 500 Index is an unmanaged index consisting of 500 stocks. An individual cannot invest directly in any index. Index performance is presented for general comparative purposes.

During certain periods since inception, certain fees and expenses were waived and reimbursed. Without waivers and reimbursements, total returns since inception would have been lower. For the six months ended June 30, 2011, there were no waivers.

Wilshire Variable Insurance Trust Socially Responsible Fund Commentary - (Continued)

PORTFOLIO SECTOR WEIGHTING*
(As of June 30, 2011)

The first half of 2011 saw the U.S. stock market post another strong return as the S&P 500 Index rose 6.0%. However the Index’s climb to 1320 at the end of the period was a bumpy one. The first half of 2011 can be viewed as two distinct environments, with investor optimism in the first quarter and caution in the second. Despite several macroeconomic developments in the first quarter, from the Arab Spring and commodity inflation to the Japanese Tsunami, investors remained resilient and focused on positive corporate earnings and increased confidence in the U.S. economic expansion. In the midst of the second quarter, however, global markets sold-off after debt woes both in the U.S and in Europe tested investors’ appetite for risk. It was only after Greece passed its austerity measures that markets rebounded and the S&P 500 ended the quarter in positive territory. Small cap stocks posted strong gains for the six month period as well, with the Russell 2000 Index posting a 6.2% gain, slightly edging out large cap stocks. Both growth and value styles performed well, with value stocks modestly trailing their growth counterparts. All sectors, with the exception of Financials (-3.1%), were positive year to date – Health Care (13.9%), Energy (11.5%), and Utilities (9.1%) posted the strongest returns, while Materials (3.6%), Technology (2.1%), and Financials (-3.1%) sectors logged the worst returns.

The Socially Responsible Fund returned 3.16% for the first six months of 2011, underperforming the benchmark (the S&P 500 Index) return of 6.02% by 2.86%. The Fund benefited modestly from stock selection in Financials and Materials, but these contributions were more than offset by poor security selection in Consumer Discretionary, Energy, and Health Care. Underweights to Energy and Health Care, the two best performing sectors over the period, also detracted from performance.

While we are disappointed with the Fund’s performance, we believe the Fund is well positioned going into the second half of 2011 and should benefit as the market deals with ongoing macroeconomic and geopolitical uncertainties.

*	Based on percent of the Fund’s total investments in securities, at value.

Wilshire Variable Insurance Trust Disclosure of Fund Expenses For the Six Months Ended June 30, 2011 (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for investment advisory, administrative services, distribution and/or shareholder services and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return for the period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. The “Ending Account Value” shown is derived from hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Wilshire Variable Insurance Trust has no such charges or fees, but they may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds.

Wilshire Variable Insurance Trust Disclosure of Fund Expenses - (Continued) For the Six Months Ended June 30, 2011 (Unaudited)

	Beginning Account Value 01/01/11	Ending Account Value 06/30/11	Expense Ratio(1)	Expenses Paid During Period 01/01/11-06/30/11(2)(3)
Equity Fund(4)
Actual Fund Return	$1,000.00	$1,045.90	0.84%	$4.26
Hypothetical 5% Return	$1,000.00	$1,020.63	0.84%	$4.21

Balanced Fund(4)
Actual Fund Return	$1,000.00	$1,046.90	0.16%	$0.81
Hypothetical 5% Return	$1,000.00	$1,024.00	0.16%	$0.80

Income Fund
Actual Fund Return	$1,000.00	$1,031.20	1.04%	$5.24
Hypothetical 5% Return	$1,000.00	$1,019.64	1.04%	$5.21

Small Cap Growth Fund
Actual Fund Return	$1,000.00	$1,102.80	1.47%	$7.66
Hypothetical 5% Return	$1,000.00	$1,017.50	1.47%	$7.35

International Equity Fund
Actual Fund Return	$1,000.00	$1,038.70	1.54%	$7.78
Hypothetical 5% Return	$1,000.00	$1,017.16	1.54%	$7.70

Socially Responsible Fund
Actual Fund Return	$1,000.00	$1,031.60	1.30%	$6.55
Hypothetical 5% Return	$1,000.00	$1,018.35	1.30%	$6.51

(1)	Annualized, based on the Fund’s most recent fiscal half-year expenses.
(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period, then divided by 365.
(3)	Expenses shown do not include annuity contract fees.
(4)	The expense ratio does not include the expenses of the underlying funds.

Wilshire Variable Insurance Trust Equity Fund Schedule of Investments	June 30, 2011 (Unaudited)

Shares		Value
COMMON STOCK — 54.2%
Consumer Discretionary — 6.3%
1,414	Advance Auto Parts, Inc.	$82,705
1,161	Amazon.com, Inc. †	237,413
1,777	American Eagle Outfitters, Inc.	22,657
4,262	Apollo Group, Inc., Class A †	186,164
910	AutoZone, Inc. †	268,313
7,440	Bed Bath & Beyond, Inc. †	434,273
2,622	Big Lots, Inc. †	86,919
2,232	Cablevision Systems Corp., Class A	80,821
20,124	CBS Corp., Class B	573,333
1,615	Chico's FAS, Inc.	24,596
32,249	Comcast Corp. Special, Class A	817,190
4,579	Darden Restaurants, Inc.	227,851
1,434	DeVry, Inc.	84,792
2,354	Dick's Sporting Goods, Inc. †	90,511
13,809	DIRECTV, Class A †	701,773
2,951	DR Horton, Inc.	33,996
6,626	Expedia, Inc.	192,088
4,327	Foot Locker, Inc.	102,810
67,517	Ford Motor Co. †	931,059
4,892	GameStop Corp., Class A †	130,470
613	Gannett Co., Inc.	8,778
14,369	Gap, Inc. (The)	260,079
2,496	Goodyear Tire & Rubber Co. (The) †	41,858
10,600	H&R Block, Inc.	170,024
6,672	Harley-Davidson, Inc.	273,352
127	Home Depot, Inc. (The)	4,600
17,028	Interpublic Group of Cos., Inc. (The)	212,850
14,600	Johnson Controls, Inc.	608,236
3,243	Kohl's Corp.	162,183
3,690	Leggett & Platt, Inc.	89,962
44,079	Lowe's Cos., Inc.	1,027,481
1,934	Ltd. Brands, Inc.	74,362
1,580	Macy's, Inc.	46,199
723	Marriott International, Inc., Class A	25,659
2,435	McDonald's Corp.	205,319
10,641	McGraw-Hill Cos., Inc. (The)	445,964
1,937	Nordstrom, Inc.	90,923
3,016	Omnicom Group, Inc.	145,250
972	O'Reilly Automotive, Inc. †	63,676
3,158	PetSmart, Inc.	143,278
951	Polaris Industries, Inc.	105,723
3,789	Pulte Group, Inc. †	29,024
7	Ross Stores, Inc.	561
1,043	Service Corp. International	12,182
601	Sotheby's	26,144
4,727	Staples, Inc.	74,687
25,340	Target Corp.	1,188,699
7,642	Time Warner Cable, Inc., Class A	596,382
3,507	TJX Cos., Inc.	184,223
11,423	Toll Brothers, Inc. †	236,913
1,626	VF Corp.	176,519
4,699	Walt Disney Co. (The)	183,449
180	Washington Post Co. (The), Class B	75,411
1,460	Whirlpool Corp.	118,727
2,937	Williams-Sonoma, Inc.	107,171
2,368	Wynn Resorts, Ltd.	339,903
6,455	Yum! Brands, Inc.	356,574
		13,222,059
Consumer Staples — 5.8%
13,400	Anheuser-Busch InBev NV ADR	777,334
54	Church & Dwight Co., Inc.	2,189
10,764	Coca-Cola Co. (The)	724,309
5,109	Coca-Cola Enterprises, Inc.	149,081
9,636	ConAgra Foods, Inc.	248,705

Shares		Value
Consumer Staples (continued)
4,994	Constellation Brands, Inc., Class A †	$103,975
8,019	Costco Wholesale Corp.	651,464
886	CVS Caremark Corp.	33,296
4,313	Dean Foods Co. †	52,920
20,047	Dr. Pepper Snapple Group, Inc.	840,571
7,152	HJ Heinz Co.	381,059
2,035	Hormel Foods Corp.	60,663
1,291	Kimberly-Clark Corp.	85,929
20,299	Kraft Foods, Inc., Class A	715,134
20,851	Kroger Co. (The)	517,105
3,727	Lorillard, Inc.	405,758
8,653	Nestle SA ADR	539,774
5,133	PepsiCo, Inc.	361,517
18,493	Philip Morris International, Inc.	1,234,778
12,974	Procter & Gamble Co. (The)	824,757
12,633	Safeway, Inc.	295,233
20,747	Sara Lee Corp.	393,986
4,641	Smithfield Foods, Inc. †	101,499
2,540	SUPERVALU, Inc.	23,901
10,400	Tyson Foods, Inc., Class A	201,968
30,939	Walgreen Co.	1,313,670
21,078	Wal-Mart Stores, Inc.	1,120,085
		12,160,660
Energy — 7.3%
10,311	Anadarko Petroleum Corp.	791,472
4,000	Apache Corp.	493,560
2,320	Arch Coal, Inc.	61,851
14,526	Chesapeake Energy Corp.	431,277
18,020	Chevron Corp.	1,853,177
15,410	ConocoPhillips	1,158,678
2,429	Diamond Offshore Drilling, Inc.	171,026
737	Dresser-Rand Group, Inc. †	39,614
50,150	Exxon Mobil Corp.	4,081,207
2,951	Frontier Oil Corp.	95,347
14,629	Halliburton Co.	746,079
2,808	Helmerich & Payne, Inc.	185,665
4,865	Hess Corp.	363,707
12,968	Marathon Oil Corp.	683,154
6,710	Murphy Oil Corp.	440,579
9,959	Nabors Industries, Ltd. †	245,390
4,003	Noble Corp.	157,758
27	Noble Energy, Inc.	2,420
1,470	Occidental Petroleum Corp.	152,939
3,030	Oceaneering International, Inc.	122,715
4,316	Patterson-UTI Energy, Inc.	136,429
1,998	Rowan Cos., Inc. †	77,542
18,915	Schlumberger, Ltd.	1,634,256
4,224	Sunoco, Inc.	176,183
2,238	Superior Energy Services, Inc. †	83,119
4,527	Tesoro Corp. †	103,714
19,549	Valero Energy Corp.	499,868
8,022	Williams Cos., Inc. (The)	242,665
		15,231,391
Financials — 7.0%
5,817	ACE, Ltd.	382,875
2,868	Aflac, Inc.	133,878
13,461	American Express Co.	695,934
2,611	Ameriprise Financial, Inc.	150,602
105,806	Bank of America Corp.	1,159,634
23,885	Bank of New York Mellon Corp. (The)	611,934
6,732	Berkshire Hathaway, Inc., Class B †	520,990
762	Capital One Financial Corp.	39,372
10,150	CB Richard Ellis Group, Inc., Class A †	254,866
64,478	Charles Schwab Corp. (The)	1,060,663
3,174	Chubb Corp.	198,724

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Equity Fund Schedule of Investments - (Continued)	June 30, 2011 (Unaudited)

Shares		Value
Financials (continued)
10,253	Citigroup, Inc.	$426,935
16,037	Discover Financial Services	428,990
29	Everest Re Group, Ltd.	2,371
2,165	Fidelity National Financial, Inc., Class A	34,077
612	Goldman Sachs Group, Inc. (The)	81,451
15,466	Hartford Financial Services Group, Inc.	407,839
1,196	Jones Lang LaSalle, Inc.	112,783
63,184	JPMorgan Chase & Co.	2,586,753
22,411	KeyCorp	186,683
3,562	Leucadia National Corp.	121,464
22,253	MetLife, Inc.	976,239
20,400	Morgan Stanley	469,404
3,534	NASDAQ OMX Group, Inc. (The) †	89,410
8,406	Northern Trust Corp.	386,340
5,426	Principal Financial Group, Inc.	165,059
1,854	Raymond James Financial, Inc.	59,606
680	Reinsurance Group of America, Inc., Class A	41,385
12,570	State Street Corp.	566,781
9,848	Travelers Cos., Inc. (The)	574,926
3,780	Unum Group	96,314
3,272	Visa, Inc., Class A	275,699
44,816	Wells Fargo & Co.	1,257,537
2,874	Zions Bancorporation	69,005
		14,626,523
Health Care — 7.2%
6,699	Abbott Laboratories	352,501
230	Aetna, Inc.	10,141
9,523	AmerisourceBergen Corp., Class A	394,252
7,085	Amgen, Inc. †	413,410
10,217	Baxter International, Inc.	609,853
5,556	Becton Dickinson and Co.	478,760
5,411	Biogen Idec, Inc. †	578,544
43,800	Boston Scientific Corp. †	302,658
911	C.R. Bard, Inc.	100,082
1,271	Cardinal Health, Inc.	57,729
304	CareFusion Corp. †	8,260
1,281	Cephalon, Inc. †	102,352
3,036	CIGNA Corp.	156,141
1,291	Cooper Cos., Inc. (The)	102,299
1,680	Covance, Inc. †	99,742
269	Coventry Health Care, Inc. †	9,810
4,002	Covidien PLC	213,026
234	DaVita, Inc. †	20,267
17,523	Eli Lilly & Co.	657,638
2,492	Express Scripts, Inc., Class A †	134,518
6,409	Forest Laboratories, Inc. †	252,130
12,055	Gilead Sciences, Inc. †	499,198
9,970	HCA Holdings, Inc. †	329,010
2,431	Health Management Associates, Inc., Class A †	26,206
826	Health Net, Inc. †	26,506
5,854	Humana, Inc.	471,481
16,974	Johnson & Johnson	1,129,111
1,183	Kinetic Concepts, Inc. †	68,176
2,036	Lincare Holdings, Inc.	59,594
4,543	McKesson Corp.	380,022
11,961	Medco Health Solutions, Inc. †	676,036
21,100	Medtronic, Inc.	812,983
32,802	Merck & Co., Inc.	1,157,583
110,377	Pfizer, Inc.	2,273,766
3,142	Pharmaceutical Product Development, Inc.	84,331
528	Quest Diagnostics, Inc.	31,205
1,514	St. Jude Medical, Inc.	72,188

Shares		Value
Health Care (continued)
15,965	UnitedHealth Group, Inc.	$823,475
7,000	Vertex Pharmaceuticals, Inc. †	363,930
5,287	WellPoint, Inc.	416,457
6,479	Zimmer Holdings, Inc. †	409,473
		15,164,844
Industrials — 5.9%
830	3M Co.	78,725
21,200	ABB, Ltd. ADR	550,140
2,619	AGCO Corp. †	129,274
15,100	Boeing Co. (The)	1,116,343
875	Caterpillar, Inc.	93,152
23,690	CSX Corp.	621,152
4,103	Dover Corp.	278,183
10,651	Emerson Electric Co.	599,119
2,087	FedEx Corp.	197,952
4,133	Fluor Corp.	267,240
2,675	General Dynamics Corp.	199,341
52,252	General Electric Co.	985,473
4,084	Honeywell International, Inc.	243,366
1,687	Hubbell, Inc., Class B	109,571
11,200	Ingersoll-Rand PLC	508,592
7,200	Iron Mountain, Inc.	245,448
5,369	ITT Corp.	316,395
831	JB Hunt Transport Services, Inc.	39,132
4,236	KBR, Inc.	159,655
1,378	Kirby Corp. †	78,091
2,202	L-3 Communications Holdings, Inc., Class 3	192,565
2,074	Lockheed Martin Corp.	167,932
265	Masco Corp.	3,188
6,024	Norfolk Southern Corp.	451,378
5,964	Northrop Grumman Corp.	413,603
807	Oshkosh Corp. †	23,355
18,344	PACCAR, Inc.	937,195
7,118	Pitney Bowes, Inc.	163,643
2,488	RR Donnelley & Sons Co.	48,790
1,800	Ryder System, Inc.	102,330
48,276	Southwest Airlines Co.	551,312
2,524	Textron, Inc.	59,592
1,058	Thomas & Betts Corp. †	56,973
469	Towers Watson & Co., Class A	30,818
11,520	Tyco International, Ltd.	569,433
911	Union Pacific Corp.	95,108
9,845	United Parcel Service, Inc., Class B	717,996
3,049	United Technologies Corp.	269,867
12,860	Waste Management, Inc.	479,292
657	WW Grainger, Inc.	100,948
		12,251,662
Information Technology — 10.5%
6,829	Accenture PLC, Class A	412,608
35,600	Advanced Micro Devices, Inc. †	248,844
962	Alliance Data Systems Corp. †	90,495
608	Analog Devices, Inc.	23,797
7,113	Apple, Inc. †	2,387,621
21,216	Applied Materials, Inc.	276,020
9,700	Autodesk, Inc. †	374,420
75	Automatic Data Processing, Inc.	3,951
42	BMC Software, Inc. †	2,297
2,506	Broadridge Financial Solutions, Inc.	60,320
7,852	CA, Inc.	179,340
5,060	Cadence Design Systems, Inc. †	53,434
112,103	Cisco Systems, Inc.	1,749,928
4,948	Computer Sciences Corp.	187,826
37,633	Dell, Inc. †	627,342
8,786	eBay, Inc. †	283,524

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Equity Fund Schedule of Investments - (Continued)	June 30, 2011 (Unaudited)

Shares		Value
Information Technology (continued)
1,127	Fidelity National Information Services, Inc.	$34,700
2,267	Fiserv, Inc. †	141,982
6,100	Freescale Semiconductor Holdings 1, Ltd. †	112,179
2,121	Global Payments, Inc.	108,171
3,775	Google, Inc., Class A †	1,911,585
2,964	Harris Corp.	133,558
13,077	Hewlett-Packard Co.	476,003
99,296	Intel Corp.	2,200,399
8,755	International Business Machines Corp.	1,501,920
340	Intuit, Inc. †	17,632
6,817	Jabil Circuit, Inc.	137,703
3,460	Lam Research Corp. †	153,209
891	Lexmark International, Inc., Class A †	26,071
21,445	LSI Corp. †	152,689
29,933	Micron Technology, Inc. †	223,899
187	MICROS Systems, Inc. †	9,296
115,279	Microsoft Corp.	2,997,254
10,230	Motorola Mobility Holdings, Inc. †	225,469
9,323	Motorola Solutions, Inc. †	429,231
1,682	National Semiconductor Corp.	41,394
652	NetApp, Inc. †	34,413
1,005	Novellus Systems, Inc. †	36,321
7,364	NVIDIA Corp. †	117,345
33,416	Oracle Corp.	1,099,720
8,942	Paychex, Inc.	274,698
8,932	QUALCOMM, Inc.	507,248
7,393	SAIC, Inc. †	124,350
8,247	SanDisk Corp. †	342,250
26,161	Symantec Corp. †	515,895
3,198	Synopsys, Inc. †	82,221
12,800	Tellabs, Inc.	59,008
6,401	Teradyne, Inc. †	94,735
3,028	Texas Instruments, Inc.	99,409
5,675	Total System Services, Inc.	105,442
1,492	Vishay Intertechnology, Inc. †	22,440
2,598	Western Digital Corp. †	94,515
16,536	Western Union Co. (The)	331,216
		21,937,337
Materials — 1.9%
587	Cabot Corp.	23,404
2,479	CF Industries Holdings, Inc.	351,200
1,198	Cliffs Natural Resources, Inc.	110,755
772	Domtar Corp.	73,124
1,101	Eastman Chemical Co.	112,379
5,000	Ecolab, Inc.	281,900
1,140	EI du Pont de Nemours & Co.	61,617
13,626	Freeport-McMoRan Copper & Gold, Inc.	720,815
17,500	International Paper Co.	521,850
12,590	Monsanto Co.	913,279
13,011	Nucor Corp.	536,314
3,374	PPG Industries, Inc.	306,325
237	Rock-Tenn Co., Class A	15,722
		4,028,684
Telecommunication Services — 1.8%
7,900	American Tower Corp., Class A †	413,407
40,691	AT&T, Inc.	1,278,104
3,398	CenturyLink, Inc.	137,381
9,216	MetroPCS Communications, Inc. †	158,607
98,985	Sprint Nextel Corp. †	533,529
1,696	Telephone & Data Systems, Inc.	52,712
30,745	Verizon Communications, Inc.	1,144,637
		3,718,377

Shares		Value
Utilities — 0.5%
6,965	AES Corp. (The) †	$88,734
3,082	Alliant Energy Corp.	125,314
629	Ameren Corp.	18,140
1,010	Atmos Energy Corp.	33,583
827	CMS Energy Corp.	16,284
712	Consolidated Edison, Inc.	37,907
960	DTE Energy Co.	48,019
7,640	Edison International	296,050
648	Integrys Energy Group, Inc.	33,592
895	Nicor, Inc.	48,992
5,722	NV Energy, Inc.	87,833
605	OGE Energy Corp.	30,444
1,307	Pinnacle West Capital Corp.	58,266
1,696	Progress Energy, Inc.	81,425
3,206	Questar Corp.	56,778
2,544	TECO Energy, Inc.	48,056
345	UGI Corp.	11,002
		1,120,419
Total Common Stock (Cost $102,135,231)		113,461,956

INVESTMENT IN UNDERLYING FUND — 44.8%
10,964,200	Wilshire Large Cap Core Plus Fund, Institutional Class* (Cost $78,087,213)	93,743,910

EXCHANGE-TRADED FUND — 0.6%
8,742	SPDR S&P 500 ETF Trust (Cost $1,137,129)	1,153,682

SHORT-TERM INVESTMENT — 0.4%
767,117	Northern Trust Institutional Government Select Portfolio, 0.10% (a) (Cost $767,117)	767,117

Total Investments — 100.0%
(Cost $182,126,690)		209,126,665

Other Assets & Liabilities, Net — 0.0%		57,477

NET ASSETS — 100.0%		$209,184,142

*	Affiliated Fund
†	Non-income producing security.
(a)	Rate shown is the 7-day effective yield as of June 30, 2011.

ADR — American Depositary Receipt
ETF — Exchange-Traded Fund
PLC — Public Limited Company
S&P — Standard and Poor’s
SPDR — Standard & Poor’s Depositary Receipt

As of June 30, 2011, all of the Fund’s investments were considered Level 1. During the six months ended June 30, 2011, there have been no significant transfers between Level 1 and Level 2 assets and liabilities. Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Balanced Fund Schedule of Investments	June 30, 2011 (Unaudited)

Shares		Value
INVESTMENTS IN UNDERLYING FUNDS — 99.9%
10,093,652	Wilshire Large Cap Core Plus Fund, Institutional Class*	$85,796,038
4,615,420	Wilshire Variable Insurance Trust Income Fund, Institutional Class*	56,492,743
1,977,848	Wilshire Variable Insurance Trust International Equity Fund, Institutional Class*	26,028,481

Total Investments in Underlying Funds
(Cost $150,110,080)		168,317,262

SHORT-TERM INVESTMENT — 0.2%
301,672	Northern Trust Institutional Government Select Portfolio, 0.01% (a) (Cost $301,672)	301,672

Total Investments — 100.1%
(Cost $150,411,752)		168,618,934

Other Assets & Liabilities, Net — (0.01)%		(93,600)

NET ASSETS — 100.0%		$168,525,334

*	Affiliated Fund.
(a)	Rate shown is 7-day effective yield as of June 30, 2011

As of June 30, 2011, all of the Fund’s investments were considered Level 1. During the six months ended June 30, 2011, there have been no significant transfers between Level 1 and Level 2 assets and liabilities. Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Income Fund Schedule of Investments	June 30, 2011 (Unaudited)

Maturity Date	Par	Value
ASSET-BACKED SECURITIES — 5.4%
Ameriquest Mortgage Securities, Inc.
0.531%(a)	04/25/34	$96,334	$80,408
Amortizing Residential Collateral Trust
0.466%(a)	01/01/32	28,107	18,430
0.686%(a)	10/25/34	167,787	153,176
Bayview Financial Acquisition Trust
0.861%(a)	02/28/44	69,124	63,154
Bear Stearns Asset Backed Securities Trust
0.756%(a)	09/25/34	58,578	52,558
Citigroup Mortgage Loan Trust, Inc.
5.550%(e)	08/25/35	200,000	141,229
Delta Funding Home Equity Loan Trust
7.040%	06/25/27	3,540	3,739
Education Funding Capital Trust I
1.520%(a)	12/15/42	150,000	143,631
2.430%(a)	12/15/42	150,000	142,146
Green Tree Financial Corp.
9.150%	01/15/18	7,335	3,553
Green Tree Home Improvement Loan Trust
7.600%	07/15/20	1,251	1,239
Green Tree Recreational Equipment & Consumer Trust
7.250%	03/15/29	14,266	11,002
Greenpoint Manufactured Housing
2.195%	11/22/31	75,000	62,000
3.109%(a)	03/18/29	125,000	104,475
3.686%(a)	11/17/31	225,000	190,199
3.689%(a)	03/13/32	100,000	78,652
3.690%(a)	02/20/32	100,000	81,245
3.695%(a)	02/20/30	50,000	41,790
3.696%(a)	06/19/29	50,000	41,751
Keycorp Student Loan Trust
0.534%(a)	10/25/32	185,248	172,988
Lehman XS Trust
0.446%(a)	02/25/46	226,077	121,064
MSDWCC Heloc Trust
0.376%(a)	07/25/17	16,147	14,333
Nelnet Student Loan Trust
1.754%(a)	04/25/24	200,000	205,261
Northstar Education Finance, Inc.
0.345%(a)	01/29/46	200,000	164,458
1.303%(a)	10/30/45	400,000	273,272
SACO I, Inc.
0.356%(a)	03/25/36	109,360	39,081
0.446%(a)	06/25/36	103,391	35,654
0.746%(a)	09/25/35	24,823	21,825
Saxon Asset Securities Trust
0.646%(a)	05/25/35	96,454	72,100
Securitized Asset Backed Receivables LLC Trust
0.416%(a)	02/25/37	725,854	269,096
SLM Student Loan Trust
0.677%(a)	09/16/24	300,000	277,937

Maturity Date	Par	Value
WaMu Asset-Backed Certificates
0.276%(a)	05/25/47	$157,634	$155,127
0.356%(a)	05/25/47	1,300,000	901,702
0.476%(a)	05/25/47	1,300,000	469,443

Total Asset-Backed Securities
(Cost $6,506,322)			4,607,718

COLLATERALIZED MORTGAGE OBLIGATIONS — 51.4%
Agency Mortgage-Backed Obligation — 41.7%
FHLMC TBA
3.500%	07/15/41	500,000	477,422
5.500%	07/01/41	100,000	108,016
FHLMC
4.000%	12/15/38	200,000	198,920
5.000%	08/01/33	412,462	440,621
5.000%	09/01/33	166,341	177,697
5.000%	09/01/33	104,074	111,179
5.000%	10/01/33	335,010	357,881
5.000%	09/01/33	316,961	338,601
5.556%(a)	01/01/38	385,631	412,735
5.576%(a)	05/01/37	573,339	609,048
FHLMC Multifamily Structured Pass Through Certificates, IO
1.230%(a)	01/25/20	1,367,437	90,031
1.413%(a)	04/25/20	416,121	31,113
1.569%(a)	02/25/18	1,960,000	157,950
1.685%(a)	08/25/20	457,648	41,434
1.842%(a)	06/25/20	417,548	41,780
FNMA
5.500%	09/01/35	1,368,939	1,488,555
5.500%	11/01/36	344,029	373,068
5.500%	04/01/36	582,696	625,599
5.920%(a)	01/01/37	228,223	245,607
6.000%	12/01/39	851,221	936,532
7.000%	05/01/32	36,959	43,040
9.750%	08/25/19	89,726	104,159
9.750%	11/25/18	323,835	380,515
FNMA TBA
3.500%	07/01/41	200,000	191,250
3.500%	07/25/26	300,000	305,438
4.000%	07/13/41	600,000	600,000
4.000%	07/17/26	400,000	416,625
4.500%	07/01/41	2,700,000	2,793,234
5.000%	07/15/41	1,600,000	1,700,000
5.500%	07/01/41	4,500,000	4,865,625
6.000%	07/01/41	2,000,000	2,196,876
6.500%	07/01/41	2,000,000	2,264,376
GNMA TBA
4.500%	07/15/41	2,500,000	2,630,860
4.500%	07/01/41	2,900,000	3,060,405
5.000%	07/01/41	1,000,000	1,084,531
6.000%	07/01/41	100,000	110,500
6.000%	07/01/41	100,000	111,406

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Income Fund Schedule of Investments - (Continued)	June 30, 2011 (Unaudited)

Maturity Date	Par	Value
Agency Mortgage-Backed Obligation (continued)
GNMA
0.610%(a)	12/20/60	$204,852	$204,135
0.666%(a)	03/20/61	199,014	198,102
0.710%(a)	03/20/61	99,261	98,978
4.500%	03/15/40	60,502	63,975
5.000%	09/20/40	183,128	199,028
5.000%	04/15/40	188,222	205,461
5.000%	08/20/40	2,045,461	2,223,054
5.000%	11/20/40	277,202	301,270
5.000%	05/15/40	377,642	412,229
5.500%	05/15/36	77,093	85,075
6.000%	03/15/37	95,364	106,351
6.000%	03/15/35	645,344	724,735
6.000%	05/15/33	90,606	101,441
6.500%	10/20/37	555,019	627,287
NCUA Guaranteed Notes
2.900%	10/29/20	10,000	9,981
			35,683,731

Non-Agency Mortgage-Backed Obligation — 9.7%
American Home Mortgage Assets
0.416%(a)	05/25/46	212,305	39,876
Asset Securitization Corp.
7.085%(a)	02/14/43	100,000	104,760
Banc of America Commercial Mortgage, Inc.
5.620%	02/10/51	10,000	10,609
5.802%(a)	06/10/49	60,000	63,343
5.924%(a)	05/10/45	310,000	343,070
Banc of America Funding Corp.
3.054%(a)	09/20/35	1,304,880	738,229
Banc of America Mortgage Securities, Inc.
2.747%(a)	02/25/34	15,236	12,173
Bear Stearns Adjustable Rate Mortgage Trust
2.783%(a)	02/25/34	46,591	39,424
3.236%(a)	11/25/34	62,461	51,280
Citigroup Mortgage Loan Trust, Inc.
2.813%(a)	02/25/34	61,588	55,312
2.958%(a)	09/25/34	61,807	58,063
Countrywide Alternative Loan Trust
0.396%(a)	03/20/46	72,149	40,878
3.088%(a)	09/25/34	99,092	67,681
First Horizon Asset Securities, Inc.
2.750%(a)	02/25/35	259,560	232,577
GE Capital Commercial Mortgage Corp.
5.543%	12/10/49	210,000	224,146
Greenpoint Mortgage Funding Trust
0.396%(a)	04/25/36	532,236	301,840
Harborview Mortgage Loan Trust
0.336%(a)	01/25/47	745,769	410,585
0.406%(a)	05/19/35	122,907	81,447
Homebanc Mortgage Trust
0.486%(a)	05/25/37	101,354	86,737

Maturity Date	Par	Value
Non-Agency Mortgage-Backed Obligation (continued)
Impac CMB Trust
0.726%(a)	05/25/35	$102,590	$77,350
Indymac INDA Mortgage Loan Trust
5.837%(a)	11/25/37	81,055	65,187
Indymac Index Mortgage Loan Trust
0.306%(a)	07/25/36	285,249	140,284
0.386%(a)	06/25/47	262,867	142,090
0.446%(a)	06/25/35	446,215	291,787
2.705%(a)	03/25/35	100,114	80,103
4.970%(a)	09/25/35	67,766	55,093
JP Morgan Chase Commercial Mortgage Securities Corp.
5.457%(a)	01/12/43	100,000	108,129
LB-UBS Commercial Mortgage Trust
4.954% (h)	09/15/30	350,000	378,187
Luminent Mortgage Trust
0.376%(a)	05/25/46	228,085	124,536
Master Adjustable Rate Mortgages Trust
0.386%(a)	05/25/47	722,196	379,369
1.078%(a)	12/25/46	278,511	91,929
2.637%(a)	02/25/35	250,722	201,908
3.523%(a)	12/25/34	16,623	13,076
Merrill Lynch
5.485%(a)	03/12/51	30,000	31,864
Morgan Stanley Capital I
4.989%	08/13/42	240,000	259,729
5.692%(a)	04/15/49	400,000	429,215
5.809%	12/12/49	100,000	109,730
5.897%(a)	10/15/42	90,000	99,592
7.054%(a)	04/15/33	5,655	5,645
Morgan Stanley Mortgage Loan Trust
0.336%(a)	03/25/36	131,408	31,606
0.506%(a)	01/25/35	341,409	254,976
2.504%(a)	07/25/35	155,424	113,877
2.788%(a)	07/25/34	66,138	57,679
2.894%(a)	08/25/34	101,398	81,052
Prime Mortgage Trust
8.000%	07/25/34	149,416	122,980
Residential Asset Securitization Trust
4.750%	02/25/19	326,861	330,064
Sequoia Mortgage Trust
0.386%(a)	07/20/36	280,865	220,371
Structured Adjustable Rate Mortgage Loan Trust
2.513%(a)	01/25/35	119,930	101,482
2.674%(a)	11/25/34	105,738	82,853
WaMu Mortgage Pass-Through Certificates
0.416%(a)	04/25/45	107,507	89,060
0.506%(a)	08/25/45	284,392	232,028
2.581%(a)	02/25/33	69,291	64,652
2.708%(a)	10/25/33	288,757	282,309
2.722%(a)	10/25/35	131,989	123,689

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Income Fund Schedule of Investments - (Continued)	June 30, 2011 (Unaudited)

Maturity Date	Par	Value
Non-Agency Mortgage-Backed Obligation (continued)
Washington Mutual MSC Mortgage Pass-Through Certificates
2.609%(a)	01/25/35	$44,038	$41,133
Wells Fargo Mortgage Backed Securities Trust
2.872%(a)	04/25/36	35,407	30,970
			8,307,614
Total Collateralized Mortgage Obligations
(Cost $46,131,832)			43,991,345

CORPORATE BONDS — 28.0%
Consumer Discretionary — 2.9%
Boyd Gaming Corp.
7.125%	02/01/16	10,000	9,225
Cablevision Systems Corp.
7.750%	04/15/18	510,000	543,788
CCO Holdings LLC
6.500%	04/30/21	160,000	157,800
Comcast Corp.
6.500%	01/15/15	535,000	612,084
Cricket Communications, Inc.
7.750%	05/15/16	80,000	84,800
CSC Holdings LLC
8.625%	02/15/19	10,000	11,275
Daimler Finance North America LLC
6.500%	11/15/13	30,000	33,375
7.300%	01/15/12	95,000	98,307
DISH DBS Corp.
7.000%	10/01/13	20,000	21,475
7.750%	05/31/15	40,000	43,300
7.875%	09/01/19	45,000	48,544
Inn of the Mountain Gods Resort & Casino
8.750%(h)	11/30/20	3,000	2,940
McDonald's Corp. MTN
5.350%	03/01/18	40,000	45,415
MGM Resorts International
7.625%	01/15/17	20,000	19,250
10.375%	05/15/14	5,000	5,675
11.125%	11/15/17	20,000	22,850
Mohegan Tribal Gaming Authority
8.000%	04/01/12	5,000	4,050
News America, Inc.
6.650%	11/15/37	10,000	10,717
Reed Elsevier Capital, Inc.
8.625%	01/15/19	120,000	152,549
Service Corp. International
7.500%	04/01/27	30,000	28,650
Station Casinos, Inc.
6.000%(c)(h)	04/01/12	20,000	2
7.750%(c)(h)	08/15/16	70,000	7
Time Warner Cable, Inc.
5.875%	11/15/40	130,000	128,305
6.750%	06/15/39	50,000	54,696

Maturity Date	Par	Value
Consumer Discretionary (continued)
7.300%	07/01/38	$60,000	$69,745
8.250%	04/01/19	180,000	224,496
8.750%	02/14/19	20,000	25,521
TL Acquisitions
10.500%(b)	01/15/15	10,000	9,050
			2,467,891
Consumer Staples — 1.3%
Altria Group, Inc.
4.750%	05/05/21	110,000	109,925
9.250%	08/06/19	140,000	182,552
CVS Caremark Corp.
6.600%	03/15/19	180,000	208,927
Kraft Foods, Inc.
5.375%	02/10/20	260,000	284,231
PepsiCo, Inc.
7.900%	11/01/18	41,000	52,916
Reynolds American, Inc.
6.750%	06/15/17	70,000	80,820
Reynolds Group Issuer, Inc.
6.875%(b)	02/15/21	170,000	165,750
			1,085,121
Energy — 4.0%
Anadarko Petroleum Corp.
6.375%	09/15/17	20,000	22,927
8.700%	03/15/19	10,000	12,743
Apache Corp.
6.000%	09/15/13	140,000	155,001
Baker Hughes, Inc.
7.500%	11/15/18	160,000	201,722
Complete Production Services, Inc.
8.000%	12/15/16	75,000	78,375
Concho Resources, Inc.
6.500%	01/15/22	54,000	54,135
ConocoPhillips
4.750%	10/15/12	60,000	63,148
5.900%	05/15/38	120,000	129,898
Consol Energy, Inc.
6.375%(b)	03/01/21	60,000	59,700
8.000%	04/01/17	30,000	32,700
El Paso Corp. MTN
7.800%	08/01/31	611,000	713,071
Energy Transfer Partners LP
6.700%	07/01/18	130,000	146,500
Enterprise Products Operating LLC
6.500%	01/31/19	200,000	229,098
Hess Corp.
7.300%	08/15/31	57,000	68,142
7.875%	10/01/29	60,000	75,336
8.125%	02/15/19	80,000	101,224
Kerr-McGee Corp.
6.950%	07/01/24	70,000	79,766
7.875%	09/15/31	135,000	162,251
Key Energy Services, Inc.
6.750%	03/01/21	70,000	70,000

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Income Fund Schedule of Investments - (Continued)	June 30, 2011 (Unaudited)

Maturity Date	Par	Value
Energy (continued)
Kinder Morgan Energy Partners LP
5.000%	12/15/13	$25,000	$27,109
5.850%	09/15/12	10,000	10,537
6.000%	02/01/17	120,000	135,326
7.125%	03/15/12	5,000	5,219
Pemex Project Funding Master Trust
6.625%	06/15/35	207,000	218,183
Regency Energy Partners
6.500%	07/15/21	75,000	75,937
Tennessee Gas Pipeline Co.
7.625%	04/01/37	90,000	108,512
Williams Cos., Inc.
7.500%	01/15/31	269,000	307,642
7.750%	06/15/31	40,000	46,688
Williams Partners
5.250%	03/15/20	40,000	42,112
			3,433,002
Financials — 10.7%
American Express Co.
6.800%(a)	09/01/66	105,000	107,887
American Express Credit Corp. MTN
5.125%	08/25/14	180,000	196,438
5.875%	05/02/13	70,000	75,358
American International Group, Inc.
5.850%	01/16/18	40,000	41,855
6.250%	03/15/37	100,000	91,000
6.400%	12/15/20	510,000	548,956
Anadarko Finance Co.
7.500%	05/01/31	100,000	115,507
BAC Capital Trust XIV
5.630%(a)	03/15/12	10,000	7,438
Bank of America Corp. MTN
5.000%	05/13/21	140,000	138,299
7.625%	06/01/19	210,000	243,262
Barrick North America Finance LLC
4.400%(b)	05/30/21	150,000	149,304
BBVA US Senior SAU
3.250%	05/16/14	200,000	197,786
Berkshire Hathaway, Inc.
3.200%	02/11/15	60,000	62,535
Boeing Capital Corp.
4.700%	10/27/19	70,000	75,026
Caterpillar Financial Services Corp. MTN
6.200%	09/30/13	160,000	178,044
Citigroup, Inc.
5.000%	09/15/14	255,000	267,229
5.500%	10/15/14	30,000	32,625
6.000%	12/13/13	250,000	271,820
6.010%	01/15/15	100,000	110,044
6.875%	03/05/38	200,000	222,569
Countrywide Financial Corp.
6.250%	05/15/16	50,000	52,691
FIA Card Services
7.125%	11/15/12	510,000	544,394

Maturity Date	Par	Value
Financials (continued)
Ford Motor Credit Co. LLC
5.000%	05/15/18	$200,000	$199,316
General Electric Capital Corp.
5.300%	02/11/21	170,000	176,892
5.625%	05/01/18	210,000	230,008
6.375%(a)	11/15/67	320,000	328,000
6.875%	01/10/39	370,000	418,846
Goldman Sachs Capital II
5.793%(a)	12/29/49	20,000	16,000
Goldman Sachs Group, Inc.
3.625%	08/01/12	30,000	30,876
4.750%	07/15/13	10,000	10,556
5.250%	10/15/13	40,000	42,918
5.300%	02/14/12	10,000	10,258
5.375%	03/15/20	250,000	258,161
5.450%	11/01/12	50,000	52,844
6.000%	06/15/20	10,000	10,760
6.250%	02/01/41	220,000	221,798
6.600%	01/15/12	220,000	226,794
HSBC Finance Corp.
6.375%	11/27/12	40,000	42,793
ING Capital Funding Trust III
3.846%(a)	12/29/49	10,000	9,444
JPMorgan Chase & Co.
4.250%	10/15/20	110,000	107,617
4.400%	07/22/20	90,000	88,170
5.125%	09/15/14	545,000	588,953
5.150%	10/01/15	200,000	216,009
Lehman Brothers Holdings Capital Trust VII MTN
5.857%(c)	11/29/49	200,000	20
Lehman Brothers Holdings, Inc. MTN
6.500%(c)	07/19/17	160,000	240
6.750%(c)	12/28/17	340,000	170
MetLife, Inc.
4.750%	02/08/21	80,000	81,553
5.875%	02/06/41	160,000	160,798
6.400%	12/15/36	40,000	39,000
Morgan Stanley MTN
0.726%(a)	10/18/16	40,000	36,824
5.625%	01/09/12	200,000	204,881
5.750%	08/31/12	70,000	73,688
6.625%	04/01/18	100,000	110,159
Private Export Funding Corp.
2.125%	07/15/16	260,000	259,760
Royal Bank of Scotland Group PLC
7.648%(a)	08/31/49	20,000	18,000
SLM Corp. MTN
5.000%	04/15/15	10,000	10,050
5.050%	11/14/14	30,000	29,998
5.625%	08/01/33	25,000	20,994
SunTrust Preferred Capital I
5.853%(a)	12/15/11	11,000	9,020
Wachovia Capital Trust III
5.570%(a)	12/31/49	240,000	219,600

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Income Fund Schedule of Investments - (Continued)	June 30, 2011 (Unaudited)

Maturity Date	Par	Value
Financials (continued)
Wachovia Corp.
5.625%	10/15/16	$590,000	$640,494
Wells Fargo & Co.
3.758%	06/15/16	50,000	51,367
5.000%	11/15/14	5,000	5,397
5.300%	08/26/11	90,000	90,609
Wells Fargo Capital X
5.950%	12/15/36	100,000	97,828
			9,177,530
Health Care — 2.2%
Abbott Laboratories
5.125%	04/01/19	170,000	187,023
GlaxoSmithKline Capital, Inc.
5.650%	05/15/18	170,000	193,908
HCA, Inc.
6.250%	02/15/13	14,000	14,490
7.500%	11/15/95	20,000	16,200
7.690%	06/15/25	30,000	28,050
HCA, Inc. PIK
9.625%	11/15/16	21,037	22,378
Humana, Inc.
7.200%	06/15/18	100,000	116,083
Medtronic, Inc.
4.450%	03/15/20	60,000	62,730
Tenet Healthcare Corp.
8.875%	07/01/19	760,000	838,850
9.250%	02/01/15	71,000	77,656
10.000%	05/01/18	60,000	68,175
UnitedHealth Group, Inc.
3.875%	10/15/20	30,000	29,351
5.700%	10/15/40	60,000	59,354
6.000%	02/15/18	10,000	11,339
WellPoint, Inc.
5.875%	06/15/17	20,000	22,866
Wyeth
5.950%	04/01/37	160,000	171,702
			1,920,155
Industrials — 1.0%
Boeing Co.
4.875%	02/15/20	40,000	43,289
6.000%	03/15/19	60,000	69,649
Caterpillar, Inc.
3.900%	05/27/21	90,000	90,012
Delta Air Lines, Inc.
6.821%	08/10/22	266,865	277,540
RailAmerica, Inc.
9.250%	07/01/17	96,000	105,360
United Parcel Service, Inc.
4.500%	01/15/13	260,000	274,725
			860,575
Materials — 0.5%
Freeport-McMoRan Copper & Gold, Inc.
8.375%	04/01/17	275,000	300,437

Maturity Date	Par	Value
Materials (continued)
PPG Industries, Inc.
5.750%	03/15/13	$30,000	$32,226
6.650%	03/15/18	30,000	35,252
Steel Dynamics, Inc.
6.750%	04/01/15	60,000	61,200
7.375%	11/01/12	5,000	5,275
			434,390
Telecommunication Services — 1.5%
AT&T, Inc.
5.100%	09/15/14	80,000	87,915
6.550%	02/15/39	20,000	21,937
Bellsouth Capital Funding Corp.
7.875%	02/15/30	130,000	160,293
BellSouth Corp.
4.750%	11/15/12	10,000	10,512
New Cingular Wireless Services, Inc.
8.125%	05/01/12	45,000	47,711
Qwest Communications International, Inc.
7.500%	02/15/14	28,000	28,420
Qwest Corp.
6.875%	09/15/33	20,000	19,275
Sprint Capital Corp.
6.900%	05/01/19	230,000	236,900
8.750%	03/15/32	25,000	27,063
Verizon Communications, Inc.
4.600%	04/01/21	190,000	196,041
5.500%	02/15/18	130,000	144,584
6.000%	04/01/41	110,000	114,867
6.100%	04/15/18	165,000	189,081
			1,284,599
Utilities — 3.9%
AES Corp. (The)
8.000%	06/01/20	240,000	255,600
Dominion Resources, Inc.
5.700%	09/17/12	210,000	221,987
Duke Energy Carolinas LLC
5.625%	11/30/12	300,000	319,478
Energy Future Intermediate Holding Co. LLC
10.000%	12/01/20	352,000	375,394
Exelon Corp.
5.625%	06/15/35	160,000	152,052
FirstEnergy Corp.
6.450%	11/15/11	7,000	7,131
7.375%	11/15/31	260,000	296,044
Hydro Quebec
2.000%	06/30/16	820,000	807,907
Pacific Gas & Electric Co.
5.800%	03/01/37	10,000	10,271
6.050%	03/01/34	100,000	105,740
8.250%	10/15/18	20,000	25,671
Southern Natural Gas Co.
5.900%(b)	04/01/17	30,000	34,099
8.000%	03/01/32	75,000	93,977

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Income Fund Schedule of Investments - (Continued)	June 30, 2011 (Unaudited)

Maturity Date	Par	Value
Utilities (continued)
Tennessee Valley Authority
3.875%	02/15/21	$490,000	$503,336
5.250%	09/15/39	100,000	105,881
			3,314,568
Total Corporate Bonds
(Cost $23,311,344)			23,977,831

FOREIGN BONDS (f)— 8.7%
Australia — 1.1%
BHP Billiton Finance USA, Ltd.
6.500%	04/01/19	190,000	227,358
Rio Tinto Finance USA, Ltd.
9.000%	05/01/19	400,000	530,016
6.500%	07/15/18	150,000	175,186
			932,560
Belgium — 0.2%
Anheuser-Busch InBev Worldwide, Inc.
5.375%	01/15/20	160,000	176,256

Canada — 2.8%
Province of New Brunswick Canada
2.750% (b)	06/15/18	400,000	394,536
Province of Ontario Canada
4.400%	04/14/20	380,000	403,028
4.000%	10/07/19	1,010,000	1,049,437
2.300%	05/10/16	530,000	532,732
Rogers Communications, Inc.
6.750%	03/15/15	10,000	11,559
6.375%	03/01/14	10,000	11,216
Teck Resources, Ltd.
10.250%	05/15/16	6,000	7,170
9.750%	05/15/14	4,000	4,842
			2,414,520
Cayman Islands — 0.7%
MUFG Capital Finance 1, Ltd.
6.346%(a)	07/25/49	100,000	101,628
Petrobras International Finance Co.
6.125%	10/06/16	90,000	100,199
5.750%	01/20/20	10,000	10,668
5.375%	01/27/21	230,000	236,166
Vale Overseas, Ltd.
6.875%	11/21/36	185,000	200,870
			649,531
France — 0.1%
Cie Generale de Geophysique-Veritas
7.750%	05/15/17	70,000	72,100

Luxembourg — 0.3%
FMC Finance III SA
6.875%	07/15/17	145,000	153,337
Intelsat Jackson Holdings SA
9.500%	06/15/16	15,000	15,731
Tyco International Finance SA
6.000%	11/15/13	110,000	121,601
			290,669

Maturity Date	Par	Value
Mexico — 0.2%
America Movil SAB de CV
5.625%	11/15/17	$80,000	$89,772
5.000%	03/30/20	100,000	104,320
Kansas City Southern de Mexico SA de CV
12.500%	04/01/16	36,000	42,840
			236,932
Netherlands — 0.5%
Deutsche Telekom International Finance BV
5.750%	03/23/16	195,000	220,533
Shell International Finance BV
4.375%	03/25/20	180,000	189,140
			409,673
Norway — 0.2%
Eksportfinans ASA
2.375%	05/25/16	160,000	160,572

Russia — 0.5%
Russia Federation
7.500%(e)	03/31/30	341,675	402,749

Switzerland — 0.6%
UBS AG MTN
3.875%	01/15/15	260,000	271,390
2.250%	01/28/14	250,000	252,614
			524,004
United Kingdom — 1.5%
BP Capital Markets PLC
5.250%	11/07/13	200,000	216,693
3.875%	03/10/15	90,000	94,784
Diageo Capital PLC
4.828%	07/15/20	310,000	325,493
Lloyds TSB Bank PLC
6.375%	01/21/21	160,000	166,569
Royal Bank of Scotland Group PLC MTN
6.400%	10/21/19	180,000	184,889
5.050%	01/08/15	60,000	59,664
5.000%	10/01/14	30,000	29,611
3.950%	09/21/15	60,000	60,282
0.000%	09/29/17	100,000	77,750
			1,215,735
Total Foreign Bonds
(Cost $7,213,758)			7,485,301

MUNICIPAL BONDS — 1.6%
Birmingham Commercial Development Authority, Ser A, RB
5.500%,	04/01/41	10,000	10,122
City of Chicago Illinois, Ser A, RB
5.625%,	01/01/35	10,000	10,225
City of Chicago Illinois, Ser C, RB
5.500%,	01/01/31	30,000	30,689
County of Clark Nevada, Ser A, RB
5.250%,	07/01/39	20,000	19,740

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Income Fund Schedule of Investments - (Continued)	June 30, 2011 (Unaudited)

Maturity Date	Par	Value
Los Angeles Department of Airports, Ser A, RB
5.250%,	05/15/39	$20,000	$20,451
5.000%,	05/15/35	10,000	9,958
Los Angeles Department of Water & Power, RB
6.574%,	07/01/45	70,000	78,469
Metropolitan Atlanta Rapid Transit Authority, RB
5.000%,	07/01/39	20,000	19,821
Municipal Electric Authority of Georgia, RB
6.655%,	04/01/57	40,000	37,710
6.637%,	04/01/57	60,000	57,520
New York Liberty Development Corp., RB
5.250%,	10/01/35	60,000	59,426
North Carolina State Education Assistance Authority, RB(a)
1.203%,	07/25/41	190,442	185,696
Northstar Education Finance, Inc., RB(a)
0.375%,	01/29/46	200,000	168,186
San Francisco City & County Public Utilities Commission, Ser B, RB
5.000%,	11/01/39	20,000	20,148
State of California, Build America Bonds, GO
7.300%,	10/01/39	100,000	110,874
State of Illinois, GO
5.877%,	03/01/19	110,000	113,066
5.665%,	03/01/18	110,000	114,105
Student Loan Funding Corp., Ser A-6, AMT, RB(a)
0.228%,	09/01/47	300,000	280,290
Total Municipal Bonds
(Cost $1,307,530)			1,346,496

Shares		Value
PREFERRED STOCK — 0.1%
1,125	Citigroup Capital XII, 8.500%	$29,048
3,075	Federal Home Loan Mortgage Corp., Ser Z, 8.375%	9,071
500	Federal National Mortgage Association, Ser O, 0.000%	1,800
7,000	Federal National Mortgage Association, Ser S, 8.250%	15,050

Total Preferred Stock
(Cost $306,600)		54,969

	Maturity Date	Par	Value
U.S. TREASURY OBLIGATIONS — 9.9%
U.S. Treasury Bonds
8.000%	11/15/21	$1,050,000	$1,495,105
4.375%	05/15/40	5,000	4,997
4.375%	11/15/39	980,000	980,460
U.S. Treasury Inflationary Protection Securities(g)
2.500%	01/15/29	773,565	894,215
2.125%	02/15/41	290,000	323,591
2.125%	02/15/40	292,796	317,055
U.S. Treasury Notes
3.625%	02/15/21	450,000	469,230
2.375%	06/30/18	1,140,000	1,136,902
2.375%	05/31/18	2,080,000	2,068,955
0.500%	11/15/13	10,000	9,976
0.500%	05/31/13	10,000	10,010
U.S. Treasury STRIPS
4.910% (d)	02/15/25	680,000	391,361
4.819% (d)	11/15/24	680,000	397,011

Total U.S. Treasury Obligations (Cost $8,288,855)			8,498,868

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 9.8%
FHLB
1.250% (e)	10/28/11	1,230,000	1,230,101
2.500% (e)	05/18/12	810,000	810,156
FHLMC
2.500%	05/27/16	810,000	830,718
FHLMC STRIPS
9.193%	03/15/31	1,170,000	433,500
FNMA
0.500% (e)	08/10/11	530,000	530,023
1.000% (e)	07/27/11	350,000	350,181
5.500%	08/01/38	196,664	213,971
5.500%	07/01/41	1,100,000	1,189,117
5.500%	07/25/41	200,000	210,498
6.625%	11/15/30	490,000	618,943
7.569%	10/09/19	920,000	644,028
GNMA
4.500%	06/01/39	1,000,000	1,054,585
4.500%	03/20/41	298,142	314,432

Total U.S. Government & Agency Obligations (Cost $8,375,786)			8,430,253

Shares		Value
ESCROW SECURITY — 0.0%
10,000	CB Premiere Escrow Security (h)(i) (Cost $—)	—

Total Investments — 114.9%
(Cost $101,442,027)		98,392,781

Other Assets & Liabilities, Net — (14.9)%		(12,732,050)

NET ASSETS — 100.0%		$85,660,731

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Income Fund Schedule of Investments - (Continued)	June 30, 2011 (Unaudited)

	Maturity Date	Par	Value
TBA SALES COMMITMENTS — (11.3)%
COLLATERALIZED MORTAGE OBLIGATIONS — (11.3)%
FNMA TBA
5.500%	07/01/41	$(3,400,000)	$(3,676,250)
5.000%	07/15/41	(1,600,000)	(1,700,000)
4.500%	07/01/41	(600,000)	(620,719)
4.000%	07/13/41	(600,000)	(600,000)
4.000%	07/01/41	(400,000)	(452,875)
6.500%	07/01/41	(400,000)	(439,375)
6.000%	07/17/26	(400,000)	(416,625)
GNMA TBA
4.000%	06/01/41	(1,000,000)	(1,054,585)
5.000%	07/01/41	(400,000)	(433,812)
4.500%	07/15/41	(300,000)	(315,703)

Total TBA Sales Commitments
(Proceeds $9,719,425)			(9,709,944)

(a)	Variable Rate Security - The rate reported on the Schedule of Investments is the rate in effects as of June 30, 2011.
(b)
Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(c)	Security in default on interest payments.
(d)	Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.
(e)	Step Bonds - The rate reflected on the Schedule of Investments is the effective yield on June 30, 2011. The coupon on a step bond changes on a specified date.
(f)	Foreign security denominated in U.S. currency.
(g)	Inflation protected security. Principal amount periodically adjusted for inflation.
(h)	Security considered illiquid. The total value of such securities as of June 30, 2011 was $381,136 and represented 0.4% of Net Assets.
(i)	Security fair valued using methods determined in good faith by the Pricing Committee. As of June 30, 2011, the total market value of this security was $0 and represented 0.0% of Net Assets.

Cnv — Convertible
FHLB — Federal Home Loan Bank
FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
GNMA — Government National Mortgage Association
GO — General Obligation
IO — Interest Only
LLC — Limited Liability Company
LP — Limited Partnership
MTN — Medium Term Note
NCUA — National Credit Union Association
PIK — Payment-in-Kind
PLC — Public Limited Company
RB — Revenue Bond
Ser — Series
STRIPS — Separately Traded Registered Interest and Principal Security
TBA — To Be Announced

Amounts designated as “—“ are $0 or have been rounded to $0.

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund’s investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3		Total
Asset-Backed Securities	$—	$4,607,718	$—		$4,607,718
Collateralized Mortgage Obligations	—	43,991,345	—		43,991,345
Corporate Bonds	—	23,977,831	—		23,977,831
Foreign Bonds	—	7,485,301	—		7,485,301
Municipal Bonds	—	1,346,496	—		1,346,496
Preferred Stock	—	54,969	—		54,969
U.S. Treasury Obligations	—	8,498,868	—		8,498,868
U.S. Government & Agency Obligations	—	8,430,253	—		8,430,253
Escrow Security	—	—	—	^	—

Total Investment in Securities	$—	$98,392,781	$—		$98,392,781

TBA Sales Commitments	Level 1	Level 2	Level 3		Total
Collateralized Mortgage Obligations	$—	$(9,709,944)	$—		$(9,709,944)

^
This security was categorized as Level 3 and had a market value of $0 at June 30, 2011 and the value has remained zero throughout the six months ended June 30, 2011. There were no accrued discounts/premiums, realized gain/(loss), change in unrealized appreciation/(depreciation), purchases, sales or transfers in or out of Level 3 during the six months ended June 30, 2011.

For the period ended June 30, 2011, the transfers into and out of Level 1 and Level 2 were $54,969 and $(67,950), respectively. The transfers were related to the use of trading versus bid prices of preferred stock. Please see note 2 in Notes to Financial Statements for further information regarding fair value measurements.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Small Cap Growth Fund Schedule of Investments	June 30, 2011 (Unaudited)

Shares	Value
COMMON STOCK — 99.2%††
Consumer Discretionary — 14.4%
161	99 Cents Only Stores †	$3,259
2,375	Aeropostale, Inc. †	41,563
751	AFC Enterprises, Inc. †	12,354
421	American Axle & Manufacturing Holdings, Inc. †	4,791
545	American Public Education, Inc. †	24,258
146	America's Car-Mart, Inc. †	4,818
10,104	Amerigon, Inc. †	175,608
971	Ameristar Casinos, Inc.	23,022
1,532	ANN, Inc. †	39,985
789	Arbitron, Inc.	32,609
259	Archipelago Learning, Inc. †	2,554
1,846	Ascena Retail Group, Inc. †	62,856
870	Belo Corp., Class A	6,551
6,325	BJ's Restaurants, Inc. †	331,177
373	Blue Nile, Inc. †	16,405
350	Body Central Corp. †	8,236
573	Bravo Brio Restaurant Group, Inc. †	13,998
525	Bridgepoint Education, Inc. †	13,125
2,630	Brunswick Corp.	53,652
789	Buckle, Inc. (The)	33,690
536	Buffalo Wild Wings, Inc. †	35,542
454	California Pizza Kitchen, Inc. †	8,385
467	Capella Education Co. †	19,544
227	Caribou Coffee Co., Inc. †	3,005
423	Carrols Restaurant Group, Inc. †	4,416
1,253	Carter's, Inc. †	38,542
831	Cato Corp. (The), Class A	23,933
608	CEC Entertainment, Inc.	24,387
1,696	Cheesecake Factory, Inc. (The) †	53,204
274	Cherokee, Inc.	4,702
113	Churchill Downs, Inc.	5,094
2,477	Cinemark Holdings, Inc.	51,299
940	Coinstar, Inc. †	51,268
247	Columbia Sportswear Co.	15,660
1,837	Cooper Tire & Rubber Co.	36,354
377	Cost Plus, Inc. †	3,770
642	Cracker Barrel Old Country Store, Inc.	31,657
15,839	CROCS, Inc. †	407,854
4,048	Dana Holding Corp. †	74,078
2,197	Denny's Corp. †	8,524
335	Destination Maternity Corp.	6,693
458	DineEquity, Inc. †	23,940
677	Domino's Pizza, Inc. †	17,088
337	Dorman Products, Inc. †	13,338
216	Drew Industries, Inc.	5,340
1	DSW, Inc., Class A †	43
173	Einstein Noah Restaurant Group, Inc.	2,590
1,116	Entravision Communications Corp., Class A †	2,064
254	Ethan Allen Interiors, Inc.	5,408
584	Exide Technologies †	4,462
10,258	Express, Inc.	223,624
453	Finish Line, Inc. (The), Class A	9,694
138	Geeknet, Inc. †	3,687
72	Genesco, Inc. †	3,751
487	G-III Apparel Group, Ltd. †	16,792
339	Global Sources, Ltd. †	3,115
459	Global Traffic Network, Inc. †	5,274
674	GNC Holdings, Inc., Class A †	14,700
158	Gordmans Stores, Inc. †	2,747
858	Grand Canyon Education, Inc. †	12,167
804	Hibbett Sports, Inc. †	32,731
1,842	Hillenbrand, Inc.	43,563

Shares	Value
Consumer Discretionary (continued)
1,153	HSN, Inc. †	$37,957
629	interCLICK, Inc. †	5,007
1,193	Interval Leisure Group, Inc. †	16,332
697	iRobot Corp. †	24,597
2,065	Jamba, Inc. †	4,419
816	JOS A Bank Clothiers, Inc. †	40,808
745	K12, Inc. †	24,689
829	Knology, Inc. †	12,311
19,313	Krispy Kreme Doughnuts, Inc. †	183,667
606	Libbey, Inc. †	9,829
1,134	Life Time Fitness, Inc. †	45,258
1,333	Lions Gate Entertainment Corp. †	8,824
656	Lumber Liquidators Holdings, Inc. †	16,662
680	Maidenform Brands, Inc. †	18,809
347	Matthews International Corp., Class A	13,932
751	MDC Partners, Inc., Class A	13,563
259	Men's Wearhouse, Inc. (The)	8,728
885	Monro Muffler Brake, Inc.	33,002
298	Morgans Hotel Group Co. †	2,143
308	National American University Holdings, Inc.	2,898
1,625	National CineMedia, Inc.	27,479
797	Nutrisystem, Inc.	11,206
359	Overstock.com, Inc. †	5,464
390	Oxford Industries, Inc.	13,166
586	Papa John's International, Inc. †	19,490
381	Peet's Coffee & Tea, Inc. †	21,984
684	PetMed Express, Inc.	8,105
620	PF Chang's China Bistro, Inc.	24,949
986	Pier 1 Imports, Inc. †	11,408
1,421	Pool Corp.	42,360
219	Pre-Paid Legal Services, Inc. †	14,561
294	ReachLocal, Inc. †	6,124
349	Red Robin Gourmet Burgers, Inc. †	12,697
282	Rentrak Corp. †	5,003
436	Rue21, Inc. †	14,170
922	Scientific Games Corp., Class A †	9,533
1,422	Select Comfort Corp. †	25,568
1,316	Shuffle Master, Inc. †	12,311
9,433	Shutterfly, Inc. †	541,643
1,228	Six Flags Entertainment Corp.	45,989
755	Smith & Wesson Holding Corp. †	2,265
3,400	SodaStream International, Ltd. †	206,754
1,818	Sonic Corp. †	19,325
1,985	Sotheby's	86,348
446	Steiner Leisure, Ltd. †	20,373
1,111	Steven Madden, Ltd. †	41,655
802	Stoneridge, Inc. †	11,821
361	Strayer Education, Inc.	45,627
583	Sturm Ruger & Co., Inc.	12,797
6,383	Tenneco, Inc. †	281,299
1,741	Texas Roadhouse, Inc., Class A	30,528
853	Timberland Co. (The), Class A †	36,654
212	Tower International, Inc. †	3,750
301	Town Sports International Holdings, Inc. †	2,291
753	True Religion Apparel, Inc. †	21,897
6,869	Ulta Salon Cosmetics & Fragrance, Inc. †	443,600
4,826	Under Armour, Inc., Class A †	373,098
180	Universal Electronics, Inc. †	4,547
626	Universal Technical Institute, Inc.	12,376
488	US Auto Parts Network, Inc. †	3,738
845	Vail Resorts, Inc.	39,056
1,454	Valassis Communications, Inc. †	44,056
965	Valuevision Media, Inc., Class A †	7,382

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Small Cap Growth Fund Schedule of Investments - (Continued)	June 30, 2011 (Unaudited)

Shares	Value
Consumer Discretionary (continued)
4,747	Vera Bradley, Inc. †	$181,335
584	Vitacost.com, Inc. †	2,827
10,454	Vitamin Shoppe, Inc. †	478,375
1,088	Warnaco Group, Inc. (The) †	56,848
530	Warner Music Group Corp. †	4,357
76	Winmark Corp.	3,293
898	Winnebago Industries, Inc. †	8,675
1,458	Wolverine World Wide, Inc.	60,872
804	World Wrestling Entertainment, Inc., Class A	7,662
610	Zumiez, Inc. †	15,232
		6,225,898
Consumer Staples — 3.9%
7,620	B&G Foods, Inc., Class A	157,124
257	Boston Beer Co., Inc., Class A †	23,027
372	Calavo Growers, Inc.	7,834
1,131	Casey's General Stores, Inc.	49,764
129	Coca-Cola Bottling Co. Consolidated	8,728
14,231	Darling International, Inc. †	251,889
3,904	Diamond Foods, Inc.	298,031
227	Dole Food Co., Inc. †	3,069
594	Elizabeth Arden, Inc. †	17,244
643	Female Health Co. (The)	3,215
4,563	Fresh Market, Inc. (The) †	176,497
268	Hain Celestial Group, Inc. (The) †	8,941
1,362	Heckmann Corp. †	8,226
484	Inter Parfums, Inc.	11,146
431	J&J Snack Foods Corp.	21,485
575	Lancaster Colony Corp.	34,972
246	Limoneira Co.	5,557
400	Medifast, Inc. †	9,492
335	National Beverage Corp.	4,908
348	Nature's Sunshine Products, Inc. †	6,779
1,608	Nu Skin Enterprises, Inc., Class A	60,380
3,248	Pricesmart, Inc.	166,395
7,458	Primo Water Corp. †	107,321
1,305	Rite Aid Corp. †	1,736
791	Ruddick Corp.	34,440
902	Smart Balance, Inc. †	4,672
399	Spectrum Brands Holdings, Inc. †	12,768
2,784	Star Scientific, Inc. †	12,528
525	Synutra International, Inc. †	5,156
667	Tootsie Roll Industries, Inc.	19,517
618	TreeHouse Foods, Inc. †	33,749
1,423	United Natural Foods, Inc. †	60,719
206	USANA Health Sciences, Inc. †	6,444
949	Vector Group, Ltd.	16,883
510	WD-40 Co.	19,910
		1,670,546
Energy — 9.4%
2,471	Abraxas Petroleum Corp. †	9,464
279	Alon USA Energy, Inc.	3,144
519	Amyris, Inc. †	14,579
273	Apco Oil and Gas International, Inc.	23,732
473	Approach Resources, Inc. †	10,723
1,321	ATP Oil & Gas Corp. †	20,225
713	Basic Energy Services, Inc. †	22,438
1,517	Berry Petroleum Co., Class A	80,598
107	Bill Barrett Corp. †	4,959
773	BPZ Resources, Inc. †	2,535
9,735	Brigham Exploration Co. †	291,369
1,794	Cal Dive International, Inc. †	10,728
1,190	Callon Petroleum Co. †	8,354
2,072	CARBO Ceramics, Inc.	337,632
1,147	Carrizo Oil & Gas, Inc. †	47,887

Shares	Value
Energy (continued)
2,055	Cheniere Energy, Inc. †	$18,824
159	Clayton Williams Energy, Inc. †	9,548
1,470	Clean Energy Fuels Corp. †	19,330
380	Cloud Peak Energy, Inc. †	8,094
2,326	Complete Production Services, Inc. †	77,595
363	Contango Oil & Gas Co. †	21,214
1,097	Crosstex Energy, Inc.	13,054
2,587	CVR Energy, Inc. †	63,692
75	Dawson Geophysical Co. †	2,561
1,007	Dril-Quip, Inc. †	68,305
2,200	Energy XXI Bermuda, Ltd. †	73,084
538	Evolution Petroleum Corp. †	3,820
1,555	FX Energy, Inc. †	13,653
342	Geokinetics, Inc. †	2,695
9,213	Georesources, Inc. †	207,200
543	Global Geophysical Services, Inc. †	9,665
628	GMX Resources, Inc. †	2,795
1,077	Golar LNG, Ltd.	37,577
767	Goodrich Petroleum Corp. †	14,120
136	Gulfmark Offshore, Inc., Class A †	6,010
1,145	Gulfport Energy Corp. †	33,995
488	Houston American Energy Corp.	8,847
4,564	Hyperdynamics Corp. †	19,625
3,864	ION Geophysical Corp. †	36,554
37	Isramco, Inc. †	2,445
3,294	Key Energy Services, Inc. †	59,292
5,269	Kodiak Oil & Gas Corp. †	30,402
5,571	Lufkin Industries, Inc.	479,385
42,945	Magnum Hunter Resources Corp. †	290,308
2,886	McMoRan Exploration Co. †	53,333
184	Mitcham Industries, Inc. †	3,183
1,855	Northern Oil and Gas, Inc. †	41,088
15,491	Oasis Petroleum, Inc. †	459,773
5,673	OYO Geospace Corp. †	567,300
220	Panhandle Oil and Gas, Inc., Class A	6,488
2,506	Patriot Coal Corp. †	55,784
426	Petroquest Energy, Inc. †	2,991
1,270	Pioneer Drilling Co. †	19,355
6,793	Rentech, Inc. †	7,201
1,372	Resolute Energy Corp. †	22,172
893	Rex Energy Corp. †	9,171
190	RigNet, Inc. †	3,230
1,560	Rosetta Resources, Inc. †	80,402
256	Solazyme, Inc. †	5,880
1,441	Stone Energy Corp. †	43,792
2,270	Syntroleum Corp. †	3,337
491	Targa Resources Corp.	16,429
250	Tetra Technologies, Inc. †	3,183
640	Triangle Petroleum Corp. †	4,134
1,923	Uranerz Energy Corp. †	5,807
2,130	Uranium Energy Corp. †	6,518
2,783	Uranium Resources, Inc. †	4,648
2,635	Ur-Energy, Inc. †	4,216
213	Venoco, Inc. †	2,714
1,055	Voyager Oil & Gas, Inc. †	3,133
1,028	W&T Offshore, Inc.	26,851
1,468	Western Refining, Inc. †	26,527
271	Willbros Group, Inc. †	2,314
1,190	World Fuel Services Corp.	42,757
805	Zion Oil & Gas, Inc. †	4,790
		4,060,557
Financials — 4.7%
254	Acadia Realty Trust	5,164
40	Alexander's, Inc.	15,880
905	American Assets Trust, Inc.	20,317

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Small Cap Growth Fund Schedule of Investments - (Continued)	June 30, 2011 (Unaudited)

Shares	Value
Financials (continued)
886	American Campus Communities, Inc.	$31,471
877	Artio Global Investors, Inc., Class A	9,910
59	Bank of the Ozarks, Inc.	3,072
475	Banner Corp.	8,312
2,258	BGC Partners, Inc., Class A	17,454
288	Cash America International, Inc.	16,667
1,367	CBL & Associates Properties, Inc.	24,784
418	Cohen & Steers, Inc.	13,857
816	Crawford & Co., Class B	5,769
197	Credit Acceptance Corp. †	16,589
67	Diamond Hill Investment Group, Inc.	5,447
10,598	Dollar Financial Corp. †	229,436
921	Duff & Phelps Corp., Class A	11,817
657	DuPont Fabros Technology, Inc.	16,556
363	EastGroup Properties, Inc.	15,431
6,264	Encore Capital Group, Inc. †	192,430
444	Epoch Holding Corp.	7,925
513	Equity Lifestyle Properties, Inc.	32,032
582	Evercore Partners, Inc., Class A	19,392
1,069	Extra Space Storage, Inc.	22,802
1,380	Ezcorp, Inc., Class A †	49,093
1,856	FelCor Lodging Trust, Inc. †	9,892
1,122	Financial Engines, Inc. †	29,082
895	First Cash Financial Services, Inc. †	37,581
458	First Financial Bankshares, Inc.	15,778
133	GAMCO Investors, Inc., Class A	6,157
360	Getty Realty Corp.	9,083
226	Gladstone Commercial Corp.	3,917
2,589	Glimcher Realty Trust	24,596
235	Greenlight Capital Re, Ltd., Class A †	6,178
297	Hampton Roads Bankshares, Inc. †	2,940
858	HFF, Inc., Class A †	12,947
1,602	Highwoods Properties, Inc.	53,074
1,149	Home Properties, Inc.	69,951
470	Imperial Holdings, Inc. †	4,775
587	Investors Real Estate Trust	5,083
848	Kilroy Realty Corp.	33,488
3,280	Ladenburg Thalmann Financial Services, Inc. †	4,526
174	LTC Properties, Inc.	4,841
827	MarketAxess Holdings, Inc.	20,725
1,073	Mid-America Apartment Communities, Inc.	72,395
314	National Health Investors, Inc.	13,951
881	Netspend Holdings, Inc. †	8,810
2,192	Newcastle Investment Corp.	12,670
2,840	Omega Healthcare Investors, Inc.	59,668
1,246	optionsXpress Holdings, Inc.	20,783
4,229	Portfolio Recovery Associates, Inc. †	358,577
620	Potlatch Corp.	21,867
108	PS Business Parks, Inc.	5,951
252	Sabra Healthcare REIT, Inc.	4,211
226	Saul Centers, Inc.	8,898
1,229	Signature Bank †	70,299
631	Stifel Financial Corp. †	22,628
1,315	Strategic Hotels & Resorts, Inc. †	9,310
292	SVB Financial Group †	17,435
2,368	Tanger Factory Outlet Centers	63,391
421	Tejon Ranch Co. †	14,356
180	Universal Health Realty Income Trust	7,196
140	Virtus Investment Partners, Inc. †	8,498
345	Walker & Dunlop, Inc. †	4,588
478	Washington Real Estate Investment Trust	15,545
419	Westamerica Bancorporation	20,636
496	Westfield Financial, Inc.	4,028

Shares	Value
Financials (continued)
196	Westwood Holdings Group, Inc.	$7,468
468	World Acceptance Corp. †	30,687
		2,030,067
Health Care — 21.2%
655	Abaxis, Inc. †	17,849
931	ABIOMED, Inc. †	15,082
1,172	Accretive Health, Inc. †	33,742
1,792	Accuray, Inc. †	14,350
1,169	Achillion Pharmaceuticals, Inc. †	8,697
1,146	Acorda Therapeutics, Inc. †	37,027
228	Aegerion Pharmaceuticals, Inc. †	3,591
535	Affymax, Inc. †	3,675
8,871	Air Methods Corp. †	663,019
1,639	Akorn, Inc. †	11,473
1,796	Align Technology, Inc. †	40,949
364	Alimera Sciences, Inc. †	2,967
2,800	Alkermes, Inc. †	52,080
846	Alliance HealthCare Services, Inc. †	3,215
1,962	Allos Therapeutics, Inc. †	4,199
1,083	Alnylam Pharmaceuticals, Inc. †	10,148
493	Amicus Therapeutics, Inc. †	2,928
564	AMN Healthcare Services, Inc. †	4,692
597	Ampio Pharmaceuticals, Inc. †	4,651
322	Anacor Pharmaceuticals, Inc. †	2,080
277	Analogic Corp.	14,567
2,686	Antares Pharma, Inc. †	5,936
516	Anthera Pharmaceuticals, Inc. †	4,216
496	Ardea Biosciences, Inc. †	12,628
3,873	Ariad Pharmaceuticals, Inc. †	43,881
1,583	Arqule, Inc. †	9,894
800	Arthrocare Corp. †	26,776
7,073	athenahealth, Inc. †	290,700
425	AtriCure, Inc. †	5,482
47	Atrion Corp.	9,297
1,402	Auxilium Pharmaceuticals, Inc. †	27,479
3,277	AVANIR Pharmaceuticals, Inc., Class A †	11,011
782	AVEO Pharmaceuticals, Inc. †	16,117
4,122	AVI BioPharma, Inc. †	5,894
703	Bacterin International Holdings, Inc. †	1,997
909	BioCryst Pharmaceuticals, Inc. †	3,472
708	Bio-Reference Labs, Inc. †	14,797
2,775	Biosante Pharmaceuticals, Inc. †	7,631
23,260	BioScrip, Inc. †	150,957
152	Biospecifics Technologies Corp. †	3,405
751	Biotime, Inc. †	3,853
1,123	Cadence Pharmaceuticals, Inc. †	10,332
1,403	Caliper Life Sciences, Inc. †	11,378
293	Capital Senior Living Corp. †	2,722
400	Cardiovascular Systems, Inc. †	5,824
4,345	Cell Therapeutics, Inc. †	6,843
919	Centene Corp. †	32,652
1,809	Cepheid, Inc. †	62,664
1,254	Cerus Corp. †	3,762
1,586	Chelsea Therapeutics International, Ltd. †	8,089
628	Chemed Corp.	41,147
175	Chindex International, Inc. †	2,384
719	Cleveland Biolabs, Inc. †	2,452
747	Codexis, Inc. †	7,194
1,761	Columbia Laboratories, Inc. †	5,441
6,231	Complete Genomics, Inc. †	95,210
5,387	Computer Programs & Systems, Inc.	341,967
921	Conceptus, Inc. †	10,748
737	Continucare Corp. †	4,555
10,316	Cooper Cos., Inc. (The)	817,440

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Small Cap Growth Fund Schedule of Investments - (Continued)	June 30, 2011 (Unaudited)

Shares	Value
Health Care (continued)
1,216	Corcept Therapeutics, Inc. †	$4,852
207	Corvel Corp. †	9,708
1,759	Cubist Pharmaceuticals, Inc. †	63,306
1,623	Curis, Inc. †	5,810
824	Cyberonics, Inc. †	23,031
1,041	Cytori Therapeutics, Inc. †	4,986
1,294	Delcath Systems, Inc. †	6,677
1,557	Depomed, Inc. †	12,736
15,140	DexCom, Inc. †	219,379
2,280	Durect Corp. †	4,628
736	Dusa Pharmaceuticals, Inc. †	4,578
2,465	Dyax Corp. †	4,881
3,477	Dynavax Technologies Corp. †	9,562
264	DynaVox, Inc., Class A †	2,006
718	Emergent Biosolutions, Inc. †	16,191
904	Emeritus Corp. †	19,210
433	Endocyte, Inc. †	6,201
1,453	Endologix, Inc. †	13,513
483	Ensign Group, Inc. (The)	14,678
175	ePocrates, Inc. †	3,227
802	eResearchTechnology, Inc. †	5,109
1,057	Exact Sciences Corp. †	9,090
212	Exactech, Inc. †	3,818
13,943	ExamWorks Group, Inc. †	354,013
3,753	Exelixis, Inc. †	33,627
196	Fluidigm Corp. †	3,287
350	Forest Labs, Inc. (a)	—
498	Genomic Health, Inc. †	13,899
868	Geron Corp. †	3,481
542	GTx, Inc. †	2,596
743	Haemonetics Corp. †	47,827
2,405	Halozyme Therapeutics, Inc. †	16,619
9,262	Hanger Orthopedic Group, Inc. †	226,641
1,424	Hansen Medical, Inc. †	4,856
1,077	Healthspring, Inc. †	49,660
463	HealthStream, Inc. †	6,144
351	HeartWare International, Inc. †	26,002
103	Hi-Tech Pharmacal Co., Inc. †	2,980
5,659	HMS Holdings Corp. †	435,007
85	ICU Medical, Inc. †	3,714
461	Idenix Pharmaceuticals, Inc. †	2,305
1,673	Immucor, Inc. †	34,163
1,578	Immunogen, Inc. †	19,236
1,961	Immunomedics, Inc. †	7,981
1,755	Impax Laboratories, Inc. †	38,189
2,608	Incyte Corp., Ltd. †	49,396
599	Infinity Pharmaceuticals, Inc. †	4,948
1,370	Inhibitex, Inc. †	5,370
10,972	Insulet Corp. †	243,249
624	Integra LifeSciences Holdings Corp. †	29,833
664	InterMune, Inc. †	23,804
8,740	IPC The Hospitalist Co., Inc. †	405,099
445	IRIS International, Inc. †	4,446
1,492	Ironwood Pharmaceuticals, Inc., Class A †	23,454
2,934	Isis Pharmaceuticals, Inc. †	26,875
764	ISTA Pharmaceuticals, Inc. †	5,841
648	Jazz Pharmaceuticals, Inc. †	21,611
276	Kensey Nash Corp. †	6,963
2,039	Keryx Biopharmaceuticals, Inc. †	9,644
1,009	KV Pharmaceutical Co., Class A †	2,744
279	Landauer, Inc.	17,184
1,839	Lexicon Pharmaceuticals, Inc. †	3,237
593	Ligand Pharmaceuticals, Inc., Class B †	7,086
1,111	Luminex Corp. †	23,220
935	MAKO Surgical Corp. †	27,798

Shares	Value
Health Care (continued)
2,290	MannKind Corp. †	$8,702
650	MAP Pharmaceuticals, Inc. †	10,380
1,536	Masimo Corp.	45,588
1,161	MedAssets, Inc. †	15,511
293	Medical Action Industries, Inc. †	2,388
908	Medicines Co. (The) †	14,991
1,497	Medicis Pharmaceutical Corp., Class A	57,140
7,533	Medidata Solutions, Inc. †	179,813
917	Medivation, Inc. †	19,651
937	MedQuist Holdings, Inc. †	12,106
248	Medtox Scientific, Inc.	4,332
1,549	Merge Healthcare, Inc. †	8,055
1,205	Meridian Bioscience, Inc.	29,053
1,073	Merit Medical Systems, Inc. †	19,282
740	Metabolix, Inc. †	5,284
1,285	Metropolitan Health Networks, Inc. †	6,155
1,376	Micromet, Inc. †	7,898
498	Molina Healthcare, Inc. †	13,506
1,358	Momenta Pharmaceuticals, Inc. †	26,427
4,593	MWI Veterinary Supply, Inc. †	370,977
1,344	Nabi Biopharmaceuticals †	7,231
466	Natus Medical, Inc. †	7,060
2,137	Nektar Therapeutics †	15,536
669	Neogen Corp. †	30,245
2,588	Neoprobe Corp. †	8,592
1,198	Neostem, Inc. †	1,773
1,051	Neurocrine Biosciences, Inc. †	8,461
2,026	Novavax, Inc. †	4,093
2,533	NPS Pharmaceuticals, Inc. †	23,937
1,159	NuVasive, Inc. †	38,108
1,308	NxStage Medical, Inc. †	27,233
494	Nymox Pharmaceutical Corp. †	4,125
578	Obagi Medical Products, Inc. †	5,451
502	Omnicell, Inc. †	7,826
301	OncoGenex Pharmaceutical, Inc. †	5,126
877	Oncothyreon, Inc. †	8,060
1,856	Onyx Pharmaceuticals, Inc. †	65,517
3,169	Opko Health, Inc. † (a)	11,694
1,369	Optimer Pharmaceuticals, Inc. †	16,277
1,383	OraSure Technologies, Inc. †	11,797
1,010	Orexigen Therapeutics, Inc. †	1,606
525	Orthofix International NV †	22,297
531	Osiris Therapeutics, Inc. †	4,110
1,526	Owens & Minor, Inc.	52,632
227	Pacific Biosciences of California, Inc. †	2,656
156	Pacira Pharmaceuticals, Inc. †	1,872
1,072	Pain Therapeutics, Inc.	4,149
743	Par Pharmaceutical Cos., Inc. †	24,504
1,568	Parexel International Corp. †	36,942
3,442	PDL BioPharma, Inc.	20,205
2,068	Peregrine Pharmaceuticals, Inc. †	3,846
1,366	Pharmacyclics, Inc. †	14,261
1,065	PharmAthene, Inc. †	3,131
842	Pozen, Inc. †	3,536
667	Progenics Pharmaceuticals, Inc. †	4,789
1,630	PSS World Medical, Inc. †	45,656
1,986	Quality Systems, Inc.	173,378
1,556	Questcor Pharmaceuticals, Inc. †	37,500
851	Quidel Corp. †	12,893
918	RadNet, Inc. †	4,039
983	Raptor Pharmaceutical Corp. †	6,085
1,547	Rigel Pharmaceuticals, Inc. †	14,186
478	Rockwell Medical Technologies, Inc. †	6,138
535	Rural/Metro Corp. †	9,223
195	Sagent Pharmaceuticals, Inc. †	5,261

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Small Cap Growth Fund Schedule of Investments - (Continued)	June 30, 2011 (Unaudited)

Shares	Value
Health Care (continued)
1,689	Salix Pharmaceuticals, Ltd. †	$67,273
1,549	Sangamo Biosciences, Inc. †	9,124
1,660	Santarus, Inc. †	5,594
1,487	Savient Pharmaceuticals, Inc. †	11,138
1,041	Sciclone Pharmaceuticals, Inc. †	6,288
2,826	Seattle Genetics, Inc. †	57,990
314	Select Medical Holdings Corp. †	2,785
2,007	Sequenom, Inc. †	15,153
1,019	SIGA Technologies, Inc. †	9,925
403	SonoSite, Inc. †	14,173
1,046	Spectranetics Corp. †	6,506
1,533	Spectrum Pharmaceuticals, Inc. †	14,203
935	Staar Surgical Co. †	4,955
1,106	Stereotaxis, Inc. †	3,882
1,744	STERIS Corp.	61,005
501	Sucampo Pharmaceuticals, Inc., Class A †	2,054
850	Sunesis Pharmaceuticals, Inc. †	1,776
1,261	Sunrise Senior Living, Inc. †	12,017
7,181	SXC Health Solutions Corp. †	423,105
341	Symmetry Medical, Inc. †	3,059
708	Synergetics USA, Inc. †	3,901
347	Synovis Life Technologies, Inc. †	6,045
715	Synta Pharmaceuticals Corp. †	3,596
812	Targacept, Inc. †	17,109
783	Team Health Holdings, Inc. †	17,625
1,688	Theravance, Inc. †	37,490
311	Tornier BV †	8,381
273	Transcend Services, Inc. †	8,023
204	Trius Therapeutics, Inc. †	1,616
361	U.S. Physical Therapy, Inc.	8,928
1,699	Unilife Corp. †	8,801
543	Uroplasty, Inc. †	4,072
827	Vanda Pharmaceuticals, Inc. †	5,905
540	Vascular Solutions, Inc. †	6,696
1,904	Vical, Inc. †	7,844
2,398	Vivus, Inc. †	19,520
1,528	Volcano Corp. †	49,339
1,250	WellCare Health Plans, Inc. †	64,263
544	West Pharmaceutical Services, Inc.	23,805
875	XenoPort, Inc. †	6,230
1,367	Zalicus, Inc. †	3,253
1,712	ZIOPHARM Oncology, Inc. †	10,477
373	Zogenix, Inc. †	1,496
10,215	Zoll Medical Corp. †	578,782
		9,135,892
Industrials — 17.5%
1,233	3D Systems Corp. †	24,303
3,731	51job, Inc. ADR †	209,421
491	A123 Systems, Inc. †	2,612
561	AAON, Inc.	12,252
303	AAR Corp.	8,208
447	ABM Industries, Inc.	10,433
7,077	Acacia Research-Acacia Technologies †	259,655
2,391	Active Power, Inc. †	5,858
322	Actuant Corp., Class A	8,639
1,250	Acuity Brands, Inc.	69,725
459	Advisory Board Co. (The) †	26,567
492	Aerovironment, Inc. †	17,392
233	Aircastle, Ltd.	2,964
2,989	Alaska Air Group, Inc. †	204,627
160	Albany International Corp., Class A	4,222
451	Allegiant Travel Co., Class A †	22,324
803	Altra Holdings, Inc. †	19,264
539	Ameresco, Inc., Class A †	7,643

Shares	Value
Industrials (continued)
267	American Science & Engineering, Inc.	$21,360
861	APAC Customer Services, Inc. †	4,589
1,246	Applied Industrial Technologies, Inc.	44,370
6,305	Astec Industries, Inc. †	233,159
265	Astronics Corp. †	8,162
296	AT Cross Co., Class A †	3,371
3,094	Avis Budget Group, Inc. †	52,876
377	AZZ, Inc.	17,267
376	Badger Meter, Inc.	13,908
4,684	BE Aerospace, Inc. †	191,154
1,361	Beacon Roofing Supply, Inc. †	31,058
1,200	Belden, Inc.	41,832
1,425	Blount International, Inc. †	24,895
130	Brady Corp., Class A	4,168
1,197	Brink's Co. (The)	35,707
909	Broadwind Energy, Inc. †	1,318
348	CAI International, Inc. †	7,190
7,246	Capstone Turbine Corp. †	11,086
723	Casella Waste Systems, Inc., Class A †	4,410
409	Celadon Group, Inc. †	5,710
887	Cenveo, Inc. †	5,677
863	Chart Industries, Inc. †	46,585
326	CIRCOR International, Inc.	13,963
1,408	CLARCOR, Inc.	66,570
4,603	Clean Harbors, Inc. †	475,260
239	Coleman Cable, Inc. †	3,511
716	Colfax Corp. †	17,757
475	Columbus McKinnon Corp. †	8,531
868	Commercial Vehicle Group, Inc. †	12,317
279	Consolidated Graphics, Inc. †	15,331
1,015	Corporate Executive Board Co. (The)	44,305
743	CoStar Group, Inc. †	44,045
200	Cubic Corp.	10,198
1,541	Deluxe Corp.	38,078
1,037	DigitalGlobe, Inc. †	26,350
850	Dollar Thrifty Automotive Group, Inc. †	62,679
339	Douglas Dynamics, Inc.	5,353
249	DXP Enterprises, Inc. †	6,312
187	Dycom Industries, Inc. †	3,055
403	Dynamic Materials Corp.	9,035
609	EnergySolutions, Inc.	3,008
221	EnerNOC, Inc. †	3,479
411	EnerSys †	14,147
258	EnPro Industries, Inc. †	12,402
213	ESCO Technologies, Inc.	7,838
419	Exponent, Inc. †	18,231
1,341	Flow International Corp. †	4,774
890	Force Protection, Inc. †	4,419
866	Forward Air Corp.	29,262
634	Franklin Electric Co., Inc.	29,766
559	Fuel Tech, Inc. †	3,706
3,736	FuelCell Energy, Inc. †	4,894
1,113	Furmanite Corp. †	8,837
2,270	Gardner Denver, Inc.	190,794
1,294	GenCorp, Inc. †	8,308
276	Generac Holdings, Inc. †	5,355
1,151	Genessee & Wyoming, Inc., Class A †	67,495
243	Global Power Equipment Group, Inc. †	6,444
456	Gorman-Rupp Co. (The)	15,021
298	Graham Corp.	6,079
399	H&E Equipment Services, Inc. †	5,582
1,948	Healthcare Services Group, Inc.	31,655
1,507	Heartland Express, Inc.	24,956
6,933	HEICO Corp.	379,513
158	Heritage-Crystal Clean, Inc. †	3,030

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Small Cap Growth Fund Schedule of Investments - (Continued)	June 30, 2011 (Unaudited)

Shares	Value
Industrials (continued)
1,685	Herman Miller, Inc.	$45,866
2,428	Hexcel Corp. †	53,149
8,598	Higher One Holdings, Inc. †	162,674
1,341	HNI Corp.	33,686
536	Houston Wire & Cable Co.	8,335
6,201	HUB Group, Inc., Class A †	233,530
624	Huron Consulting Group, Inc. †	18,851
219	ICF International, Inc. †	5,558
1,490	II-VI, Inc. †	38,144
798	Innerworkings, Inc. †	6,655
684	Insperity, Inc.	20,253
1,550	Interface, Inc., Class A	30,024
288	Intersections, Inc.	5,242
801	John Bean Technologies Corp.	15,475
110	Kadant, Inc. †	3,466
8,195	Kaman Corp.	290,677
918	Kforce, Inc. †	12,007
1,804	Knight Transportation, Inc.	30,650
1,393	Knoll, Inc.	27,958
9,501	Korn/Ferry International †	208,927
371	Lindsay Corp.	25,525
152	LMI Aerospace, Inc. †	3,713
1,661	MasTec, Inc. †	32,755
296	McGrath Rentcorp	8,312
1,885	Meritor, Inc. †	30,235
739	Metalico, Inc. †	4,360
550	Middleby Corp. †	51,722
803	Mine Safety Appliances Co.	29,984
8,966	Mistras Group, Inc. †	145,249
295	Mobile Mini, Inc. †	6,251
135	Moog, Inc., Class A †	5,875
157	Mueller Industries, Inc.	5,952
563	MYR Group, Inc. †	13,174
144	National Presto Industries, Inc.	14,615
508	NN, Inc. †	7,600
550	Odyssey Marine Exploration, Inc. †	1,721
1,395	Old Dominion Freight Line, Inc. †	52,033
705	Orbital Sciences Corp. †	11,879
240	Park-Ohio Holdings Corp. †	5,073
521	PMFG, Inc. †	10,342
5,076	Polypore International, Inc. †	344,356
684	Primoris Services Corp.	8,824
87	Quad	3,381
144	Quality Distribution, Inc. †	1,875
533	Raven Industries, Inc.	29,693
515	RBC Bearings, Inc. †	19,447
10,604	Robbins & Myers, Inc.	560,421
1,862	Rollins, Inc.	37,948
280	RPX Corp. †	7,849
2,682	Satcon Technology Corp. †	6,410
345	Sauer-Danfoss, Inc. †	17,385
215	SFN Group, Inc. †	1,954
510	Standard Parking Corp. †	8,145
267	Steelcase, Inc., Class A	3,041
373	Sun Hydraulics Corp.	17,829
688	Swift Transporation Co., Class A †	9,322
2,498	Swisher Hygiene, Inc. †	14,064
142	SYKES Enterprises, Inc. †	3,057
599	TAL International Group, Inc.	20,683
1,841	Taser International, Inc. †	8,377
584	Team, Inc. †	14,092
301	Teledyne Technologies, Inc. †	15,158
563	Tennant Co.	22,481
386	Tetra Tech, Inc. †	8,685
343	Textainer Group Holdings, Ltd.	10,544

Shares	Value
Industrials (continued)
576	Thermon Group Holdings, Inc. †	$6,912
1,240	Titan International, Inc.	30,082
128	Titan Machinery, Inc. †	3,684
167	TMS International Corp., Class A †	2,179
3,616	TransDigm Group, Inc. †	329,743
554	TRC Cos., Inc. †	3,462
465	Trex Co., Inc. †	11,383
756	Trimas Corp. †	18,711
64	Triumph Group, Inc.	6,373
875	TrueBlue, Inc. †	12,670
253	Twin Disc, Inc.	9,773
546	United Rentals, Inc. †	13,868
552	US Ecology, Inc.	9,439
1,500	USG Corp. †	21,510
582	Vicor Corp.	9,411
2,021	Wabash National Corp. †	18,937
825	Watsco, Inc.	56,092
86	Watts Water Technologies, Inc., Class A	3,045
194	Werner Enterprises, Inc.	4,860
8,147	WESCO International, Inc. †	440,671
1,806	Woodward Governor Co.	62,957
331	Xerium Technologies, Inc. †	6,140
5,116	Zipcar, Inc. †	104,418
		7,576,444
Information Technology — 25.5%
986	ACI Worldwide, Inc. †	33,297
4,576	Acme Packet, Inc. †	320,915
366	Active Network, Inc. †	6,442
1,046	Actuate Corp. †	6,119
1,902	ADTRAN, Inc.	73,626
300	Advanced Analogic Technologies, Inc. †	1,817
964	Advent Software, Inc. †	27,156
592	Aeroflex Holding Corp. †	10,745
779	American Software, Inc., Class A	6,474
274	Amtech Systems, Inc. †	5,655
928	Ancestry.com, Inc. †	38,410
416	Anixter International, Inc.	27,181
1,606	Applied Micro Circuits Corp. †	14,229
2,507	Aruba Networks, Inc. †	74,082
2,493	Aspen Technology, Inc. †	42,830
420	AXT, Inc. †	3,562
1,327	Blackbaud, Inc.	36,784
1,011	Blackboard, Inc. †	43,867
483	Blue Coat Systems, Inc. †	10,558
1,002	Bottomline Technologies, Inc. †	24,759
889	Brightpoint, Inc. †	7,210
5,636	BroadSoft, Inc. †	214,901
162	Cabot Microelectronics Corp. †	7,528
66	CACI International, Inc., Class A †	4,163
1,106	Calix, Inc. †	23,027
924	Callidus Software, Inc. †	5,405
1,266	Cardtronics, Inc. †	29,688
256	Cass Information Systems, Inc.	9,667
10,377	Cavium, Inc. †	452,333
11,625	Ceva, Inc. †	354,098
1,945	Cirrus Logic, Inc. †	30,926
998	Cognex Corp.	35,359
3,487	Coherent, Inc. †	192,726
1,278	CommVault Systems, Inc. †	56,807
338	Computer Task Group, Inc. †	4,451
7,040	comScore, Inc. †	182,336
1,310	Concur Technologies, Inc. †	65,592
844	Constant Contact, Inc. †	21,421
382	Convio, Inc. †	4,129
335	Cornerstone OnDemand, Inc. †	5,913

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Small Cap Growth Fund Schedule of Investments - (Continued)	June 30, 2011 (Unaudited)

Shares	Value
Information Technology (continued)
510	CSG Systems International, Inc. †	$9,425
220	Cymer, Inc. †	10,892
198	Daktronics, Inc.	2,136
1,056	DealerTrack Holdings, Inc. †	24,235
700	Deltek, Inc. †	5,243
231	Demand Media, Inc. †	3,130
966	DemandTec, Inc. †	8,791
621	DG FastChannel, Inc. †	19,903
502	Dialogic, Inc. †	2,259
23,337	Dice Holdings, Inc. †	315,516
205	Digimarc Corp. †	7,181
146	Digital River, Inc. †	4,695
1,038	Diodes, Inc. †	27,092
516	DTS, Inc. †	20,924
608	Ebix, Inc. †	11,582
1,075	Echelon Corp. †	9,772
347	Echo Global Logistics, Inc. †	6,159
273	Electro Rent Corp.	4,674
537	eMagin Corp. †	3,260
1,289	Entegris, Inc. †	13,045
24,632	Entropic Communications, Inc. †	218,978
577	Envestnet, Inc. †	8,568
482	ExlService Holdings, Inc. †	11,134
926	Extreme Networks †	3,000
394	Fabrinet †	9,566
692	Fair Isaac Corp.	20,898
974	FalconStor Software, Inc. †	4,364
482	FARO Technologies, Inc. †	21,112
1,055	FEI Co. †	40,290
2,635	Finisar Corp. †	47,509
438	Forrester Research, Inc.	14,437
5,043	Fusion-io, Inc. †	151,744
5,845	Gartner, Inc. †	235,495
485	Globecomm Systems, Inc. †	7,547
1,237	Glu Mobile, Inc. †	6,519
3,695	GT Solar International, Inc. †	59,859
455	Guidance Software, Inc. †	3,708
659	Hackett Group, Inc. (The) †	3,354
742	Harmonic, Inc. †	5,365
1,123	Heartland Payment Systems, Inc.	23,134
915	Hittite Microwave Corp. †	56,648
1,627	Hypercom Corp. †	15,993
912	iGate Corp.	14,884
800	Immersion Corp. †	6,824
609	Inphi Corp. †	10,597
2,819	Integrated Device Technology, Inc. †	22,157
419	Interactive Intelligence, Inc. †	14,686
1,335	InterDigital, Inc.	54,535
1,347	Internap Network Services Corp. †	9,900
939	IntraLinks Holdings, Inc. †	16,226
1,153	Ixia †	14,758
470	IXYS Corp. †	7,041
1,359	j2 Global Communications, Inc. †	38,365
2,539	Jack Henry & Associates, Inc.	76,195
237	JDA Software Group, Inc. †	7,321
776	Kenexa Corp. †	18,608
425	Keynote Systems, Inc.	9,193
817	Kopin Corp. †	3,848
606	L-1 Identity Solutions, Inc., Class 1 †	7,120
1,095	Lattice Semiconductor Corp. †	7,139
4,838	Lawson Software, Inc. †	54,282
509	LeCroy Corp. †	6,128
1,719	Limelight Networks, Inc. †	7,839
1,979	Lionbridge Technologies, Inc. †	6,293
12,366	Liquidity Services, Inc. †	291,961

Shares	Value
Information Technology (continued)
590	Littelfuse, Inc.	$34,645
1,558	LivePerson, Inc. †	22,030
4,629	LogMeIn, Inc. †	178,541
491	LoopNet, Inc. †	9,025
809	LTX-Credence Corp. †	7,232
23,304	Magma Design Automation, Inc. †	186,199
646	Manhattan Associates, Inc. †	22,248
298	Marchex, Inc., Class B	2,646
518	MAXIMUS, Inc.	42,854
534	MaxLinear, Inc., Class A †	4,624
832	Maxwell Technologies, Inc. †	13,470
441	Measurement Specialties, Inc. †	15,744
219	Mediamind Technologies, Inc. †	4,805
1,264	Mentor Graphics Corp. †	16,192
329	Meru Networks, Inc. †	3,951
1,517	Micrel, Inc.	16,050
2,536	Microsemi Corp. †	51,988
247	MicroStrategy, Inc., Class A †	40,182
3,206	Microvision, Inc. †	3,911
562	Mindspeed Technologies, Inc. †	4,496
1,124	MIPS Technologies, Inc., Class A †	7,767
2,211	MoneyGram International, Inc. †	7,341
688	Monolithic Power Systems, Inc. †	10,609
1,066	Monotype Imaging Holdings, Inc. †	15,063
1,031	MoSys, Inc. †	5,928
1,032	Motricity, Inc. †	7,977
4,840	Move, Inc. †	10,600
456	MTS Systems Corp.	19,074
1,080	Netgear, Inc. †	47,218
6,406	Netlogic Microsystems, Inc. †	258,931
1,098	Netscout Systems, Inc. †	22,937
8,653	NetSuite, Inc. †	339,198
365	Newport Corp. †	6,632
1,882	NIC, Inc.	25,332
333	Numerex Corp., Class A †	3,240
141	NVE Corp. †	8,241
1,516	OCZ Technology Group, Inc. †	12,128
1,341	Omnivision Technologies, Inc. †	46,680
3,905	OpenTable, Inc. †	324,584
921	Openwave Systems, Inc. †	2,109
266	Oplink Communications, Inc. †	4,956
423	Opnet Technologies, Inc.	17,318
439	OSI Systems, Inc. †	18,877
3,499	Parametric Technology Corp. †	80,232
702	PDF Solutions, Inc. †	4,184
480	Pegasystems, Inc.	22,344
542	Perficient, Inc. †	5,561
384	Plantronics, Inc.	14,028
1,007	Plexus Corp. †	35,054
849	Power Integrations, Inc.	32,627
1,903	Power-One, Inc. †	15,414
4,998	Powerwave Technologies, Inc. †	14,744
618	PRGX Global, Inc. †	4,419
341	Procera Networks, Inc. †	3,659
1,174	Progress Software Corp. †	28,329
12,560	PROS Holdings, Inc. †	219,674
1,283	Pulse Electronics Corp.	5,671
235	QAD, Inc., Class A †	2,402
2,065	QLIK Technologies, Inc. †	70,334
214	Quepasa Corp. †	1,551
556	Quest Software, Inc. †	12,638
1,185	Radiant Systems, Inc. †	24,767
2,894	Rambus, Inc. †	42,484
7,680	RealD, Inc. †	179,635
892	RealPage, Inc. †	23,611

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Small Cap Growth Fund Schedule of Investments - (Continued)	June 30, 2011 (Unaudited)

Shares	Value
Information Technology (continued)
280	Responsys, Inc. †	$4,964
845	RF Micro Devices, Inc. †	5,171
724	RightNow Technologies, Inc. †	23,458
5,234	Riverbed Technology, Inc. †	207,214
385	Rofin-Sinar Technologies, Inc. †	13,148
158	Rogers Corp. †	7,300
521	Rubicon Technology, Inc. †	8,784
858	Saba Software, Inc. †	7,748
3,210	Sapient Corp. †	48,246
1,325	SAVVIS, Inc. †	52,377
130	Scansource, Inc. †	4,872
373	SciQuest, Inc. †	6,375
410	Seachange International, Inc. †	4,420
1,912	Semtech Corp. †	52,274
293	ServiceSource International, Inc. †	6,511
23,590	ShoreTel, Inc. †	240,618
917	Silicon Graphics International Corp. †	15,772
1,870	Silicon Image, Inc. †	12,080
1,664	SolarWinds, Inc. †	43,497
531	Sonus Networks, Inc. †	1,720
814	Sourcefire, Inc. †	24,192
270	SPS Commerce, Inc. †	4,803
109	SRA International, Inc., Class A †	3,370
406	SRS Labs, Inc. †	3,894
380	Stamps.com, Inc.	5,069
1,207	STEC, Inc. †	20,531
4,251	Stratasys, Inc. †	143,259
2,315	SuccessFactors, Inc. †	68,061
807	Super Micro Computer, Inc. †	12,985
958	support.com, Inc. †	4,598
1,003	Synaptics, Inc. †	25,817
13,187	Synchronoss Technologies, Inc. †	418,424
451	Syntel, Inc.	26,663
2,167	Take-Two Interactive Software, Inc. †	33,112
1,206	Taleo Corp., Class A †	44,658
346	TechTarget, Inc. †	2,619
669	TeleCommunication Systems, Inc., Class A †	3,231
458	TeleNav, Inc. †	8,120
730	TeleTech Holdings, Inc. †	15,388
3,539	TiVo, Inc. †	36,416
776	TNS, Inc. †	12,882
164	Travelzoo, Inc. †	10,601
4,819	TriQuint Semiconductor, Inc. †	49,106
373	TTM Technologies, Inc. †	5,975
942	Tyler Technologies, Inc. †	25,227
3,216	Ultimate Software Group, Inc. †	175,047
698	Ultra Clean Holdings †	6,338
17,441	Ultratech, Inc. †	529,858
509	Unisys Corp. †	13,081
1,129	Universal Display Corp. †	39,617
2,326	ValueClick, Inc. †	38,612
804	VASCO Data Security International, Inc. †	10,010
834	Veeco Instruments, Inc. †	40,374
8,291	VeriFone Systems, Inc. †	367,706
624	Verint Systems, Inc. †	23,113
404	Viasat, Inc. †	17,481
1,194	VirnetX Holding Corp. †	34,554
453	Virtusa Corp. †	8,584
11,390	Vocus, Inc. †	348,648
737	Volterra Semiconductor Corp. †	18,174
2,479	Wave Systems Corp., Class A †	6,991
862	Web.com Group, Inc. †	10,620
1,150	Websense, Inc. †	29,866

Shares	Value
Information Technology (continued)
1,136	Wright Express Corp. †	$59,152
557	XO Group, Inc. †	5,542
1,997	Zix Corp. †	7,668
		11,014,745
Materials — 2.0%
174	AEP Industries, Inc. †	5,079
710	AMCOL International Corp.	27,094
838	Balchem Corp.	36,688
1,328	Calgon Carbon Corp. †	22,576
1,756	Chemtura Corp. †	31,959
171	Coeur d'Alene Mines Corp. †	4,148
25	Contango ORE, Inc. †	325
320	Deltic Timber Corp.	17,181
1,066	Eagle Materials, Inc.	29,709
1,473	Flotek Industries, Inc. †	12,550
216	FutureFuel Corp.	2,616
1,996	General Moly, Inc. †	8,902
1,855	Globe Specialty Metals, Inc.	41,589
832	Gold Resource Corp.	20,742
321	Golden Minerals Co. †	5,707
4,140	Graphic Packaging Holding Co. †	22,522
267	Hawkins, Inc.	9,671
283	Haynes International, Inc.	17,526
8,222	Hecla Mining Co. †	63,227
644	Innophos Holdings, Inc.	31,427
627	Innospec, Inc. †	21,073
224	Kaiser Aluminum Corp.	12,235
214	KMG Chemicals, Inc.	3,604
612	Koppers Holdings, Inc.	23,213
822	Kraton Performance Polymers, Inc. †	32,198
513	LSB Industries, Inc. †	22,018
374	Metals USA Holdings Corp. †	5,573
2,449	Midway Gold Corp. †	4,800
251	Neenah Paper, Inc.	5,341
280	NewMarket Corp.	47,799
194	NL Industries, Inc.	3,562
682	Noranda Aluminum Holding Corp. †	10,326
1,422	Olin Corp.	32,222
1,364	Omnova Solutions, Inc. †	9,493
3,461	Paramount Gold and Silver Corp. †	11,283
2,010	PolyOne Corp.	31,095
292	Quaker Chemical Corp.	12,559
482	Revett Minerals, Inc. †	2,174
120	RTI International Metals, Inc. †	4,604
1,199	Senomyx, Inc. †	6,163
3,031	Stillwater Mining Co. †	66,712
258	TPC Group, Inc. †	10,119
3,112	US Gold Corp. †	18,765
1,067	Worthington Industries, Inc.	24,648
588	Zagg, Inc. †	7,879
652	Zep, Inc.	12,323
		853,019
Telecommunication Services — 0.6%
1,868	8x8, Inc. †	9,135
664	AboveNet, Inc.	46,785
310	Alaska Communications Systems Group, Inc.	2,750
76	Atlantic Telegraph-Network, Inc.	2,915
832	Cbeyond, Inc. †	11,007
1,669	Cincinnati Bell, Inc. †	5,541
1,334	Cogent Communications Group, Inc. †	22,691
649	Consolidated Communications Holdings, Inc.	12,617
1,235	General Communication, Inc., Class A †	14,906
548	Global Crossing, Ltd. †	21,032

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Small Cap Growth Fund Schedule of Investments - (Continued)	June 30, 2011 (Unaudited)

Shares	Value
Telecommunication Services (continued)
454	HickoryTech Corp.	$5,394
2,878	ICO Global Communications Holdings, Ltd. †	7,943
378	IDT Corp., Class B	10,214
875	inContact, Inc. †	4,156
386	Leap Wireless International, Inc. †	6,265
877	NTELOS Holdings Corp.	17,909
2,636	PAETEC Holding Corp. †	12,626
749	Shenandoah Telecommunications Co.	12,748
729	Telecom Argentina SA ADR	14,150
1,017	Towerstream Corp. †	5,075
1,714	Vonage Holdings Corp. †	7,559
		253,418
Utilities — 0.0%
153	South Jersey Industries, Inc.	8,309

Total Common Stock (Cost $32,925,363)		42,828,895

EXCHANGE-TRADED FUND — 0.7%
3,071	iShares Russell 2000 Growth Index Fund (Cost $286,064)	291,285

	Maturity Date	Par	Value
CORPORATE BOND — 0.0%
Financials — 0.0%
GAMCO Investors, Inc.(a)
0.00%, (Cost $400)	12/31/15	400	267

Shares		Value
WARRANT — 0.0%
15	GRH, Expires 09/15/11 †(a)(b) (Cost $0)	—

RIGHT — 0.0%
377	Bluelinx Holdings (Cost $0)	68

SHORT-TERM INVESTMENT — 0.4%
158,259	Northern Trust Institutional Government Select Portfolio, 0.01% (c)(d) (Cost $158,259)	158,259

Total Investments — 100.3%
(Cost $33,370,086)		43,278,774

Other Assets & Liabilities, Net — (0.03)%		(135,691)

NET ASSETS — 100.0%		$43,143,083

†	Non-income producing security.
††	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(a)	Security fair valued using methods determined in good faith by the Pricing Committee. As of June 30, 2011, the total market value of these securities was $267, and represented 0.0% of Net Assets.
(b)	All or a portion of this security is on loan. At June 30, 2011, the total market value of securities on loan was $0.
(c)	Rate shown is the 7-day effective yield as of June 30, 2011.
(d)	A portion of this security was purchased with cash collateral from securities on loan (See Note 2). The total value of such securities was $18 as of June 30, 2011.

ADR — American Depositary Receipt
REIT — Real Estate Investment Trust

Amounts designated as “—” are either $0, or have been rounded to $0.

The following is a summary of the inputs used as of June 30, 2011, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3		Total
Common Stock	$42,828,895	$—	$—		$42,828,895
Exchange-Traded Fund	291,285	—	—		291,285
Corporate Bond	—	267	—	*	267
Warrant	—	—	—	*	—
Right	68	—	—		68
Short-Term Investment	—	158,259	—		158,259
	291,353	158,526	—		449,879

Total Investments in Securities	$43,120,248	$158,526	$—		$43,278,774

*
This security was categorized as Level 3 and had a market value of $0 as of June 30, 2011. There were $0 of realized gain/(loss), change in unrealized appreciation/(depreciation), purchases, sales and transfers in or out of Level 3 during the six months ended June 30, 2011 due to the fact that the value has remained zero throughout the six months ended June 30, 2011.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Common Stock
Beginning balance as of January 1, 2011	$2,406
Realized gain/(loss)	—
Change in unrealized appreciation/(depreciation)	—
Purchases	—
Sales	—
Transfer into Level 3	—
Transfer out of Level 3	2,406
Ending balance as of June 30, 2011	$—

See Notes to Financial Statements.

Wilshire Variable Insurance Trust International Equity Fund Schedule of Investments	June 30, 2011 (Unaudited)

Shares	Value
COMMON STOCK — 87.8%
Australia — 4.3%
840	AGL Energy, Ltd.	$13,220
5,331	Alumina, Ltd.	12,208
3,361	Amcor, Ltd.	26,040
3,220	AMP, Ltd.	16,931
1,749	Aristocrat Leisure, Ltd.	4,559
4,176	Australia & New Zealand Banking Group, Ltd.	98,977
5,553	BHP Billiton, Ltd.	262,402
3,707	BlueScope Steel, Ltd.	4,824
2,590	Brambles, Ltd.	20,135
15,700	Coca-Cola Amatil, Ltd.	192,610
2,470	Commonwealth Bank of Australia	139,091
1,000	CSL, Ltd.	35,541
1,215	DuluxGroup, Ltd.	3,674
2,388	Echo Entertainment Group, Ltd. †	10,525
3,120	Fortescue Metals Group, Ltd.	21,405
4,120	Foster's Group, Ltd.	22,800
2,117	GPT Group	7,195
888	Iluka Resources, Ltd.	16,061
3,759	Incitec Pivot, Ltd.	15,653
6,870	Insurance Australia Group, Ltd.	25,113
342	Leighton Holdings, Ltd.	7,714
1,114	Macquarie Atlas Roads Group †	2,101
528	Macquarie Group, Ltd.	17,810
56,000	Metcash, Ltd.	249,882
3,409	National Australia Bank, Ltd.	94,237
1,869	Newcrest Mining, Ltd.	75,721
1,215	Orica, Ltd.	35,220
2,116	Origin Energy, Ltd.	35,973
1,610	QBE Insurance Group, Ltd.	29,877
791	Rio Tinto, Ltd.	70,791
2,098	Santos, Ltd.	30,586
4,886	Stockland	17,919
2,843	Suncorp Group, Ltd.	24,847
2,388	TABCORP Holdings, Ltd.	8,446
133,000	Telstra Corp., Ltd.	413,224
1,550	Toll Holdings, Ltd.	8,085
2,602	Transurban Group	14,614
1,937	Wesfarmers, Ltd.	66,375
754	Wesfarmers, Ltd. PPS	26,143
3,555	Westfield Group	33,130
3,555	Westfield Retail Trust	10,361
20,211	Westpac Banking Corp.	484,829
970	Woodside Petroleum, Ltd.	42,787
2,227	Woolworths, Ltd.	66,437
383	WorleyParsons, Ltd.	11,660
		2,827,733
Austria — 0.8%
3,747	Erste Group Bank AG	196,289
6,360	OMV AG	277,912
790	Telekom Austria AG	10,073
450	Vienna Insurance Group	24,726
		509,000
Belgium — 0.3%
5,266	Ageas	14,267
1,567	Anheuser-Busch InBev NV	90,966
624	Anheuser-Busch InBev NV VVPR †	4
280	Belgacom SA	9,980
197	Delhaize Group SA	14,786
341	Groupe Bruxelles Lambert SA	30,300
400	KBC Groep NV	15,699
100	Solvay SA	15,443
200	UCB SA	8,989
		200,434

Shares	Value
Bermuda — 0.3%
6,436	Seadrill, Ltd.	$226,435

Brazil — 2.6%
10,800	Banco Bradesco SA ADR	221,292
12,000	Banco do Brasil SA ADR	215,160
6,400	Cia de Saneamento Basico do Estado de Sao Paulo ADR	381,888
5,800	Petroleo Brasileiro SA ADR	196,388
23,100	Vale SA ADR, Class B	668,976
		1,683,704
Canada — 5.2%
4,200	Bank of Nova Scotia	253,054
9,900	BCE, Inc.	388,279
28,500	Bombardier, Inc., Class B	205,408
6,000	Brookfield Asset Management, Inc., Class A	199,668
3,200	Canadian National Railway Co.	255,987
9,200	CGI Group, Inc., Class A †	227,162
6,600	Enbridge, Inc.	214,639
4,000	Metro, Inc., Class A	199,067
12,200	Nexen, Inc.	275,047
5,800	Potash Corp. of Saskatchewan	331,291
8,000	Rogers Communications, Inc., Class B	316,831
5,200	Royal Bank of Canada	297,289
4,700	Teck Resources, Ltd., Class B	238,923
		3,402,645
Cayman Islands — 0.3%
464,800	China Zhongwang Holdings, Ltd.	204,667

China — 2.3%
48,000	Anhui Conch Cement Co., Ltd., Class H	225,890
326,000	China Citic Bank Corp., Ltd., Class H	204,096
260,000	China Minsheng Banking Corp., Ltd., Class H	240,452
552,000	China Petroleum & Chemical Corp., Class H	560,346
131,000	Dongfeng Motor Group Co., Ltd., Class H	248,700
7,327	Foxconn International Holdings, Ltd. †	3,233
		1,482,717
Denmark — 1.0%
3	AP Moller - Maersk A/S, Class B	25,909
300	Carlsberg A, Class B	32,677
841	Danske Bank A/S	15,571
700	DSV A/S	16,809
6,200	H Lundbeck A/S	163,564
755	Novo Nordisk A/S, Class B	94,621
125	Novozymes A/S, Class B	20,375
1,500	Topdanmark A †	280,200
350	Vestas Wind Systems A/S †	8,128
		657,854
Finland — 1.3%
1,070	Fortum OYJ	31,032
5,740	Nokia OYJ	37,036
24,000	Pohjola Bank PLC, Class A	310,544
12,560	Sampo OYJ, Class A	405,591
1,450	Stora Enso OYJ, Class R	15,231
1,188	UPM-Kymmene OYJ	21,741
		821,175
France — 6.5%
370	Accor SA	16,557
592	Air Liquide SA	84,831
4,580	Alcatel-Lucent †	26,436
440	Alstom SA	27,108
2,840	AXA SA	64,484
12,223	BNP Paribas	942,727

See Notes to Financial Statements.

Wilshire Variable Insurance Trust International Equity Fund Schedule of Investments - (Continued)	June 30, 2011 (Unaudited)

Shares	Value
France (continued)
450	Bouygues SA	$19,793
290	Cap Gemini SA	16,986
964	Carrefour SA	39,639
2,800	Christian Dior SA	440,108
720	Cie de St.-Gobain	46,680
295	Cie Generale de Geophysique-Veritas †	10,814
2,245	Cie Generale des Etablissements Michelin, Class B	219,927
440	Cie Generale d'Optique Essilor International SA	35,710
720	CNP Assurances	15,678
1,610	Credit Agricole SA	24,193
950	Danone	70,937
370	Edenred	11,284
362	EDF SA	14,196
3,492	France Telecom SA	74,270
2,418	GDF Suez	88,393
350	Lafarge SA	22,307
330	Lagardere SCA	13,968
490	L'Oreal SA	63,604
509	LVMH Moet Hennessy Louis Vuitton SA	91,488
40	Neopost SA	3,438
285	Pernod-Ricard SA	28,115
100	PPR	17,815
520	Publicis Groupe SA	29,035
560	Renault SA	33,233
6,896	Sanofi-Aventis SA	554,851
403	Schneider Electric SA	67,306
2,450	Societe BIC SA	236,735
1,185	Societe Generale	70,200
3,330	Sodexo	260,913
450	Suez Environnement Co.	8,970
310	Technip SA	33,237
3,672	Total SA	212,342
132	Unibail-Rodamco SE	30,506
270	Vallourec SA	32,925
867	Veolia Environnement SA	24,432
604	Vinci SA	38,773
1,936	Vivendi SA	53,975
		4,218,919
Germany — 5.4%
350	Adidas AG	27,755
742	Allianz SE	103,494
4,952	BASF SE	485,517
1,314	Bayer AG	105,561
3,794	Bayerische Motoren Werke AG	378,956
335	Beiersdorf AG	21,771
6,279	Commerzbank AG	27,051
213	Continental AG	22,451
1,439	Daimler AG	108,543
1,555	Deutsche Bank AG	91,799
350	Deutsche Boerse AG	26,582
1,323	Deutsche Post AG	25,440
4,911	Deutsche Telekom AG	76,650
2,952	E.ON AG	83,929
503	Fresenius Medical Care AG & Co. KGAA	37,631
307	Fresenius SE & Co. KGaA	32,052
299	HeidelbergCement AG	19,127
425	Henkel AG & Co. KGaA	24,397
1,935	Infineon Technologies AG	21,748
404	K+S AG	31,030
260	Linde AG	45,627
250	MAN SE	33,308
106	Merck KGAA	11,528
310	Metro AG	18,777

Shares	Value
Germany (continued)
2,631	Muenchener Rueckversicherungs AG	$401,731
840	RWE AG	46,679
6,080	SAP AG	368,708
4,388	Siemens AG	603,146
280	Solarworld AG	3,754
720	ThyssenKrupp AG	37,419
1,064	Volkswagen AG	195,770
		3,517,931
Greece — 0.0%
1,070	Alpha Bank AE	5,390
826	EFG Eurobank Ergasias SA	3,875
680	Hellenic Telecommunications Organization SA	6,346
875	National Bank of Greece SA	6,293
500	OPAP SA	7,811
454	Piraeus Bank SA	706
		30,421
Guernsey — 0.0%
3,229	Resolution, Ltd.	15,222

Hong Kong — 4.0%
14,800	AIA Group, Ltd. †	51,521
4,840	Bank of East Asia, Ltd.	19,927
11,600	BOC Hong Kong Holdings, Ltd.	33,791
20,200	Cheung Kong Holdings, Ltd.	296,645
2,582	CLP Holdings, Ltd.	22,906
120,800	CNOOC, Ltd.	284,537
2,049	Esprit Holdings, Ltd.	6,402
3,801	Hang Lung Properties, Ltd.	15,629
2,100	Hang Seng Bank, Ltd.	33,593
7,109	Hong Kong & China Gas Co., Ltd.	16,173
1,900	Hong Kong Exchanges and Clearing, Ltd.	40,009
33,100	Hutchison Whampoa, Ltd.	358,646
25,000	Jardine Strategic Holdings, Ltd.	765,821
39,000	Kingboard Chemical Holdings, Ltd.	181,194
8,258	Li & Fung, Ltd.	16,506
5,000	Link REIT	17,080
4,775	New World Development, Ltd.	7,250
3,100	Power Assets Holdings, Ltd.	23,476
1,900	Sun Hung Kai Properties, Ltd.	27,774
22,900	Swire Pacific, Ltd., Class A	337,164
5,000	Wharf Holdings, Ltd.	34,869
		2,590,913
India — 0.3%
8,900	Tata Motors, Ltd. ADR	200,339

Indonesia — 1.4%
64,000	Astra Agro Lestari	175,860
230,000	Bank Mandiri	193,783
41,000	Gudang Garam TBK PT	238,692
61,000	Indo Tambangraya Megah PT	319,018
		927,353
Ireland — 0.1%
1,058	CRH PLC ^	23,453
273	CRH PLC ^	6,087
770	Elan Corp. PLC †	8,840
2,400	Experian PLC	30,572
		68,952
Isle of Man — 0.0%
12,000	Genting Singapore PLC †	18,930

Israel — 1.0%
3,800	Check Point Software Technologies, Ltd. †	216,030

See Notes to Financial Statements.

Wilshire Variable Insurance Trust International Equity Fund Schedule of Investments - (Continued)	June 30, 2011 (Unaudited)

Shares	Value
Israel (continued)
1,223	Israel Chemicals, Ltd.	$19,546
1,500	Teva Pharmaceutical Industries, Ltd.	72,450
7,000	Teva Pharmaceutical Industries, Ltd. ADR	337,540
		645,566
Italy — 2.0%
1,997	Assicurazioni Generali SPA	42,112
760	Atlantia SPA	16,187
4,660	Banca Monte dei Paschi di Siena SPA	3,528
1,530	Banco Popolare SC	3,524
57,920	Enel SPA	378,549
23,406	ENI SPA	554,830
1,510	Fiat Industrial SPA †	19,507
1,510	Fiat SPA	16,596
1,090	Finmeccanica SPA	13,192
20,320	Intesa Sanpaolo SPA	54,121
2,180	Intesa Sanpaolo SPA, RNC	4,700
2,310	Mediaset SPA	10,862
1,375	Mediobanca SPA	13,928
872	Saipem SPA	45,041
4,476	Snam Rete Gas SPA	26,500
14,324	Telecom Italia SPA	19,929
13,120	Telecom Italia SPA, RNC	15,267
26,743	UniCredit SPA	56,621
1,132	Unione di Banche Italiane SCPA	6,374
		1,301,368
Japan — 12.1%
300	Advantest Corp.	5,524
1,600	Aeon Co., Ltd.	19,318
500	Aisin Seiki Co., Ltd.	19,354
685	Ajinomoto Co., Inc.	8,135
1,100	Amada Co., Ltd.	8,461
1,300	Asahi Breweries, Ltd.	26,195
2,200	Asahi Glass Co., Ltd.	25,753
3,600	Asahi Kasei Corp.	24,268
900	Astellas Pharma, Inc.	34,932
4,100	Bank of Yokohama, Ltd. (The)	20,503
1,300	Bridgestone Corp.	29,962
13,500	Brother Industries, Ltd.	199,751
1,998	Canon, Inc.	95,067
2	Central Japan Railway Co.	15,728
1,400	Chiba Bank, Ltd. (The)	8,764
878	Chubu Electric Power Co., Inc.	17,152
500	Chugai Pharmaceutical Co., Ltd.	8,201
5,700	Coca-Cola West Co., Ltd.	109,252
100	Credit Saison Co., Ltd.	1,684
2,100	Dai Nippon Printing Co., Ltd.	23,675
18	Dai-ichi Life Insurance Co., Ltd.	25,250
1,400	Daiichi Sankyo Co., Ltd.	27,366
600	Daikin Industries, Ltd.	21,274
200	Daito Trust Construction Co., Ltd.	16,985
308	Daiwa House Industry Co., Ltd.	3,888
2,900	Daiwa Securities Group, Inc.	12,781
948	Denso Corp.	35,269
500	Dentsu, Inc.	14,805
700	East Japan Railway Co.	40,102
6,000	Eisai Co., Ltd.	234,167
500	Electric Power Development Co., Ltd.	13,519
300	FANUC Corp.	50,182
100	Fast Retailing Co., Ltd.	16,178
1,000	FUJIFILM Holdings Corp.	31,199
4,600	Fujitsu, Ltd.	26,301
1,900	Fukuoka Financial Group, Inc.	7,944
3,217	Hankyu Hanshin Holdings, Inc.	12,738
100	Hirose Electric Co., Ltd.	10,254

Shares	Value
Japan (continued)
8,773	Hitachi, Ltd.	$52,084
509	Hokkaido Electric Power Co., Inc.	8,469
1,600	Hokuhoku Financial Group, Inc.	3,170
2,900	Honda Motor Co., Ltd.	111,763
900	Hoya Corp.	19,931
200	Ibiden Co., Ltd.	6,264
3	INPEX Corp.	22,187
23,400	ITOCHU Corp.	243,455
1,164	Japan Steel Works, Ltd. (The)	7,982
8	Japan Tobacco, Inc.	30,890
700	JFE Holdings, Inc.	19,257
2,000	Joyo Bank, Ltd. (The)	8,405
700	JS Group Corp.	18,061
1,200	JTEKT Corp.	17,687
2,261	JX Holdings, Inc.	15,212
4,300	Kajima Corp.	12,340
1,100	Kansai Electric Power Co., Inc. (The)	21,912
1,000	Kao Corp.	26,303
5	KDDI Corp.	35,986
1,015	Keio Corp.	5,600
110	Keyence Corp.	31,242
6,300	Kintetsu Corp.	20,238
1,900	Kirin Holdings Co., Ltd.	26,496
6,100	Kobe Steel, Ltd.	13,876
1,800	Komatsu, Ltd.	56,219
1,100	Konica Minolta Holdings, Inc.	9,191
1,133	Kubota Corp.	10,055
1,000	Kuraray Co., Ltd.	14,655
300	Kyocera Corp.	30,555
700	Kyushu Electric Power Co., Inc.	12,608
8,500	Makita Corp.	396,214
4,200	Marubeni Corp.	27,921
900	Marui Group Co., Ltd.	6,837
5,100	MEIJI Holdings Co., Ltd.	215,092
1,800	Mitsubishi Chemical Holdings Corp.	12,759
2,600	Mitsubishi Corp.	64,963
4,200	Mitsubishi Electric Corp.	48,803
2,200	Mitsubishi Estate Co., Ltd.	38,622
1,400	Mitsubishi Gas Chemical Co., Inc.	10,260
6,000	Mitsubishi Heavy Industries, Ltd.	28,222
4,600	Mitsubishi Materials Corp.	14,498
22,456	Mitsubishi UFJ Financial Group, Inc.	109,470
3,400	Mitsui & Co., Ltd.	58,805
1,600	Mitsui Fudosan Co., Ltd.	27,565
2,700	Mitsui OSK Lines, Ltd.	14,533
37,500	Mizuho Financial Group, Inc.	61,655
750	MS&AD Insurance Group Holdings	17,561
500	Murata Manufacturing Co., Ltd.	33,440
1,583	NEC Corp.	3,616
100	Nidec Corp.	9,339
800	Nikon Corp.	18,925
137	Nintendo Co., Ltd.	25,735
14,056	Nippon Electric Glass Co., Ltd.	180,410
2,100	Nippon Express Co., Ltd.	8,512
9,989	Nippon Steel Corp.	32,416
4,700	Nippon Telegraph & Telephone Corp.	226,760
2,800	Nippon Yusen KK	10,406
5,200	Nissan Motor Co., Ltd.	54,665
400	Nitto Denko Corp.	20,331
1,900	NKSJ Holdings, Inc.	12,544
6,700	Nomura Holdings, Inc.	33,073
2,100	NSK, Ltd.	20,971
68,000	NTN Corp.	387,492
3	NTT Data Corp.	9,973
32	NTT DoCoMo, Inc.	57,168

See Notes to Financial Statements.

Wilshire Variable Insurance Trust International Equity Fund Schedule of Investments - (Continued)	June 30, 2011 (Unaudited)

Shares	Value
Japan (continued)
1,100	Obayashi Corp.	$4,806
400	Olympus Corp.	13,501
500	Omron Corp.	13,908
180	ORIX Corp.	17,514
4,800	Osaka Gas Co., Ltd.	18,213
4,165	Panasonic Corp.	50,951
16	Rakuten, Inc.	16,565
4,400	Resona Holdings, Inc.	20,708
1,100	Ricoh Co., Ltd.	12,206
200	Rohm Co., Ltd.	11,478
2,900	Sankyo Co., Ltd.	149,882
300	Secom Co., Ltd.	14,389
400	Sega Sammy Holdings, Inc.	7,735
300	Seiko Epson Corp.	5,202
2,000	Sekisui Chemical Co., Ltd.	17,093
1,700	Sekisui House, Ltd.	15,834
1,500	Seven & I Holdings Co., Ltd.	40,354
1,900	Sharp Corp.	17,345
700	Shin-Etsu Chemical Co., Ltd.	37,533
1,300	Shinsei Bank, Ltd.	1,301
1,100	Shionogi & Co., Ltd.	18,019
700	Shiseido Co., Ltd.	13,070
2,100	Shizuoka Bank, Ltd. (The)	19,315
2,800	Showa Denko KK	5,802
138	SMC Corp.	24,885
11,300	Softbank Corp.	428,090
4,544	Sojitz Corp.	8,514
1,800	Sony Corp.	47,508
3,200	Sumitomo Chemical Co., Ltd.	15,983
51,500	Sumitomo Corp.	700,837
1,900	Sumitomo Electric Industries, Ltd.	27,721
1,800	Sumitomo Heavy Industries, Ltd.	12,568
7,600	Sumitomo Metal Industries, Ltd.	17,078
1,300	Sumitomo Metal Mining Co., Ltd.	21,365
2,400	Sumitomo Mitsui Financial Group, Inc.	74,026
5,774	Sumitomo Mitsui Trust Holdings, Inc.	20,104
1,000	Sumitomo Realty & Development Co., Ltd.	22,357
8,400	Suzuki Motor Corp.	189,407
300	T&D Holdings, Inc.	7,143
26,000	Taiyo Yuden Co., Ltd.	338,558
1,300	Takashimaya Co., Ltd.	8,972
1,600	Takeda Pharmaceutical Co., Ltd.	73,970
200	TDK Corp.	11,036
3,100	Teijin, Ltd.	13,668
400	Terumo Corp.	21,661
2,500	Tobu Railway Co., Ltd.	10,527
900	Tohoku Electric Power Co., Inc.	12,991
1,391	Tokio Marine Holdings, Inc.	38,952
1,700	Tokyo Electric Power Co., Inc. (The)	6,884
300	Tokyo Electron, Ltd.	16,410
6,500	Tokyo Gas Co., Ltd.	29,346
3,000	Tokyu Corp.	12,476
2,100	Toppan Printing Co., Ltd.	16,298
2,700	Toray Industries, Inc.	19,943
6,000	Toshiba Corp.	31,644
500	Toyota Industries Corp.	16,513
4,755	Toyota Motor Corp.	195,868
500	Toyota Tsusho Corp.	8,584
400	West Japan Railway Co.	15,620
34	Yahoo Japan Corp.	11,705
3,290	Yamada Denki Co., Ltd.	268,151
600	Yamaha Motor Co., Ltd.	11,024
1,200	Yamato Holdings Co., Ltd.	18,883
		7,883,524

Shares	Value
Jersey — 0.1%
709	Atrium European Real Estate, Ltd.	$4,670
243	Randgold Resources, Ltd.	20,468
1,154	Shire PLC	36,083
		61,221
Luxembourg — 0.8%
1	APERAM	32
11,645	ArcelorMittal	405,067
173	Millicom International Cellular SA	18,137
818	SES SA	22,984
960	Subsea 7 SA	24,570
1,197	Tenaris SA	27,369
		498,159
Malaysia — 0.7%
104,000	Axiata Group BHD	172,915
161,700	Genting Malaysia BHD	193,230
33,500	RHB Capital BHD	101,785
		467,930
Mexico — 0.7%
236,000	America Movil SAB de CV, Ser L	318,216
34,000	Grupo Financiero Banorte SAB de CV, Class O	154,345
		472,561
Netherlands — 3.0%
1,766	Aegon NV †	12,036
296	Akzo Nobel NV	18,706
806	ASML Holding NV	29,736
690	European Aeronautic Defence and Space Co. NV	23,098
600	Heineken NV	36,121
43,041	ING Groep NV, CVA †	530,542
1,780	Koninklijke Ahold NV	23,938
3,230	Koninklijke DSM NV	209,666
2,352	Koninklijke KPN NV	34,218
1,840	Koninklijke Philips Electronics NV	47,299
922	PostNL NV	7,815
1,203	Reed Elsevier NV	16,165
5,005	Royal Dutch Shell PLC, Class B	178,615
5,853	Royal Dutch Shell PLC, Class A	208,278
922	TNT Express NV †	9,565
17,493	Unilever NV, CVA	574,268
660	Wolters Kluwer NV	14,636
		1,974,702
New Zealand — 0.0%
7,043	Telecom Corp. of New Zealand, Ltd.	14,346

Norway — 0.5%
15,122	DnB NOR ASA	210,815
2,200	Norsk Hydro ASA	16,853
2,150	Orkla ASA	20,483
1,472	Statoil ASA	37,290
965	Telenor ASA	15,803
404	Yara International ASA	22,714
		323,958
Portugal — 0.1%
3,730	Banco Comercial Portugues SA, Class R †	2,219
1,620	Brisa Auto-Estradas de Portugal SA	9,886
4,750	Energias de Portugal SA	16,861
770	Portugal Telecom SGPS SA	7,572
		36,538
Russia — 1.6%
18,900	Gazprom OAO ADR	275,901
5,650	Lukoil OAO ADR	359,920
8,800	Tatneft ADR	379,560
		1,015,381

See Notes to Financial Statements.

Wilshire Variable Insurance Trust International Equity Fund Schedule of Investments - (Continued)	June 30, 2011 (Unaudited)

Shares	Value
Singapore — 2.0%
36,000	CapitaMalls Asia, Ltd.	$43,247
3,000	DBS Group Holdings, Ltd.	35,908
9,800	Jardine Cycle & Carriage, Ltd.	344,072
4,298	Keppel Corp., Ltd.	38,909
6,000	Oversea-Chinese Banking Corp., Ltd.	45,856
1,825	SATS, Ltd.	3,868
2,500	Singapore Airlines, Ltd.	28,952
11,000	Singapore Technologies Engineering, Ltd.	27,026
107,200	Singapore Telecommunications, Ltd.	276,470
27,200	United Overseas Bank, Ltd.	436,949
4,000	Wilmar International, Ltd.	17,706
		1,298,963
South Africa — 2.3%
8,400	Exxaro Resources, Ltd.	223,029
13,200	Gold Fields, Ltd.	194,202
9,400	MTN Group, Ltd.	200,871
11,000	Remgro, Ltd.	181,988
5,400	Sasol, Ltd.	285,748
6,200	Tiger Brands, Ltd.	181,917
54,000	Woolworths Holdings, Ltd.	238,633
		1,506,388
South Korea — 3.4%
1,300	Daelim Industrial Co., Ltd.	157,463
3,500	Hanwha Corp.	160,871
1,100	Hyundai Motor Co.	245,538
3,800	Kia Motors Corp.	258,834
1,975	Samsung Electronics Co., Ltd. GDR	766,506
3,500	Samsung Heavy Industries Co., Ltd.	157,050
1,300	SK C&C Co., Ltd.	159,140
925	SK Holdings Co., Ltd.	161,451
825	SK Innovation Co., Ltd.	155,969
		2,222,822
Spain — 2.7%
609	Abertis Infraestructuras SA	13,596
138	Acciona SA	14,655
144	ACS Actividades de Construccion y Servicios SA	6,798
6,885	Banco Bilbao Vizcaya Argentaria SA	80,841
1,882	Banco Popular Espanol SA	10,592
60,667	Banco Santander SA	699,059
828	Ferrovial SA	10,465
210	Fomento de Construcciones y Contratas SA	6,408
6,683	Iberdrola SA	59,471
380	Inditex SA	34,632
1,348	Indra Sistemas SA	27,813
9,340	Repsol YPF SA	324,039
19,036	Telefonica SA	465,041
		1,753,410
Sweden — 1.9%
800	Assa Abloy AB, Class B	21,516
14,400	Atlas Copco AB, Class A	379,483
1,400	Atlas Copco AB, Class B	33,048
600	Electrolux AB, Ser B	14,359
1,690	Hennes & Mauritz AB, Class B	58,380
6,200	Nordea Bank AB	66,630
2,000	Sandvik AB	35,061
1,000	Scania AB, Class B	23,228
1,100	Securitas AB, Class B	11,654
3,840	Skandinaviska Enskilda Banken AB, Class A	31,418
1,200	SKF AB, Class B	34,768
1,799	SSAB AB, Class A	26,894
1,500	Svenska Cellulosa AB, Class B	21,163

Shares	Value
Sweden (continued)
621	Svenska Handelsbanken AB, Class A	$19,159
16,913	Swedbank AB, Class A	284,588
5,609	Telefonaktiebolaget LM Ericsson, Class B	80,795
4,100	TeliaSonera AB	30,094
2,283	Volvo AB, Class B	39,992
		1,212,230
Switzerland — 3.8%
3,841	ABB, Ltd.	99,840
130	Actelion, Ltd.	6,417
340	Adecco SA	21,832
2,000	Baloise Holding AG	206,459
775	Cie Financiere Richemont SA	50,809
1,930	Credit Suisse Group AG	75,248
90	Geberit AG	21,361
530	Holcim, Ltd.	40,098
673	Julius Baer Group, Ltd.	27,812
6,165	Nestle SA	383,799
325	Nobel Biocare Holding AG	6,630
11,704	Novartis AG	717,603
1,203	Roche Holding AG	201,491
16	SGS SA	30,405
1,470	STMicroelectronics NV	14,635
79	Swatch Group AG (The)	39,889
1,266	Swiss Life Holding AG	207,712
481	Swiss Re, Ltd.	27,020
48	Swisscom AG	22,014
166	Syngenta AG	56,123
149	Synthes, Inc.	26,252
640	Transocean, Ltd.	41,799
6,220	UBS AG	113,559
260	Zurich Financial Services AG	65,818
		2,504,625
Thailand — 0.2%
29,000	Bangkok Bank PCL	149,884

Turkey — 0.3%
46,500	KOC Holding AS	199,992

United Kingdom — 11.9%
2,297	3i Group PLC	10,373
585	Aggreko PLC	18,125
2,159	Anglo American PLC	107,077
2,368	ARM Holdings PLC	22,268
9,117	AstraZeneca PLC	455,696
4,840	Aviva PLC	34,070
6,290	BAE Systems PLC	32,179
20,206	Barclays PLC	82,895
6,096	BG Group PLC	138,420
21,463	BHP Billiton PLC	843,393
91,497	BP PLC	673,716
18,843	British American Tobacco PLC	826,325
1,069	British Land Co. PLC	10,452
2,330	British Sky Broadcasting Group PLC	31,633
15,169	BT Group PLC, Class A	49,186
4,422	Cable & Wireless Communications PLC	2,880
4,422	Cable & Wireless Worldwide PLC	3,271
3,318	Cairn Energy PLC †	22,128
1,219	Capita Group PLC (The)	14,001
400	Carnival PLC	15,500
9,673	Centrica PLC	50,229
3,980	Compass Group PLC	38,377
3,710	Diageo PLC	75,906
45,000	G4S PLC	202,295
9,055	GlaxoSmithKline PLC	194,094
490	Hammerson PLC	3,789

See Notes to Financial Statements.

Wilshire Variable Insurance Trust International Equity Fund Schedule of Investments - (Continued)	June 30, 2011 (Unaudited)

Shares	Value
United Kingdom (continued)
2,878	Home Retail Group PLC	$7,566
30,559	HSBC Holdings PLC	302,995
12,960	Imperial Tobacco Group PLC	431,486
619	Intercontinental Hotels Group PLC	12,672
3,260	International Power PLC	16,838
3,120	J Sainsbury PLC	16,528
830	Johnson Matthey PLC	26,211
4,950	Kingfisher PLC	21,264
970	Land Securities Group PLC	13,270
13,730	Legal & General Group PLC	26,012
69,344	Lloyds Banking Group PLC †	54,495
350	London Stock Exchange Group PLC	5,963
3,512	Man Group PLC	13,360
2,730	Marks & Spencer Group PLC	15,826
7,099	National Grid PLC	69,886
95	Next PLC	3,550
12,240	Old Mutual PLC	26,202
1,940	Pearson PLC	36,701
4,759	Prudential PLC	54,953
1,218	Reckitt Benckiser Group PLC	67,275
1,930	Reed Elsevier PLC	17,572
2,290	Rexam PLC	14,079
8,079	Rio Tinto PLC	583,371
3,689	Rolls-Royce Holdings PLC	38,204
28,552	Royal Bank of Scotland Group PLC †	17,662
5,679	RSA Insurance Group PLC	12,284
1,780	SABMiller PLC	64,973
4,410	Sage Group PLC (The)	20,446
10,800	Schroders PLC	268,156
1,550	Scottish & Southern Energy PLC	34,668
500	Severn Trent PLC	11,813
2,010	Smith & Nephew PLC	21,541
1,276	Smiths Group PLC	24,614
19,500	Standard Chartered PLC	512,238
15,625	Tesco PLC	100,956
2,071	Tullow Oil PLC	41,244
1,971	Unilever PLC	63,599
1,228	United Utilities Group PLC	11,811
89,696	Vodafone Group PLC	237,850
35,000	WH Smith PLC	275,331
625	Whitbread PLC	16,205
5,515	WM Morrison Supermarkets PLC	26,379
586	Wolseley PLC	19,129
2,730	WPP PLC	34,202
3,750	Xstrata PLC	82,598
		7,732,256
United States — 0.6%
5,750	Philip Morris International, Inc.	383,928

Total Common Stock (Cost $53,611,465)		57,265,096

EXCHANGE-TRADED FUNDS — 10.2%
3,400	iShares MSCI EAFE Index Fund	204,476
132,700	Vanguard MSCI Emerging Markets ETF	6,451,874
		6,656,350

Total Exchange-Traded Funds (Cost $6,452,339)		6,656,350

PREFERRED STOCK — 0.8%
Brazil — 0.7%
24,500	Brasil Telecom SA	232,018
11,600	Centrais Eletricas Brasileiras SA	194,733
		426,751

Shares	Value
Germany — 0.1%
276	Henkel AG & Co. KGAA	$19,197
190	Porsche Automobil Holding SE	15,075
284	Volkswagen AG	58,744
		93,016
Total Preferred Stock (Cost $481,767)		519,767

RIGHTS — 0.0%
China — 0.0%
65,200	China Citic Bank (a)	—

Singapore — 0.0%
510	Hutchison Wampoa (a)	—

Spain — 0.0%
1,882	Banco Popular Espanol SA	136

Total Rights (Cost $—)		136

PRIVATE COMPANY — 0.0%
Malta — 0.0%
7,765	BGP Holdings PLC † (a) (Cost $—)	—

SHORT-TERM INVESTMENT — 31.2%
20,376,799	Northern Trust Institutional Government Select Portfolio, 0.01% (b) (Cost $20,376,799)	20,376,799

Total Investments — 130.0%
(Cost $80,922,370)		84,818,148

Other Assets & Liabilities, Net — (30.0)%		(19,581,341)

NET ASSETS — 100.0%		$65,236,807

†	Non-income producing security.
^	Securities incorporated in the same country but traded on different exchanges.
(a)	Security fair valued using methods determined in good faith by the Pricing Committee. As of June 30, 2011, the total market value of this security was $0 and represented 0.0% of Net Assets.
(b)	Rate shown is 7-day effective yield as of June 30, 2011.

ADR — American Depositary Receipt
GDR — Global Depositary Receipt
ETF — Exchange-Traded Fund
LP — Limited Partnership Investment
NY — New York
PLC — Public Limited Company
REIT — Real Estate Investment Trust
Ser — Series

Amounts designated as “—“ are either $0 or have been rounded to $0.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust International Equity Fund Schedule of Investments - (Continued)	June 30, 2011 (Unaudited)

The following is a summary of the inputs used as of June 30, 2011, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2		Level 3		Total
Common Stock
Australia	$10,525	$2,817,208	*	$—		$2,827,733
Austria	—	509,000	*	—		509,000
Belgium	4	200,430	*	—		200,434
Bermuda	—	226,435	*	—		226,435
Brazil	1,683,704	—		—		1,683,704
Canada	3,402,645	—		—		3,402,645
Cayman Islands	—	204,667	*	—		204,667
China	—	1,482,717	*	—		1,482,717
Denmark	—	657,854	*	—		657,854
Finland	—	821,175	*	—		821,175
France	—	4,218,919	*	—		4,218,919
Germany	—	3,517,931	*	—		3,517,931
Greece	—	30,421	*	—		30,421
Guernsey	—	15,222	*	—		15,222
Hong Kong	—	2,590,913	*	—		2,590,913
India	200,339	—		—		200,339
Indonesia	—	927,353	*	—		927,353
Ireland	—	68,952	*	—		68,952
Isle of Man	—	18,930	*	—		18,930
Israel	553,570	91,996	*	—		645,566
Italy	—	1,301,368	*	—		1,301,368
Japan	—	7,883,524	*	—		7,883,524
Jersey	—	61,221	*	—		61,221
Luxembourg	—	498,159	*	—		498,159
Malaysia	—	467,930	*	—		467,930
Mexico	472,561	—		—		472,561
Netherlands	9,565	1,965,137	*	—		1,974,702
New Zealand	—	14,346	*	—		14,346
Norway	—	323,958	*	—		323,958
Portugal	—	36,538	*	—		36,538
Russia	—	1,015,381	*	—		1,015,381
Singapore	—	1,298,963	*	—		1,298,963
South Africa	—	1,506,388	*	—		1,506,388
South Korea	—	2,222,822	*	—		2,222,822
Spain	—	1,753,410	*	—		1,753,410
Sweden	—	1,212,230	*	—		1,212,230
Switzerland	27,020	2,477,605	*	—		2,504,625
Thailand	—	149,884	*	—		149,884
Turkey	—	199,992	*	—		199,992
United Kingdom	—	7,732,256	*	—		7,732,256
United States	383,928	—		—		383,928
	6,743,861	50,521,235		—		57,265,096

Exchange-Traded Funds	6,656,350	—		—		6,656,350

Preferred Stock
Brazil	426,751	—		—		426,751
Germany	—	93,016	*	—		93,016
	426,751	93,016		—		519,767

Rights
China	—	—		—		—
Singapore	—	—		—		—
Spain	136	—		—		136
	136	—		—		136

Private Company	—	—		—	††	—

Short-Term Investment	—	20,376,799		—		20,376,799

Total Investmentsin Securities	$13,827,098	$70,991,050		—		$84,818,148

*
Represents securities trading primarily outside the United States, the values of which were adjusted as a result of significant market movements following the close of local trading through the application of a third party valuation model.

††
This security was categorized as Level 3 and had a market value of $0 as of June 30, 2011 and the value has remained zero throughout the six months ended June 30, 2011. There were no realized gain/(loss), change in unrealized appreciation/(depreciation), purchases, sales or transfers in or out of Level 3 during the six months ended June 30, 2011.

For the six months ended June 30, 2011, the transfers out of Level 1 and into Level 2 were $13,662,478 and the transfers out of Level 2 into Level 1 were $(3,271,695). The transfers were related to the fair value of certain foreign securities.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Socially Responsible Fund Schedule of Investments	June 30, 2011 (Unaudited)

Shares	Value
COMMON STOCK — 95.5%
Consumer Discretionary — 12.2%
1,040	Amazon.com, Inc. †	$212,670
26,920	Comcast Corp. Special, Class A	682,153
4,030	Harley-Davidson, Inc.	165,109
12,240	Home Depot, Inc. (The)	443,333
13,950	Johnson Controls, Inc.	581,157
5,150	Lennar Corp., Class A	93,472
420	Marcus Corp.	4,150
4,570	McDonald's Corp.	385,342
22,290	News Corp., Class B	403,003
21,720	Staples, Inc.	343,176
27,910	Target Corp.	1,309,258
14,990	Toll Brothers, Inc. †	310,893
28,810	Walt Disney Co. (The)	1,124,742
5,020	Yum! Brands, Inc.	277,305
		6,335,763
Consumer Staples — 10.8%
5,550	Coca-Cola Co. (The)	373,460
8,470	Costco Wholesale Corp.	688,103
6,850	CVS Caremark Corp.	257,423
6,400	Estee Lauder Cos., Inc. (The), Class A	673,216
7,030	General Mills, Inc.	261,657
6,500	HJ Heinz Co.	346,320
8,600	Kellogg Co.	475,752
4,650	Kimberly-Clark Corp.	309,504
9,350	Kraft Foods, Inc., Class A	329,400
8,400	McCormick & Co., Inc.	416,388
7,610	PepsiCo, Inc.	535,972
15,000	Procter & Gamble Co. (The)	953,550
		5,620,745
Energy — 8.3%
5,175	Apache Corp.	638,543
7,800	ConocoPhillips	586,482
4,570	Devon Energy Corp.	360,162
2,780	Diamond Offshore Drilling, Inc.	195,740
11,760	El Paso Corp.	237,552
4,270	National Oilwell Varco, Inc.	333,957
6,660	Newfield Exploration Co. †	453,013
10,840	Petrohawk Energy Corp. †	267,423
16,350	Petroleo Brasileiro SA ADR	553,611
2,620	Schlumberger, Ltd.	226,368
10,100	Spectra Energy Corp.	276,841
9,750	Weatherford International, Ltd. †	182,812
		4,312,504
Financials — 14.0%
5,380	American Express Co.	278,146
14,200	Annaly Capital Management, Inc.	256,168
26,950	Bank of America Corp.	295,372
6	Berkshire Hathaway, Inc., Class A †	696,630
26,800	Charles Schwab Corp. (The)	440,860
65,500	Chimera Investment Corp.	226,630
9,291	Citigroup, Inc.	386,877
3,930	Comerica, Inc.	135,860
14,300	Forest City Enterprises, Inc., Class A †	266,981
20,450	JPMorgan Chase & Co.	837,223
4,670	Lincoln National Corp.	133,048
11,326	MetLife, Inc.	496,872
9,270	Moody's Corp.	355,505
19,870	Travelers Cos., Inc. (The)	1,160,010
4,850	U.S. Bancorp	123,724
4,260	Visa, Inc., Class A	358,947
30,035	Wells Fargo & Co.	842,782
		7,291,635

Shares	Value
Health Care — 10.9%
4,270	Abbott Laboratories	$224,687
8,080	Aetna, Inc.	356,247
15,540	AmerisourceBergen Corp., Class A	643,356
4,950	Amgen, Inc. †	288,833
17,780	Bristol-Myers Squibb Co.	514,909
1,740	Edwards Lifesciences Corp. †	151,693
3,440	GlaxoSmithKline PLC ADR	147,576
11,620	Human Genome Sciences, Inc. †	285,155
11,680	Johnson & Johnson	776,953
7,530	Merck & Co., Inc.	265,734
12,900	Novartis AG ADR	788,319
47,120	Pfizer, Inc.	970,672
10,390	Warner Chilcott PLC, Class A	250,711
		5,664,845
Industrials — 11.4%
7,550	3M Co.	716,118
3,950	Covanta Holding Corp.	65,135
1,780	Cummins, Inc.	184,212
3,200	Deere & Co.	263,840
9,460	Eaton Corp.	486,717
7,560	Emerson Electric Co.	425,250
43,690	General Electric Co.	823,993
4,990	Harsco Corp.	162,674
9,280	Honeywell International, Inc.	552,995
18,920	Masco Corp.	227,608
5,880	Norfolk Southern Corp.	440,588
3,570	PACCAR, Inc.	182,391
2,810	Tyco International, Ltd.	138,898
10,990	United Parcel Service, Inc., Class B	801,501
12,580	Waste Management, Inc.	468,857
		5,940,777
Information Technology — 16.1%
3,270	Apple, Inc. †	1,097,641
12,930	ASML Holding NV, NY Shares, Class G	477,893
5,730	Autodesk, Inc. †	221,178
7,540	Automatic Data Processing, Inc.	397,207
17,830	Cisco Systems, Inc.	278,326
3,210	Citrix Systems, Inc. †	256,800
9,570	eBay, Inc. †	308,824
11,950	EMC Corp. †	329,222
1,780	Google, Inc., Class A †	901,356
5,310	International Business Machines Corp.	910,931
4,910	Juniper Networks, Inc. †	154,665
37,070	Microsoft Corp.	963,820
3,750	Motorola Solutions, Inc. †	172,650
7,050	NetApp, Inc. †	372,099
22,150	Oracle Corp.	728,956
2,570	QUALCOMM, Inc.	145,951
12,590	Texas Instruments, Inc.	413,330
5,110	VeriSign, Inc.	170,981
3,060	Xilinx, Inc.	111,598
		8,413,428
Materials — 7.1%
2,200	Air Products & Chemicals, Inc.	210,276
13,960	Alcoa, Inc.	221,406
3,000	BHP Billiton, Ltd. ADR	283,890
11,880	Celanese Corp., Ser A, Class A	633,323
7,080	Ecolab, Inc.	399,170
4,680	EI du Pont de Nemours & Co.	252,954
23,770	International Paper Co.	708,821
4,850	Potash Corp. of Saskatchewan, Inc.	276,402
7,800	PPG Industries, Inc.	708,162
		3,694,404

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Socially Responsible Fund Schedule of Investments - (Continued)	June 30, 2011 (Unaudited)

Shares	Value
Telecommunication Services — 3.1%
8,050	American Tower Corp., Class A †	$421,256
18,740	AT&T, Inc.	588,624
17,040	Verizon Communications, Inc.	634,399
		1,644,279
Utilities — 1.6%
8,980	NextEra Energy, Inc.	515,991
3,220	Sempra Energy	170,274
5,190	Wisconsin Energy Corp.	162,706
		848,971
Total Common Stock (Cost $37,672,041)		49,767,351

SHORT-TERM INVESTMENT — 3.9%
2,057,190	Northern Trust Institutional Government Select Portfolio, 0.01% (a) (Cost $2,057,190)	2,057,190

Total Investments — 99.4%
(Cost $39,729,231)		51,824,541

Other Assets & Liabilities, Net — 0.6%		272,855

NET ASSETS — 100.0%		$52,097,396

†	Non-income producing security.
(a)	Rate shown is 7-day effective yield at June 30, 2011.

ADR — American Depositary Receipt
NY — New York
PLC — Public Limited Company

As of June 30, 2011, all of the Fund’s investments were considered Level 1. During the six months ended June 30, 2011, there have been no significant transfers between Level 1 and Level 2 assets and liabilities. Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Statements of Assets and Liabilities June 30, 2011 (Unaudited)

	EQUITY FUND	BALANCED FUND	INCOME FUND	SMALL CAP GROWTH FUND	INTERNATIONAL EQUITY FUND	SOCIALLY RESPONSIBLE FUND
ASSETS:
Investments in securities, at value (Note 2)	$115,382,755	$301,672	$98,392,781	$43,278,774	$84,818,148	$51,824,541
Investments in affiliated funds, at value	93,743,910	168,317,262	—	—	—	—
Cash	—	—	10,923,313	18	—	—
Foreign currency, at value	—	—	11,241	—	—	—
Receivable for investment securities sold and matured	7,911,226	—	15,639,836	690,521	2,479,971	336,631
Dividends and interest receivable	118,186	1	623,890	8,023	95,590	66,543
Subscriptions receivable	14,865	18,118	22,212	11,618	17,998	6,335
Receivable from Adviser (Note 3)	—	—	—	6,743	6,797	—
Reclaims receivable	—	—	194	—	106,317	—
Prepaid expenses and other assets	9,596	7,964	4,984	1,813	1,845	2,415
Total assets	217,180,538	168,645,017	125,618,451	43,997,510	87,526,666	52,236,465

LIABILITIES:
Payable for investment securities purchased	7,711,415	—	30,106,705	758,664	16,214,894	49,789
TBA sales commitments	—	—	9,709,944	—	—	—
Cash overdraft	30,335	—	—	—	—	—
Foreign currency overdraft	—	—	—	—	5,934,063	—
Redemptions payable	14,145	54,632	—	12,333	18,838	15,781
Investment advisory fees payable (Note 3)	64,980	—	47,909	39,098	33,827	35,685
Distribution (12b-1) fees payable (Note 4)	52,703	—	21,543	8,478	8,468	10,542
Administration fees payable	11,772	9,572	6,097	2,380	2,368	2,939
Chief Compliance Officer expenses payable	1,790	1,332	774	415	347	434
Trustees’ fees payable	1,970	1,209	531	617	419	420
Interest payable	—	—	4,759	—	—	—
Obligation to return securities lending collateral	—	—	—	18	—	—
Other accrued expenses	107,286	52,938	59,458	32,424	76,635	23,479
Total liabilities	7,996,396	119,683	39,957,720	854,427	22,289,859	139,069

NET ASSETS	$209,184,142	$168,525,334	$85,660,731	$43,143,083	$65,236,807	$52,097,396

NET ASSETS consist of:
Paid-in capital	$311,668,428	$174,124,339	$82,203,467	$45,387,700	$69,915,846	$59,539,418
Undistributed net investment income/(accumulated net investment loss)	235,384	4,294,680	4,523,328	(246,953)	726,123	583,525
Accumulated net realized gain/(loss) on investments and foreign currency transactions	(129,719,645)	(28,100,867)	1,973,424	(11,906,352)	(9,204,601)	(20,120,857)
Net unrealized appreciation/ (depreciation) of investments and other assets and liabilities denominated in foreign currencies	26,999,975	18,207,182	(3,039,488)	9,908,688	3,799,439	12,095,310

NET ASSETS	$209,184,142	$168,525,334	$85,660,731	$43,143,083	$65,236,807	$52,097,396

SHARES OUTSTANDING: (Unlimited shares authorized)	10,937,214	10,065,444	7,000,824	2,774,596	4,958,960	4,561,994

NET ASSET VALUE: (Offering and redemption price per share)	$19.13	$16.74	$12.24	$15.55	$13.16	$11.42

Investments, at cost (Note 2)	$104,039,477	$301,672	$101,442,027	$33,370,086	$80,922,370	$39,729,231
Investments in affiliated funds, at cost	78,087,213	150,110,080	—	—	—	—
TBA sales commitments, proceeds receivable	—	—	9,719,425	—	—	—
Foreign currency, cost/(proceeds)	—	—	11,196	—	(5,934,646)	—
Market value of securities on loan	—	—	—	18	—	—

Amounts designated as “—” are either $0, or have been rounded to $0.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Statements of Operations For the Six Months Ended June 30, 2011 (Unaudited)

	EQUITY FUND	BALANCED FUND	INCOME FUND	SMALL CAP GROWTH FUND	INTERNATIONAL EQUITY FUND	SOCIALLY RESPONSIBLE FUND
INVESTMENT INCOME:
Dividends	$1,111,753	$—	$2,178	$63,887	$892,618	$544,986
Interest	102	—	1,873,182	40	624	449
Foreign taxes withheld	—	—	(316)	(603)	(77,232)	(8,158)
Total income	1,111,855	—	1,875,044	63,324	816,010	537,277

EXPENSES:
Investment advisory fees (Note 3)	408,600	—	290,795	243,272	198,355	224,353
Distribution (12b-1) fees (Note 4)	243,862	—	132,184	52,884	49,588	65,985
Administration fees (Note 3)	74,150	59,050	37,010	14,808	13,885	18,476
Trustees’ fees (Note 3)	13,989	10,528	6,313	3,073	2,617	3,401
Chief Compliance Officer expenses	20	—	—	85	9	—
Professional fees	36,553	22,173	11,964	8,682	6,146	7,805
Transfer agent fees	32,144	9,164	5,743	2,289	2,446	2,906
Custodian fees	36,561	3,655	17,131	9,850	33,892	7,589
Printing fees	31,346	22,257	13,590	7,119	5,791	7,534
Other	15,258	7,584	37,071	15,514	32,940	4,534
Total expenses	892,483	134,411	551,801	357,576	345,669	342,583
Fees waived by Adviser (Note 3)	—	—	—	(47,299)	(39,897)	—
Net expenses	892,483	134,411	551,801	310,277	305,772	342,583

Net investment income/(loss)	219,372	(134,411)	1,323,243	(246,953)	510,238	194,694

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 2 and 5):
Net realized gain/(loss) from:
Investments	7,552,560	—	1,856,050	3,697,824	761,200	2,554,730
Investments in affiliated funds	874,588	2,232,673	—	—	—	—
Forward foreign currency exchange contracts and foreign currency transactions	—	—	114	—	(50,438)	—
Net change in unrealized appreciation/(depreciation) of:
Investments	(2,904,628)	—	194,189	686,689	1,391,110	(1,091,182)
Investments in affiliated funds	3,857,506	5,743,268	—	—	—	—
Forward foreign currency exchange contracts and other assets and liabilities denominated in foreign currencies	—	—	277	—	(114,418)	—

Net realized and unrealized gain on investments, futures contracts and foreign currencies	9,380,026	7,975,941	2,051,630	4,384,513	1,987,454	1,463,548

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,599,398	$7,841,530	$3,374,873	$4,137,560	$2,497,692	$1,658,242

Amounts designated as “—” are either $0, or have been rounded to $0.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Statements of Changes in Net Assets For the Six Months Ended June 30, 2011 (Unaudited)

	EQUITY FUND	BALANCED FUND	INCOME FUND	SMALL CAP GROWTH FUND	INTERNATIONAL EQUITY FUND	SOCIALLY RESPONSIBLE FUND
OPERATIONS:
Net investment income/(loss)	$219,372	$(134,411)	$1,323,243	$(246,953)	$510,238	$194,694
Net realized gain/(loss) on investments, futures contracts, forward foreign currency exchange contracts and foreign currency transactions	8,427,148	2,232,673	1,856,164	3,697,824	710,762	2,554,730
Net change in unrealized appreciation/(depreciation) of investments, futures contracts, forward foreign currency exchange contracts and other assets and liabilities denominated in foreign currencies	952,878	5,743,268	195,466	686,689	1,276,692	(1,091,182)
Net increase in net assets resulting from operations	9,599,398	7,841,530	3,374,873	4,137,560	2,497,692	1,658,242

CAPITAL STOCK TRANSACTIONS: (DOLLARS)
Shares sold	761,689	949,903	2,772,269	794,765	25,557,342	349,862
Shares redeemed	(10,990,430)	(9,160,461)	(27,248,385)	(2,721,341)	(1,899,472)	(2,664,267)

Net decrease in net assets from capital stock transactions	(10,228,741)	(8,210,558)	(24,476,116)	(1,926,576)	23,657,870	(2,314,405)

Net increase/(decrease) in net assets	(629,343)	(369,028)	(21,101,243)	2,210,984	26,155,562	(656,163)

NET ASSETS:
Beginning of period	209,813,485	168,894,362	106,761,974	40,932,099	39,081,245	52,753,559
End of period	$209,184,142	$168,525,334	$85,660,731	$43,143,083	$65,236,807	$52,097,396

Undistributed net investment income/(accumulated net investment loss) at end of period	$235,384	$4,294,680	$4,523,328	$(246,953)	$726,123	$583,525

CAPITAL SHARE TRANSACTIONS:
Shares sold	39,980	57,320	230,112	52,501	2,020,424	30,738
Shares redeemed	(576,538)	(556,125)	(2,221,930)	(181,127)	(145,762)	(233,996)

Net increase/(decrease) in shares outstanding	(536,558)	(498,805)	(1,991,818)	(128,626)	1,874,662	(203,258)

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Statements of Changes in Net Assets For the Year Ended December 31, 2010

	EQUITY FUND	BALANCED FUND	INCOME FUND	SMALL CAP GROWTH FUND	INTERNATIONAL EQUITY FUND	SOCIALLY RESPONSIBLE FUND
OPERATIONS:
Net investment income/(loss)	$1,618,562	$4,429,101	$3,130,105	$(349,536)	$464,266	$388,866
Net realized gain/(loss) on investments, futures contracts, forward foreign currency exchange contracts and foreign currency transactions	13,914,573	4,762,680	786,511	2,353,753	(366,846)	3,139,513
Net change in unrealized appreciation of investments, futures contracts, forward foreign currency exchange contracts and other assets and liabilities denominated in foreign currencies	6,350,202	7,874,438	5,194,657	6,609,456	3,472,900	2,086,601
Net increase in net assets resulting from operations	21,883,337	17,066,219	9,111,273	8,613,673	3,570,320	5,614,980

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,624,648)	(3,379,097)	(3,555,672)	—	(522,270)	(553,977)
Net realized capital gains	—	—	(1,911,197)	—	—	—
Total distributions to shareholders	(1,624,648)	(3,379,097)	(5,466,869)	—	(522,270)	(553,977)

CAPITAL STOCK TRANSACTIONS: (DOLLARS)
Shares sold	1,752,375	2,300,884	12,623,340	1,152,106	1,424,576	930,525
Shares issued as reinvestment of distributions	1,609,557	3,379,096	5,466,865	—	522,270	553,977
Shares redeemed	(21,526,356)	(17,357,109)	(15,547,593)	(3,788,134)	(3,571,184)	(5,419,448)

Net increase/(decrease) in net assets from capital stock transactions	(18,164,424)	(11,677,129)	2,542,612	(2,636,028)	(1,624,338)	(3,934,946)

Net increase in net assets	2,094,265	2,009,993	6,187,016	5,977,645	1,423,712	1,126,057

NET ASSETS:
Beginning of year	207,719,220	166,884,369	100,574,958	34,954,454	37,657,533	51,627,502
End of year	$209,813,485	$168,894,362	$106,761,974	$40,932,099	$39,081,245	$52,753,559

Undistributed net investment income at end of year	$16,012	$4,429,091	$3,200,085	$—	$215,885	$388,831

CAPITAL SHARE TRANSACTIONS:
Shares sold	104,556	150,949	1,056,268	96,143	122,952	91,820
Shares issued as reinvestment of distributions	88,002	211,723	456,199	—	41,352	49,998
Shares redeemed	(1,290,140)	(1,139,938)	(1,272,867)	(323,152)	(306,535)	(532,889)

Net increase/(decrease) in shares outstanding	(1,097,582)	(777,266)	239,600	(227,009)	(142,231)	(391,071)

Amounts designated as “—” are either $0, or have been rounded to $0.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Equity Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Period.
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008	2007	2006
Net asset value, beginning of period	$18.29		$16.52	$13.52	$22.97	$25.24	$22.35

Income/(loss) from investment operations:
Net investment income1	0.02		0.13	0.14	0.15	0.14	0.21
Net realized and unrealized gain/(loss) on investments and futures contracts	0.82		1.78	3.05	(9.39)	0.47	3.57
Total from investment operations	0.84		1.91	3.19	(9.24)	0.61	3.78

Less distributions:
From net investment income	0.00		(0.14)	(0.19)	(0.17)	(0.15)	(0.23)
From capital gains	0.00		0.00	0.00	(0.04)	(2.73)	(0.66)
Total distributions	0.00		(0.14)	(0.19)	(0.21)	(2.88)	(0.89)
Net asset value, end of period	$19.13		$18.29	$16.52	$13.52	$22.97	$25.24
Total return2	4.59	%3	11.58%	23.57%	(40.19)%	2.20%	16.92%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$209,184		$209,813	$207,719	$254,334	$496,132	$527,981
Operating expenses including reimbursement/waiver and excluding earnings credits†	0.84	%4	0.83%	1.16%	1.17%	1.13%	1.00%
Operating expenses excluding reimbursement/waiver and excluding earnings credits†	0.84	%4	0.83%	1.16%	1.17%	1.13%	1.03%
Net investment income	0.21	%4	0.81%	0.97%	0.80%	0.54%	0.87%
Portfolio turnover rate	26	%3	81%	350%	93%	81%	135%

†	These ratios do not include expenses from the underlying funds.
1	The selected per share data was calculated using the average shares outstanding method for the period.
2
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

3	Not Annualized.
4	Annualized.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Balanced Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Period.
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008	2007	2006
Net asset value, beginning of period	$15.99		$14.71	$12.87	$20.75	$20.13	$18.72

Income/(loss) from investment operations:
Net investment income1	(0.01)		0.41	0.30	0.35	0.39	0.41
Net realized and unrealized gain/(loss) on investments	0.76		1.20	2.02	(5.94)	0.23	1.76
Total from investment operations	0.75		1.61	2.32	(5.59)	0.62	2.17

Less distributions:
From net investment income	0.00		(0.33)	(0.48)	(1.13)	0.00	(0.70)
From capital gains	0.00		0.00	0.00	(1.16)	0.00	(0.06)
Total distributions	0.00		(0.33)	(0.48)	(2.29)	0.00	(0.76)
Net asset value, end of period	$16.74		$15.99	$14.71	$12.87	$20.75	$20.13
Total return2	4.69	%3	10.92%	18.03%	(26.68)%	3.08%	11.59%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$168,525		$168,894	$166,884	$155,258	$243,184	$260,416
Operating expenses including reimbursement/waiver and excluding earnings credits†	0.16	%4	0.18%	0.22%	0.16%	0.09%	0.08%
Operating expenses excluding reimbursement/waiver and excluding earnings credits†	0.16	%4	0.18%	0.22%	0.16%	0.09%	0.10%
Net investment income	(0.16	)%4	2.67%	2.21%	1.92%	1.88%	2.09%
Portfolio turnover rate	16	%3	12%	46%	30%	10%	4%

†	These ratios do not include expenses from the underlying funds.
1
The selected per share data was calculated using the average shares outstanding method for the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

2
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

3	Not Annualized.
4	Annualized.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Income Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Period.
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008	2007	2006
Net asset value, beginning of period	$11.87		$11.49	$10.63	$12.29	$12.36	$12.40

Income/(loss) from investment operations:
Net investment income1	0.15		0.37	0.40	0.54	0.56	0.52
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	0.22		0.68	1.01	(1.33)	(0.05)	(0.03)
Total from investment operations	0.37		1.05	1.41	(0.79)	0.51	0.49

Less distributions:
From net investment income	0.00		(0.43)	(0.55)	(0.60)	(0.56)	(0.52)
From capital gains	0.00		(0.24)	0.00	(0.27)	(0.02)	(0.01)
Total distributions	0.00		(0.67)	(0.55)	(0.87)	(0.58)	(0.53)
Net asset value, end of period	$12.24		$11.87	$11.49	$10.63	$12.29	$12.36
Total return2	3.12	%3	9.11%	13.29%	(6.44)%	4.21%	3.99%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$85,661		$106,762	$100,575	$101,604	$127,463	$129,228
Operating expenses including reimbursement/waiver and excluding earnings credits	1.04	%4	1.08%	1.08%	1.05%	0.98%	1.02%
Operating expenses excluding reimbursement/waiver and excluding earnings credits	1.04	%4	1.08%	1.08%	1.05%	1.05%	1.05%
Net investment income	2.50	%4	3.02%	3.49%	4.52%	4.47%	4.12%
Portfolio turnover rate	220	%3	302%	318%	367%	458%	421%

1	The selected per share data was calculated using the average shares outstanding method for the period.
2
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

3	Not Annualized.
4	Annualized.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Small Cap Growth Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Period.
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008	2007	2006
Net asset value, beginning of period	$14.10		$11.17	$8.70	$16.22	$14.24	$12.78

Income/(loss) from investment operations:
Net investment loss1	(0.09)		(0.12)	(0.09)	(0.11)	(0.13)	(0.18)
Net realized and unrealized gain/(loss) on investments	1.54		3.05	2.56	(7.41)	2.11	1.64
Total from investment operations	1.45		2.93	2.47	(7.52)	1.98	1.46
Net asset value, end of period	$15.55		$14.10	$11.17	$8.70	$16.22	$14.24
Total return2	10.28	%3	26.23%	28.39%	(46.36)%	13.91%	11.42%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$43,143		$40,932	$34,954	$30,853	$58,758	$54,195
Operating expenses including reimbursement/waiver and excluding earnings credits	1.47	%4	1.53%	1.63%	1.64%	1.45%	1.60%
Operating expenses excluding reimbursement/waiver and excluding earnings credits	1.69	%4	1.76%	1.86%	1.88%	1.76%	1.76%
Net investment loss	(1.17	)%4	(0.98)%	(0.98)%	(0.86)%	(0.85)%	(1.29)%
Portfolio turnover rate	45	%3	138%	174%	199%	110%	240%

1	The selected per share data was calculated using the average shares outstanding method for the period.
2
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

3	Not Annualized.
4	Annualized.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust International Equity Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Period.
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008	2007	2006
Net asset value, beginning of period	$12.67		$11.67	$9.05	$16.44	$16.11	$13.11

Income/(loss) from investment operations:
Net investment income1	0.17		0.15	0.16	0.25	0.13	0.07
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	0.32		1.02	2.65	(7.44)	1.26	3.04
Total from investment operations	0.49		1.17	2.81	(7.19)	1.39	3.11

Less distributions:
From net investment income	0.00		(0.17)	(0.19)	(0.20)	(0.15)	(0.11)
From capital gains	0.00		0.00	0.00	0.00	(0.91)	0.00
Total distributions	0.00		(0.17)	(0.19)	(0.20)	(1.06)	(0.11)
Net asset value, end of period	$13.16		$12.67	$11.67	$9.05	$16.44	$16.11
Total return2	3.87	%3	10.04%	31.02%	(43.75)%	8.73%	23.76%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$65,237		$39,081	$37,658	$32,854	$57,093	$51,219
Operating expenses including reimbursement/waiver and excluding earnings credits	1.54	%4	1.56%	1.64%	1.56%	2.06%	2.10%
Operating expenses excluding reimbursement/waiver and excluding earnings credits	1.74	%4	1.76%	1.84%	1.78%	2.26%	2.27%
Net investment income	2.57	%4	1.27%	1.61%	1.90%	0.77%	0.49%
Portfolio turnover rate	25	%3	29%	29%	27%	106%	103%

1	The selected per share data was calculated using the average shares outstanding method for the period.
2
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

3	Not Annualized.
4	Annualized.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Socially Responsible Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Period.
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008	2007	2006
Net asset value, beginning of period	$11.07		$10.01	$8.37	$15.77	$17.43	$16.21

Income/(loss) from investment operations:
Net investment income1	0.04		0.08	0.11	0.16	0.17	0.21
Net realized and unrealized gain/(loss) on investments	0.31		1.10	1.69	(6.58)	(0.60)	3.12
Total from investment operations	0.35		1.18	1.80	(6.42)	(0.43)	3.33

Less distributions:
From net investment income	0.00		(0.12)	(0.16)	(0.17)	(0.21)	(0.22)
From capital gains	0.00		0.00	0.00	(0.81)	(1.02)	(1.89)
Total distributions	0.00		(0.12)	(0.16)	(0.98)	(1.23)	(2.11)
Net asset value, end of period	$11.42		$11.07	$10.01	$8.37	$15.77	$17.43
Total return2	3.16	%3	11.76%	21.51%	(40.39)%	(2.63)%	20.52%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$52,097		$52,754	$51,628	$44,578	$83,802	$91,154
Operating expenses including reimbursement/waiver and excluding earnings credits	1.30	%4	1.31%	1.36%	1.32%	1.28%	1.23%
Operating expenses excluding reimbursement/waiver and excluding earnings credits	1.30	%4	1.31%	1.36%	1.32%	1.29%	1.32%
Net investment income	0.74	%4	0.77%	1.23%	1.27%	0.96%	1.20%
Portfolio turnover rate	13	%3	53%	182%	34%	21%	46%

1	The selected per share data was calculated using the average shares outstanding method for the period.
2
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

3	Not Annualized.
4	Annualized.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Notes to Financial Statements June 30, 2011 (Unaudited)

1. Organization.

The Wilshire Variable Insurance Trust (the “Trust”) is an open-end, diversified management investment company registered under the Investment Company Act of 1940 (“1940 Act”), which offers units of beneficial ownership (shares) in 9 separate investment portfolios. The portfolios presented in these financial statements are: Equity Fund, Balanced Fund, Income Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund (collectively the “Funds”, and each a “Fund”). The Balanced Fund is a “fund of funds” and offers shareholders the opportunity to invest in certain underlying affiliated investment companies, which are separately managed series of Wilshire Variable Insurance Trust and Wilshire Mutual Funds, Inc. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The financial statements for the 2015 ETF Fund, 2025 ETF Fund, and 2035 ETF Fund are included in a separate annual report. Shares of the Funds are presently offered to Horace Mann Life Insurance Company (“HMLIC”) Separate Account and the HMLIC 401(k) Separate Account. The Equity Fund shares also may be purchased under the dividend reinvestment plans by certain shareholders.

Fund Investment Objectives:

Equity Fund — primary, long-term capital growth; secondary, conservation of principal and production of income.

Balanced Fund — realization of high long-term total rate of return consistent with prudent investment risks.

Income Fund — long-term total rate of return in excess of the U.S. bond market over a full market cycle.

Small Cap Growth Fund — long-term capital appreciation through investing primarily in equity securities of small cap companies with earnings growth potential.

International Equity Fund — long-term growth of capital through diversified holdings of marketable foreign equity investments.

Socially Responsible Fund — long-term growth of capital, current income and growth of income through investing primarily in equity securities of issuers that meet certain socially responsible criteria.

2. Significant Accounting Policies.

Use of estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates.

Security valuation — A security listed or traded on a domestic exchange is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange. Securities traded on National Association of Securities Dealers Automatic Quotation (“NASDAQ”) System are valued at the NASDAQ official closing price. If there is no NASDAQ official closing price available, the most recent bid quotation is used. Securities traded over-the-counter (other than on NASDAQ) are valued at the last current sale price. Equity securities primarily traded on a foreign exchange or market are valued daily at the price, which is an estimate of the fair value price, as provided by an independent pricing service. Debt securities that have a remaining maturity of 60 days or less are valued at prices supplied by the Funds’ pricing agent for such securities, if available, and otherwise are valued at amortized cost. When market quotations are not readily available, securities are valued according to procedures established by the Board of Trustees or are valued at fair value as determined in good faith by the Pricing Committee, whose members include at least two representatives of Wilshire Associates Incorporated (“Wilshire” or the “Adviser”), one of whom is an officer of the Trust, or the Funds’ Valuation Committee. Securities whose market value using the procedures outlined above does not reflect fair value because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the Valuation Committee. The value of fair valued securities may be different from the last sale price (or the mean between the last bid and asked prices), and there is no guarantee that a fair valued security will be sold at the price at which a Fund is carrying the security. Investments in the underlying funds by the Equity and Balanced Funds are valued at their net asset value as reported by the underlying funds.

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) June 30, 2011 (Unaudited)

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

The International Equity Fund uses Interactive Data Pricing and Reference Data, Inc. (formerly FT Interactive Data Corp.) (“Interactive Data”) as a third party fair valuation vendor daily. Interactive Data provides a fair value for foreign securities in the International Equity Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by Interactive Data. These factors are used to value the International Equity Fund without holding a Pricing Committee meeting. In the event that the Adviser believes that the fair values provided by Interactive Data are not reliable, the Adviser contacts the International Equity Fund’s administrator and may request that a meeting of the Pricing Committee be held.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of the fair value hierarchy as follows:

•	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•
Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

•	Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For the six months ended June 30, 2011, there have been no significant changes to the Funds’ fair value methodologies.

Fair value measurement classifications are summarized in each Fund’s Schedule of Investments.

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

Security transactions and investment income — Security transactions are recorded on a trade date basis. Dividend income and distributions on underlying funds are recorded on the ex-dividend date or, for certain foreign dividends, as soon as the dividend information becomes available. Interest income and distributions on underlying funds, if applicable, premium and discount amortization is accrued daily, using the scientific or straight-line method, which approximates the effective interest method. Securities gains and losses are determined on the basis of identified cost. Distributions received on securities that represent a return of capital or capital gain are reclassed as a reduction of cost of investments and/or as

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) June 30, 2011 (Unaudited)

a realized gain. The actual character of income, realized gain and return of capital distributions received from Real Estate Investment Trusts (“REITs”) are not known until after the end of the fiscal year, at which time such distribution estimates are appropriately adjusted.

When-issued and delayed delivery investments — The Income Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the Funds would generally purchase securities on a when-issued, delayed-delivery or forward commitment basis with the intention of acquiring the securities, each Fund may dispose of such securities prior to settlement if its sub-adviser deems it appropriate to do so. Each Fund may dispose of or negotiate a when-issued or forward commitment after entering into these transactions. Such transactions are generally considered to be derivative transactions. The Fund will normally realize a capital gain or loss in connection with these transactions. When a Fund purchases securities on a when-issued, delayed-delivery or forward commitment basis, the Fund’s custodian will maintain cash or liquid securities having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, the custodian will hold the portfolio securities themselves while the commitment is outstanding. These procedures are designed to ensure that each Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions. The when-issued market is commonly associated with government bonds that are to be issued as a pending auction. Portfolio managers use when-issued investments as a way to participate in a new issuance. As of, and during the six months ended June 30, 2011, the Income Fund held when-issued and delayed delivery investments.

Repurchase agreements — Securities pledged as collateral for repurchase agreements are held by The Northern Trust Company (“Northern Trust”) and are designated as being held on each Fund’s behalf by its custodian under a book-entry system. Each Fund monitors the adequacy of the collateral on a daily basis and can require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. It is the Funds’ policy to only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment adviser to be creditworthy. The Fund bears the risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is prevented from exercising its rights to dispose of the underlying securities received as collateral and the risk of a possible decline in the value of the underlying securities during the period. During the six months ended June 30, 2011, the Income Fund entered into repurchase agreements. There were no investments in repurchase agreements as of June 30, 2011.

Investments in REITs — With respect to the Funds, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of these estimated amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year end, and may differ from the estimated amounts.

Securities lending — The Equity, Income, Small Cap Growth, International Equity and the Socially Responsible Funds may seek additional income by lending their securities on a short-term basis to banks, brokers and dealers in return for cash collateral, which is invested in short-term securities. A Fund may return a portion of the interest earned to the borrower or a third party which is unaffiliated with the Trust and acting as a “placing broker.” A Fund receives compensation for lending securities in the form of fees. A Fund also continues to receive dividends on the securities loaned. Security loans are secured at all times by collateral. It is the Trust’s policy that the collateral be equal to at least 102% of the market value of the securities loaned plus accrued interest when the transaction is entered into, and that the collateral supporting loans be remarked daily. Gain or loss in the market price of the securities loaned that may occur during the term of the loan are reflected in the value of the Fund. The risks from securities lending are that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of securities loans were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The value of the securities on loan and the value of the related collateral at June 30, 2011 are shown on the Statement of Assets and Liabilities. At June 30, 2011 $18 of the Northern Trust Institutional Government Select Portfolio represents the collateral received for securities on loan in the Small Cap Growth Fund.

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) June 30, 2011 (Unaudited)

Mortgage dollar rolls — TBA (“To Be Announced”) purchase commitments are commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBAs may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in each Fund’s other assets. Unsettled TBAs are valued at the current market value of the underlying securities.

During the six months ended June 30, 2011 the Income Fund entered into dollar roll transactions, pursuant to which it sells a mortgage-backed TBA or security and simultaneously purchases a similar, but not identical, TBA with the same issuer, rate and terms. The Income Fund may execute a roll to obtain better underlying mortgage securities or to increase yield. The Income Fund accounts for dollar roll transactions as purchases and sales, which has the effect of increasing its portfolio turnover rate. Risks associated with dollar rolls are that actual mortgages received by the Income Fund may be less favorable than those anticipated or that counterparties may fail to perform under the terms of the contracts.

TBA sale commitments are commitments to sell mortgage-backed securities for a fixed price at a future date. TBA sales commitments are considered securities in themselves and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Fund’s other assets.

ADRs, EDRs and GDRs — The Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund may invest in both sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other similar global instruments. The Equity Fund may invest in ADRs. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depositary receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer.

Asset-backed and mortgage securities — The Income Fund may invest in mortgage and asset-backed securities which represent shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off before they mature, particularly during periods of declining interest rates. In that case, a sub-adviser may have to reinvest the proceeds from the securities at a lower interest rate. This could lower the Fund’s return and result in losses to the Fund if some securities were acquired at a premium. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk. The Income Fund may also invest in collateralized mortgage obligations (“CMOs”). In a CMO, a series of bonds or certificates is issued in multiple classes, which have varying levels of risks.

Foreign currency transactions — The books and records of the Funds are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

•	market value of investment securities, other assets and other liabilities at the daily rates of exchange and

•	purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency and gains and losses between the ex-dividend and payment dates on dividends, interest and foreign withholding taxes. The effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) June 30, 2011 (Unaudited)

Futures contracts — A futures contract is an agreement to purchase (long) or sell (short) an agreed asset at a set price for delivery on a future date. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. The change in the value of the futures contract is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on futures contracts. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. It is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its expiration date. Additionally, the purchase of a futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction. As of June 30, 2011, there were no investments in futures contracts.

Forward foreign currency contracts — The Funds may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. All commitments are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Funds realize gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the year are recognized as ordinary income or loss for federal income tax purposes. The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts are used to hedge the foreign currency exposure of assets that are denominated in a currency other than the base currency of the Funds. During the six months ended June 30, 2011, the Income Fund held forward foreign currency contracts. As of June 30, 2011, there were no forward foreign currency contracts held.

Expense policy — Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all Funds daily in relation to the net assets of each Fund or based upon another reasonable basis. Expenses which are attributable to the Trust and the Wilshire Mutual Funds are allocated across the Trust and the Wilshire Mutual Funds based upon relative net assets or another reasonable basis.

Distributions to shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are declared and paid annually. The Funds’ net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Additional distributions of net investment income and capital gains may be made at the discretion of the Board of Trustees in order to avoid the application of a 4% non-deductible Federal excise tax.

3. Investment Advisory Fee and Other Transactions.

The Trust employs the Adviser to manage the investment and reinvestment of the assets of the Funds and to continuously review, oversee and administer the Funds’ investment programs. The Adviser has entered into agreements with the following sub-advisers: Equity Fund — Madison Square Investors and Victory Capital Management, Inc.; Income Fund — Western Asset Management Company and Western Asset Management Limited; International Equity Fund — PanAgora Asset Management, Inc. and Thomas White International, Ltd.; Small Cap Growth Fund — TWIN Capital Management, Inc. and Copper Rock Capital Partners, LLC; Socially Responsible Fund — Clear Bridge Advisors, LLC.

Each sub-adviser’s fees are paid by the Adviser out of the advisory fees that it receives from each of the Funds. Fees paid to a sub-adviser of a Fund with multiple sub-advisers depends upon the fee rate negotiated with the Adviser and upon the percentage of the Fund’s assets allocated to that sub-adviser by the Adviser, which may vary from time to time. Thus, the basis for fees paid to any such sub-adviser is not constant, and the relative amounts of fees paid to the various sub-advisers of a Fund may fluctuate. These internal fluctuations, however, will not affect the total advisory fees paid by a Fund, which will remain fixed on the terms described below. The Adviser may, however, determine in its discretion to waive a portion of its fee if internal fluctuations in the fee. Because the Adviser will pay each sub-adviser’s fees out of its own fees from the Funds, there will not be any “duplication” of advisory fees paid by the Funds.

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) June 30, 2011 (Unaudited)

For the six months ended June 30, 2011, the Adviser provided services and assumed expenses pursuant to the amended Investment Advisory Agreement for which it received a fee based on each Fund’s average daily net assets, computed daily and payable monthly, at the following annual rates:

Fund	Rate on the First $1 Billion of Average Daily Net Assets	Rate on Average Daily Net Assets in Excess of $1 Billion
Equity Fund*	0.70%	0.60%
Balanced Fund**	0.55	0.45
Income Fund	0.55	0.45
Small Cap Growth Fund	1.15	1.15
International Equity Fund	1.00	0.90
Socially Responsible Fund	0.85	0.75

*
The Equity Fund invests in the Wilshire Large Cap Core Plus Fund (the “Large Cap Core Plus Fund”). The Adviser directly receives from the Equity Fund a fee based on the average daily net assets of the Equity Fund that are not invested in the Large Cap Core Plus Fund.

**
The Balanced Fund operates under a “fund of funds” structure, primarily investing in shares of underlying funds. The Adviser directly receives from the Balanced Fund a fee based on the average daily net assets of the Balanced Fund that are not invested in underlying funds. The Adviser did not receive fees from the Balanced Fund during the six months ended June 30. 2011.

For the six months ended June 30, 2011, the Adviser voluntarily waived fees in the amounts listed below. The Adviser cannot recoup amounts of any investment advisory fees waived.

Fund	Advisory Fees Voluntarily Waived	Rate on Average Daily Net Assets
Small Cap Growth Fund	$47,299	0.22%
International Equity Fund	39,897	0.20%

SEI Investments Global Funds Services (“SEI”) serves as the Trust’s administrator and accounting agent pursuant to an administration agreement dated May 30, 2008. DST Systems, Inc. serves as the Trust’s transfer agent and dividend disbursing agent. Effective June 10, 2011, Northern Trust replaced BNY Mellon Asset Servicing Global Financial Institutions (formerly, PNC Global Investment Services, Inc.) as the Trust’s Custodian. SEI Investments Distribution Co. (the “Distributor”) serves as the Trust’s distributor.

Officers and Trustees’ expenses — The officers of the Trust receive remuneration from the Adviser. The Trust does not pay any remuneration to its officers. The Trust and the Wilshire Mutual Funds, Inc. together pay each independent trustee an annual retainer of $14,000, an annual additional Board chair retainer of $12,000, a Board in-person meeting fee of $1,500, a Board telephonic meeting fee of $1,000, an annual Committee member retainer of $4,000, an annual Committee chairperson retainer of $8,000 in lieu of the $4,000 Committee member retainer, and a Committee telephonic meeting fee of $500.

4. Distribution and Shareholder Services Plan.

The Funds have adopted a Rule 12b-1 distribution and shareholder services plan (the “Distribution Plan”). Pursuant to the Distribution Plan with the Funds the Distributor receives a distribution and shareholder services fee, payable by each Fund. The Distributor uses the fee to pay for distribution-related and shareholder services for the Funds. Under the Distribution Plan, each Fund will pay to the Distributor a shareholder/distribution services fee computed at the annual rate of 0.25% of average daily net assets attributable to each Fund. The Distributor did not receive fees from the Balanced Fund during the six months ended June 30, 2011. By investing indirectly in the Income Fund, International Equity Fund and Large Cap Core Plus Fund through the Balanced Fund, an investor bears not only his or her proportionate share of certain expenses of the Balanced Fund but also, indirectly, similar expenses of the Income Fund, International Equity Fund and Large Cap Core Plus Fund. As a result of the fund of funds arrangement, shareholders of the Balanced Fund will not be subject to duplicative distribution fees.

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) June 30, 2011 (Unaudited)

5. Security Transactions.

For the six months ended June 30, 2011, aggregate cost of purchases and proceeds from sales of securities, other than affiliated investments, short-term investments and U.S. Government securities, were as follows:

Fund	Purchases	Proceeds from Sales
Equity Fund	$55,779,271	$62,831,395
Income Fund	11,082,253	21,600,848
Small Cap Growth Fund	19,399,949	21,556,147
International Equity Fund	34,222,655	10,660,726
Socially Responsible Fund	6,568,540	9,209,010

Purchases and sales of U.S. Government securities during the six months ended June 30, 2011 were:

Fund	Purchases	Proceeds from Sales
Income Fund	$210,336,536	$221,771,395

Purchases and sales of affiliated investments during the six months ended June 30, 2011, and value as of June 30, 2011 were:

Fund	Purchases	Sales	Value as of June 30, 2011
Equity Fund
Wilshire Large Cap Core Plus Fund	$—	$5,228,911	$93,743,910
Balanced Fund
Wilshire Large Cap Core Plus Fund	—	9,266,716	85,796,038
Wilshire Variable Insurance Trust Income Fund	1,533,213	25,153,052	56,492,742
Wilshire Variable Insurance Trust International Fund	25,000,000	—	26,028,481

6. Significant Shareholder Activity.

On June 30, 2011, the Funds had the following concentrations of shareholders holding 10% or more of the outstanding shares of the Funds. These represent omnibus shareholder accounts.

Fund
Equity Fund (1 omnibus shareholder)	88%
Balanced Fund (1 omnibus shareholder)	100%
Income Fund (2 omnibus shareholders)	100%
Small Cap Growth Fund (1 omnibus shareholder)	100%
International Equity Fund (2 omnibus shareholders)	100%
Socially Responsible Fund (1 omnibus shareholder)	100%

7. Tax Information.

No provision for Federal income taxes is required because each Fund has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and distributes to shareholders all of its taxable income and gains. Federal income tax regulations differ from accounting principles generally accepted in the United States of America; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) June 30, 2011 (Unaudited)

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

The Funds intend to retain realized gains to the extent of available capital loss carryforwards. At December 31, 2010, the following Funds had available for Federal income tax purposes unused capital losses as follows:

	Expiring December 31,
Fund	2016	2017	2018
Equity Fund	$59,276,350	$76,212,202	$—
Balanced Fund	17,916,660	12,404,279	—
Small Cap Growth Fund	12,003,667	3,386,074	—
International Equity Fund	4,489,974	4,827,194	387,496
Socially Responsible Fund	3,016,991	19,588,055	—

During the year ended December 31, 2010, the Equity Fund, Balanced Fund, Small Cap Growth Fund, and Socially Responsible Fund utilized capital loss carryforwards of $11,739,470, $4,553,018, $2,161,629, and $3,171,833, respectively, to offset capital gains.

The tax character of distributions declared during the years ended December 31, 2010 and 2009 were as follows:

Fund	2010 Ordinary Income	2010 Capital Gains	2009 Ordinary Income	2009 Capital Gains
Equity Fund	$1,624,648	$—	$2,338,855	$—
Balanced Fund	3,379,097	—	5,314,130	—
Income Fund	5,466,869	—	4,609,550	—
International Equity Fund	522,270	—	596,674	—
Socially Responsible Fund	553,977	—	821,779	—

At December 31, 2010, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

	Equity Fund	Balanced Fund	Income Fund	Small Cap Growth Fund	International Equity Fund	Socially Responsible Fund
Undistributed ordinary income	$16,012	$4,429,090	$3,510,123	$—	$351,083	$388,831
Capital loss carryforwards	(135,488,552)	(30,320,939)	—	(15,389,741)	(9,704,664)	(22,605,046)
Unrealized appreciation/(depreciation)	23,388,856	12,451,314	(3,427,732)	9,007,564	2,176,850	13,115,951
Total distributable earnings/(accumulated losses)	$(112,083,684)	$(13,440,535)	$82,391	$(6,382,177)	$(7,176,731)	$(9,100,264)

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) June 30, 2011 (Unaudited)

The federal tax cost, unrealized appreciation and depreciation at June 30, 2011 for each Fund are as follows (excluding TBA sales commitments):

Fund	Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Equity Fund	$182,126,690	$29,971,456	$(2,971,481)	$26,999,975
Balanced Fund	150,413,637	18,380,064	(174,767)	18,205,297
Income Fund	101,442,027	3,119,109	(6,168,355)	(3,049,246)
Small Cap Growth Fund	33,370,086	10,984,465	(1,075,777)	9,908,688
International Equity Fund	80,922,370	7,144,319	(3,248,541)	3,895,778
Socially Responsible Fund	39,729,231	12,769,008	(673,698)	12,095,310

The differences between book and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses on wash sales on all Funds.

8. Indemnifications.

In the normal course of business, the Trust on behalf of the Funds enters into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

9. Risks.

Credit risk — The Income Fund invests primarily in debt instruments. The issuers’ ability to meet their obligations may be affected by the recent economic developments. In addition, the Income Fund’s investments are subject to credit risk, which is the risk that an issuer will be unable, or will be perceived to be unable, to repay its obligations at maturity. Funds that invest primarily in high quality securities generally are subject to less credit risk than funds that invest in lower quality securities. Certain securities are backed by credit enhancements from various financial institutions and financial guarantee assurance agencies. These credit enhancements reinforce the credit quality of the individual securities; however, if any of the financial institutions or financial guarantee assurance agencies’ credit quality should deteriorate, it could cause the individual security’s credit quality to change. Additionally, if the Income Fund concentrates its credit enhancements in any one financial institution, the risk of credit quality deterioration increases. The value of asset-backed securities may be affected by the credit risk of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition to credit risk, asset-backed securities and other securities with early redemption features are subject to pre-payment risk. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate or an issuer may retire an outstanding bond early to reduce interest costs. The Income Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Since the Balanced Fund invests in the Income Fund, the Balanced Fund is indirectly subject to these risks.

Counterparty credit risk — Counterparty credit risk is the risk that a counterparty to a financial instrument will fail on a commitment that it has entered into with the Funds. The Funds’ sub-advisers seek to minimize counterparty credit risk by monitoring the creditworthiness of each counterparty on an ongoing basis.

Foreign security risk — The Income and International Equity Funds invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. The market values of the Income and International Equity Funds’ investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the ratings

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) June 30, 2011 (Unaudited)

of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Also, the ability of the issuers of debt securities held by the Income Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region. Since the Balanced Fund invests in the Income Fund, the Balanced Fund is indirectly subject to these risks.

10. Contingencies

The Equity Fund and Socially Responsible Fund were named as a defendant and a putative member of a proposed defendant class of shareholders in a lawsuit filed on May 9, 2011, in the U.S. District Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The lawsuit was brought by Aurelius Capital Management, LP, on behalf of its managed entities, Deutsche Bank Trust Company Americas, in its capacity as successor Indenture Trustee for certain series of Senior Notes by the Tribune Company and relates to a leveraged buyout transaction by which Tribune Company converted to a privately-held company in 2007. The putative defendant class is comprised of beneficial owners of shares of Tribune Company who meet certain jurisdictional requirements and received proceeds of the leveraged buyout. The plaintiffs seek to recover those proceeds, together with interest and attorneys’ fees and expenses, as constructively fraudulent transfers under various state laws.

11. Subsequent Event Evaluation.

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

Wilshire Variable Insurance Trust Additional Fund Information

Information on Proxy Voting

The Securities and Exchange Commission (“SEC”) has adopted the requirement that all funds file their complete proxy voting records with the SEC on an annual basis on Form N-PX. Such filing, for the 12-month period ended June 30, must be made no later than August 31 of each year.

A description of policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, along with each Fund’s proxy voting record relating to portfolio securities held during the most recent 12-month period ended June 30 is available at no charge, upon request by calling 1-888-200-6796, or on the SEC’s website at http://www.sec.gov.

Information on Form N-Q

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of period. The Trust’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Householding Policy

In order to reduce printing and mailing expenses, only one copy of each prospectus, annual and semi-annual report will be sent to all related accounts at a common address, unless you have indicated otherwise on your Account Application. Contract Owners may revoke their consent to householding at any time by calling 1-800-999-1030. Upon receipt of a Contract Owner’s revocation, the Trust will begin mailing individual copies of the above-referenced documents to the Contract Owner’s attention within 30 days.

Wilshire Variable Insurance Trust Privacy Statement

At Wilshire Variable Insurance Trust, we appreciate the privacy concerns of our customers. We have established the following policies to maintain the privacy of information you share with us.

Information We Collect

We collect and retain nonpublic personal information about you that may include:

Information we receive on your account applications or other forms such as your name, address, financial information and/or social security number;

Information we receive about your mutual fund transactions, such as purchases, sales, exchanges and account balances; and

Information we collect through the use of Internet “cookies” when you access our website. Cookies are a collection of information stored on the local hard drive of an Internet user, used primarily by web servers to identify previous users and their preferences. A web server cannot find out a user’s name or email address, or anything about the user’s computer using cookies.

Information We May Share

We do not sell any of your nonpublic personal information to third parties. We may share the information we collect with affiliates or with non-affiliated third parties only when those parties are acting on our behalf in servicing your account, or as required by law. These third parties may include:

Administrative service providers who, for example, process transactions for your account, print checks or prepare account statements;

Companies that provide services for us to help market our products to you; and

Governmental or other legal agencies, as required by law.

When information is shared with third parties, they are legally obligated to maintain the confidentiality of the information and to limit their use of it to servicing your account, except as permitted or required by law.

Confidentiality And Security

Within our organization, we restrict access to your nonpublic personal information to authorized employees who need to access such information in order to provide services or products to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

As previously mentioned, we may collect information through the use of Internet “cookies” on our website. In addition, in order to provide you with access to your account via the web, it is necessary for us to collect certain nonpublic personal information such as your name, social security number and account information. Special measures such as data encryption and authentication apply to all nonpublic personal information and communications on our web site.

Applicability

Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Funds, we consider you to be our customer. Shareholders purchasing or owning shares of any of the Funds through their bank, broker, or other financial institution should also consult that financial institution’s privacy policies.

The Wilshire Variable Insurance Trust values your business. We understand the importance of maintaining the integrity of your personal information and are committed to keeping your trust. Please contact us at 888-200-6796 if you have any questions concerning our policy.

Wilshire Variable Insurance Trust Semi-Annual Report June 30, 2011

Wilshire Variable Insurance Trust
Equity Fund Balanced Fund Income Fund	Small Cap Growth Fund International Equity Fund Socially Responsible Fund
Board of Trustees
Margaret M. Cannella Lawrence E. Davanzo Roger A. Formisano Edward Gubman Richard A. Holt	Suanne K. Luhn Harriet A. Russell George J. Zock Chairman of the Board
Officers of the Funds
Jamie B. Ohl President	Victor Zhang Vice President
Helen Thompson Vice President	James E. St. Aubin Vice President
Michael Wauters Treasurer	Nathan R. Palmer Vice President
Gaurav Chopra Assistant Treasurer	Reena Lalji Secretary
Aaron Eubanks Chief Compliance Officer

Administrator
SEI Investments Global Funds Services
1 Freedom Valley Drive
Oaks, PA 19456

Transfer Agent
DST Systems, Inc.
333 W. 11th St.
Kansas City, MO 64105

Investment Adviser
Wilshire Associates Incorporated
1299 Ocean Avenue
Santa Monica, CA 90401-1085

Custodian
The Northern Trust Company
50 LaSalle Street
Chicago, IL 90401-1085

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
Two Commerce Square
2001 Market Street, Suite 1700
Philadelphia, PA 19103-7042

Investment Subadvisers
Clear Bridge Advisors LLC
620 8th Avenue
New York, NY 10018

Copper Rock Capital Partners, LLC
200 Clarendon Street
Boston, MA 02116

Madison Square Investors
51 Madison Avenue
New York, NY 15258

TWIN Capital Management, Inc.
3244 Washington Rd., Suite 202
McMurray, PA 15317

PanAgora Asset Management, Inc.
260 Franklin Street, 22nd Floor
Boston, MA 02110

Thomas White International, Ltd.
440 South LaSalle Street, Suite 3900
Chicago, IL 60605

Victory Capital Management, Inc.
127 Public Square
Cleveland, OH 41114

Western Asset Management Company
117 E. Colorado Blvd., Suite 600
Pasadena, CA 91105

Western Asset Management Limited
155 Bishopsgate, London England
EC2M 3XG

Wilshire Associates Incorporated
1299 Ocean Avenue
Santa Monica, CA 90401
1-888-200-6796

WIL-SA-001-0400

SEMI-ANNUAL REPORT (Unaudited) 2015 ETF Fund 2025 ETF Fund 2035 ETF Fund
June 30, 2011

Table of Contents
Shareholder Letter	1
Fund Commentaries	2
Disclosure of Fund Expenses	8
Schedules of Investments	10
Statements of Assets and Liabilities	11
Statements of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	15
Notes to the Financial Statements	18
Additional Fund Information	23

Shares of the 2015 ETF Fund, 2025 ETF Fund and 2035 ETF Fund are sold only as the underlying investment for variable annuity contracts issued by insurance companies. This report is authorized for use in connection with any offering of a Fund’s shares only if accompanied or preceded by the Fund’s current prospectus.

Shares of the Wilshire Variable Insurance Trust are distributed by SEI Investments Distribution Co.

Dear Wilshire Variable Insurance Trust Target Maturity Funds Shareholder:

We are pleased to present this first half report to all shareholders of the Wilshire Variable Insurance Trust Target Maturity Funds. This report covers the period from January 1, 2011 to June 30, 2011, for the Wilshire 2015 ETF Fund, Wilshire 2025 ETF Fund, and Wilshire 2035 ETF Fund.

MARKET ENVIRONMENT

Despite a volatile second quarter, equity markets posted positive first half returns. Robust corporate earnings and confidence regarding the strength of the economy boosted stock prices in the first quarter, with the S&P 500 Index rising 5.9%. The tone during the second quarter, however, was more muted: concerns regarding inflation, a global economic slowdown, and debt woes both at home and in the euro zone tested investors’ appetite for risk, leaving the S&P 500 Index relatively flat. Growth stocks moderately outperformed value stocks on a year-to-date basis, with the Russell 1000 Growth Index and Russell 1000 Value Index returning 6.83% and 5.91%, respectively. The defensive Health Care, Utilities, and Consumer Staples sectors were the strongest performers, while the Financials sector had the worst performance. The Wilshire 5000 Index was up 5.8% for the year-to-date ended June 31, 2011. Despite corporations showing strong balance sheets and positive earnings, data showed that the U.S. economy was losing momentum, with annualized GDP growth of just 0.2% and 1.3% in the first and second quarters, respectively, while unemployment remained stubbornly high at 9.2%.

Fixed income markets gained during the first half, with the Barclays Capital U.S. Aggregate Index returning 2.72%. Despite a negative outlook toward and potential downgrade of U.S. debt by Standard & Poor’s and other rating agencies, the near failure of the U.S. Congress to raise the debt ceiling in time to pay its financial obligations, and the expiration of QE2, investors flocked to U.S. Treasuries as one of the few safe havens, with the yield on the 10-year Treasury at one point declining below 3% before ending the half at 3.18%.

International equity markets delivered a positive 4.98% return, as measured by the MSCI EAFE Index. Fears regarding a Greek default were allayed once Prime Minister George Papandreou survived a vote of confidence and managed to pass through a €28 billion austerity package. Despite a strong rally in late June, Emerging Market equities declined 1% in the second quarter amid concerns regarding inflation, monetary tightening, and slowing global growth. Asian markets were mostly mixed, with China declining 2% due to tightened monetary policy and South Korea eking out a 1% gain after greater than expected profits from domestic automakers.

FUND PERFORMANCE REVIEW

Despite the heightened levels of macroeconomic and political uncertainty both in the U.S. and abroad, two of three Target Maturity Funds have added value during the first half. The Wilshire 2015 ETF Fund and the Wilshire 2025 ETF Funds outperformed, adding 0.86% and 0.18%, respectively, relative to their benchmarks. Meanwhile, the Wilshire 2035 ETF Fund moderately underperformed, trailing its benchmark by 41 basis points.

Overall, we are pleased with the performance of the Funds and remain confident that they are well positioned to outperform in the quarters ahead.

As always, we sincerely appreciate your continued support and confidence in Wilshire Associates.

Sincerely,

Jamie B. Ohl
President

1

Wilshire Variable Insurance Trust 2015 ETF Fund Commentary

2015 ETF FUND
Average Annual Total Return

Six Months Ended 06/30/11*	5.30%
One Year Ended 06/30/11	21.07%
Five Years Ended 06/30/11	3.79%
Inception (05/01/06) through 06/30/11	3.28%

S&P TARGET DATE 2015 INDEX(1)
Average Annual Total Return

Six Months Ended 06/30/11*	4.44%
One Year Ended 06/30/11	19.16%
Five Years Ended 06/30/11	4.66%
Inception (05/01/06) through 06/30/11	4.12%

*	Not annualized.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns.

(1)
The S&P Target Date 2015 Index (the “Index”) is designed to measure the performance of an investable asset allocation strategy that meets the investment objectives of an investor with an approximate 2015 target retirement horizon.

Since inception, certain fees and expenses were waived and reimbursed. Without waivers and reimbursements, total returns would have been lower. For the six months ended June 30, 2011, fees totaling 0.07% of average net assets were waived.

2

Wilshire Variable Insurance Trust 2015 ETF Fund Commentary - (Continued)

PORTFOLIO SECTOR WEIGHTING*
(As of June 30, 2011)

The first half of 2011 saw the U.S. stock market post another strong return as the S&P 500 Index rose 6.0%. However the Index’s climb to 1320 at the end of the period was a bumpy one. The first half of 2011 can be viewed as two distinct environments, with investor optimism in the first quarter and caution in the second. Despite several macroeconomic developments in the first quarter, from the Arab Spring and commodity inflation to the Japanese Tsunami, investors remained resilient and focused on positive corporate earnings and increased confidence in the U.S. economic expansion. In the midst of the second quarter, however, global markets sold-off after debt woes both in the U.S and in Europe tested investors’ appetite for risk. It was only after Greece passed its austerity measures that markets rebounded and the S&P 500 ended the quarter in positive territory. Foreign stock markets also posted strong returns as the MSCI EAFE Index rose 5.0% in US dollar terms. However, returns were driven primarily by appreciation against the US dollar – In local currency terms the index was flat, up just 0.2%. Among the best performing countries were France and Germany in Europe, returning 16.4% and 15.1%, respectively. Emerging Markets have been relatively muted for the year to date period, with the MSCI Emerging Markets Index returning 0.88% in US dollar terms and -2.04% in local currency terms. After a positive start for the year, Emerging Markets slid during the second quarter amid concerns regarding inflation and the policy response of monetary tightening in an attempt to moderate economic growth. Fixed income markets also performed well in the first half, with investment grade U.S. bonds (the Barclays Capital U.S. Aggregate Bond Index) returning 2.7%. High yield outperformed their higher quality counterpart, with the Bank of America Merrill Lynch High Yield Master II Index returning 4.9%.

The 2015 ETF Fund returned 5.30% for the first six months of 2011, outperforming the Fund’s benchmark return of 4.44% by 0.86%. The Fund benefited from its higher allocation to TIPS, which significantly outperformed nominal Investment Grade Bonds.

*	Based on percent of Fund’s total investments in securities, at value.

3

Wilshire Variable Insurance Trust 2025 ETF Fund Commentary

2025 ETF FUND
Average Annual Total Return

Six Months Ended 06/30/11*	5.25%
One Year Ended 06/30/11	22.31%
Five Years Ended 06/30/11	2.94%
Inception (05/01/06) through 06/30/11	2.36%

S&P TARGET DATE 2025 INDEX(1)
Average Annual Total Return

Six Months Ended 06/30/11*	5.07%
One Year Ended 06/30/11	24.45%
Five Years Ended 06/30/11	4.45%
Inception (05/01/06) through 06/30/11	3.78%

*	Not annualized.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns.

(1)
The S&P Target Date 2025 Index (the “Index”) is designed to measure the performance of an investable asset allocation strategy that meets the investment objectives of an investor with an approximate 2025 target retirement horizon.

Since inception, certain fees and expenses were waived and reimbursed. Without waivers and reimbursements, total returns would have been lower. For the six months ended June 30, 2011, fees totaling 0.10% of average net assets were waived.

4

Wilshire Variable Insurance Trust 2025 ETF Fund Commentary - (Continued)

PORTFOLIO SECTOR WEIGHTING*
(As of June 30, 2011)

The first half of 2011 saw the U.S. stock market post another strong return as the S&P 500 Index rose 6.0%. However the Index’s climb to 1320 at the end of the period was a bumpy one. The first half of 2011 can be viewed as two distinct environments, with investor optimism in the first quarter and caution in the second. Despite several macroeconomic developments in the first quarter, from the Arab Spring and commodity inflation to the Japanese Tsunami, investors remained resilient and focused on positive corporate earnings and increased confidence in the U.S. economic expansion. In the midst of the second quarter, however, global markets sold-off after debt woes both in the U.S and in Europe tested investors’ appetite for risk. It was only after Greece passed its austerity measures that markets rebounded and the S&P 500 ended the quarter in positive territory. Foreign stock markets also posted strong returns as the MSCI EAFE Index rose 5.0% in US dollar terms. However, returns were driven primarily by appreciation against the US dollar – In local currency terms the index was flat, up just 0.2%. Among the best performing countries were France and Germany in Europe, returning 16.4% and 15.1%, respectively. Emerging Markets have been relatively muted for the year to date period, with the MSCI Emerging Markets Index returning 0.88% in US dollar terms and -2.04% in local currency terms. After a positive start for the year, Emerging Markets slid during the second quarter amid concerns regarding inflation and the policy response of monetary tightening in an attempt to moderate economic growth. Fixed income markets also performed well in the first half, with investment grade U.S. bonds (the Barclays Capital U.S. Aggregate Bond Index) returning 2.7%. High yield outperformed their higher quality counterpart, with the Bank of America Merrill Lynch High Yield Master II Index returning 4.9%.

The 2025 ETF Fund returned 5.25% for the first six months of 2011, outperforming the Fund’s benchmark return of 5.07% by 0.18%. The value add from the Fund’s overweight to TIPS was equally offset by the Fund’s underweight to U.S. Equities over the period.

*	Based on percent of Fund’s total investments in securities, at value.

5

Wilshire Variable Insurance Trust 2035 ETF Fund Commentary

2035 ETF FUND
Average Annual Total Return

Six Months Ended 06/30/11*	5.02%
One Year Ended 06/30/11	24.88%
Five Years Ended 06/30/11	1.86%
Inception (05/01/06) through 12/31/10	1.12%

S&P TARGET DATE 2035 INDEX(1)
Average Annual Total Return

Six Months Ended 06/30/11*	5.43%
One Year Ended 06/30/11	27.93%
Five Years Ended 06/30/11	4.01%
Inception (05/01/06) through 06/30/11	3.29%

*	Not annualized.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns.

(1)
The S&P Target Date 2035 Index (the “Index”) is designed to measure the performance of an investable asset allocation strategy that meets the investment objectives of an investor with an approximate 2035 target retirement horizon.

Since inception, certain fees and expenses were waived and reimbursed. Without waivers and reimbursements, total returns would have been lower. For the six months ended June 30, 2011, fees totaling 0.09% of average net assets were waived.

6

Wilshire Variable Insurance Trust 2035 ETF Fund Commentary - (Continued)

PORTFOLIO SECTOR WEIGHTING*
(As of June 30, 2011)

The first half of 2011 saw the U.S. stock market post another strong return as the S&P 500 Index rose 6.0%. However the Index’s climb to 1320 at the end of the period was a bumpy one. The first half of 2011 can be viewed as two distinct environments, with investor optimism in the first quarter and caution in the second. Despite several macroeconomic developments in the first quarter, from the Arab Spring and commodity inflation to the Japanese Tsunami, investors remained resilient and focused on positive corporate earnings and increased confidence in the U.S. economic expansion. In the midst of the second quarter, however, global markets sold-off after debt woes both in the U.S and in Europe tested investors’ appetite for risk. It was only after Greece passed its austerity measures that markets rebounded and the S&P 500 ended the quarter in positive territory. Foreign stock markets also posted strong returns as the MSCI EAFE Index rose 5.0% in US dollar terms. However, returns were driven primarily by appreciation against the US dollar – In local currency terms the index was flat, up just 0.2%. Among the best performing countries were France and Germany in Europe, returning 16.4% and 15.1%, respectively. Emerging Markets have been relatively muted for the year to date period, with the MSCI Emerging Markets Index returning 0.88% in US dollar terms and -2.04% in local currency terms. After a positive start for the year, Emerging Markets slid during the second quarter amid concerns regarding inflation and the policy response of monetary tightening in an attempt to moderate economic growth. Fixed income markets also performed well in the first half, with investment grade U.S. bonds (the Barclays Capital U.S. Aggregate Bond Index) returning 2.7%. High yield outperformed their higher quality counterpart, with the Bank of America Merrill Lynch High Yield Master II Index returning 4.9%.

The 2035 ETF Fund returned 5.02% for the first six months of 2011, underperforming the Fund’s benchmark return of 5.43% by 0.41%. The Fund underperformed due to an underweight to equities, which outperformed fixed income during the period.

*	Based on percent of Fund’s total investments in securities, at value.

7

Wilshire Variable Insurance Trust Disclosure of Fund Expenses For the Six Months Ended June 30, 2011 (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for investment advisory, administrative services, distribution and/or shareholder services and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return for the period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. The “Ending Account Value” shown is derived from hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Wilshire Variable Insurance Trust has no such charges or fees, but they may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds.

8

Wilshire Variable Insurance Trust Disclosure of Fund Expenses - (Continued) For the Six Months Ended June 30, 2011 (Unaudited)

	Beginning Account Value 01/01/11	Ending Account Value 06/30/11	Expense Ratio(1)(2)	Expenses Paid During Period 01/01/11-06/30/11(3)(4)
2015 ETF Fund
Actual Fund Return	$1,000.00	$1,053.00	0.60%	$3.05
Hypothetical 5% Return	$1,000.00	$1,021.82	0.60%	$3.01

2025 ETF Fund
Actual Fund Return	$1,000.00	$1,052.50	0.60%	$3.05
Hypothetical 5% Return	$1,000.00	$1,021.82	0.60%	$3.01

2035 ETF Fund
Actual Fund Return	$1,000.00	$1,050.20	0.60%	$3.05
Hypothetical 5% Return	$1,000.00	$1,021.82	0.60%	$3.01

(1)	The expense ratio does not include the expenses of the underlying ETFs.
(2)	Annualized, based on the Fund’s expenses for the most recent fiscal half-year.
(3)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period, then divided by 365.
(4)	Expenses shown do not include annuity contract fees.

9

Wilshire Variable Insurance Trust Schedules of Investments June 30, 2011 (Unaudited)

2015 ETF Fund
Shares		Value

EXCHANGE-TRADED FUNDS — 96.5%
74,299	iShares Barclays TIPS Bond Fund	$8,220,441
30,716	SPDR Barclays Capital International Treasury Bond ETF	1,897,327
13,467	SPDR Dow Jones International Real Estate ETF	543,797
83,370	Vanguard Europe Pacific ETF	3,174,730
132,190	Vanguard Large-Cap ETF	8,009,392
16,206	Vanguard MSCI Emerging Markets ETF	787,936
9,056	Vanguard REIT ETF	544,266
9,397	Vanguard Small-Cap Growth ETF	807,202
18,999	Vanguard Small-Cap Value ETF	1,331,450
13,192	Vanguard Total Bond Market ETF	1,070,663

Total Exchange-Traded Funds
(Cost $23,126,967)		26,387,204

SHORT-TERM INVESTMENT — 3.6%
976,722	Northern Trust Institutional Government Select Portfolio, 0.01%(a) (Cost $976,722)	976,722

Total Investments — 100.1%
(Cost $24,103,689)		27,363,926

Other Assets & Liabilities, Net — (0.1)%		(10,544)

NET ASSETS — 100.0%		$27,353,382

2025 ETF Fund
Shares		Value

EXCHANGE-TRADED FUNDS — 98.0%
53,228	iShares Barclays TIPS Bond Fund	$5,889,146
6,986	SPDR Barclays Capital High Yield Bond ETF	280,977
26,782	SPDR Barclays Capital International Treasury Bond ETF	1,654,324
13,701	SPDR Dow Jones International Real Estate ETF	553,246
110,810	Vanguard Europe Pacific ETF	4,219,645
149,426	Vanguard Large-Cap ETF	9,053,721
17,301	Vanguard MSCI Emerging Markets ETF	841,175
9,220	Vanguard REIT ETF	554,122
13,390	Vanguard Small-Cap Growth ETF	1,150,201
20,407	Vanguard Small-Cap Value ETF	1,430,123
27,402	Vanguard Total Bond Market ETF	2,223,946

Total Exchange-Traded Funds
(Cost $24,832,188)		27,850,626

SHORT-TERM INVESTMENT — 2.0%
561,246	Northern Trust Institutional Government Select Portfolio, 0.01%(a) (Cost $561,246)	561,246

Total Investments — 100.0%
(Cost $25,393,434)		28,411,872

Other Assets & Liabilities, Net — 0.0%		9,902

NET ASSETS — 100.0%		$28,421,774

2035 ETF Fund
Shares		Value

EXCHANGE-TRADED FUNDS — 97.0%
31,991	iShares Barclays TIPS Bond Fund	$3,539,484
7,230	SPDR Barclays Capital High Yield Bond ETF	290,791
19,096	SPDR Barclays Capital International Treasury Bond ETF	1,179,560
14,351	SPDR Dow Jones International Real Estate ETF	579,493
153,420	Vanguard Europe Pacific ETF	5,842,234
171,768	Vanguard Large-Cap ETF	10,407,423
24,079	Vanguard MSCI Emerging Markets ETF	1,170,721
9,424	Vanguard REIT ETF	566,382
13,489	Vanguard Small-Cap Growth ETF	1,158,705
16,521	Vanguard Small-Cap Value ETF	1,157,792
36,174	Vanguard Total Bond Market ETF	2,935,882

Total Exchange-Traded Funds
(Cost $25,866,508)		28,828,467

2035 ETF Fund (continued)
Shares		Value

SHORT-TERM INVESTMENT — 2.8%
836,434	Northern Trust Institutional Government Select Portfolio, 0.01%(a) (Cost $836,434)	836,434

Total Investments — 99.8%
(Cost $26,702,942)		29,664,901

Other Assets & Liabilities, Net — 0.2%		47,336

NET ASSETS — 100.0%		$29,712,237

As of June 30, 2011, each of the Fund’s investments is considered Level 1. During the six months ended June 30, 2011, there have been no significant transfers between Level 1 and Level 2 assets and liabilities. Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

(a)	Rate shown is the 7-day effective yield as of June 30, 2011.

ETF — Exchange-Traded Fund
MSCI — Morgan Stanley Capital International
REIT — Real Estate Investment Trust
SPDR — Standard & Poor’s Depositary Receipt
TIPS — Treasury Inflationary Protection Securities

See Notes to Financial Statements.

10

Wilshire Variable Insurance Trust Statements of Assets and Liabilities June 30, 2011 (Unaudited)

	2015 ETF FUND	2025 ETF FUND	2035 ETF FUND
ASSETS:
Investments in securities, at value (Note 2)	$27,363,926	$28,411,872	$29,664,901
Receivable for Fund shares sold	14,090	38,902	75,442
Receivable from Adviser (Note 3)	2,220	2,716	1,899
Prepaid expenses	1,214	1,145	1,157
Dividends and interest receivable	13	16	14
Total assets	27,381,463	28,454,651	29,743,413

LIABILITIES:
Payable for Fund shares redeemed	788	1,001	—
Investment advisory fees payable (Note 3)	5,512	5,718	5,918
Distribution fees payable (Note 4)	5,451	5,568	5,750
Administration fees payable	882	915	947
Trustees’ fees payable	346	344	385
Chief Compliance Officer expenses payable	243	261	277
Other accrued expenses	14,859	19,070	17,899
Total liabilities	28,081	32,877	31,176

NET ASSETS	$27,353,382	$28,421,774	$29,712,237

NET ASSETS consist of:
Paid-in capital	$25,243,684	$25,924,844	$26,910,283
Undistributed net investment income	613,940	534,131	468,233
Accumulated net realized loss on investments	(1,764,479)	(1,055,639)	(628,238)
Net unrealized appreciation of investments	3,260,237	3,018,438	2,961,959

NET ASSETS	$27,353,382	$28,421,774	$29,712,237

SHARES OUTSTANDING: (Unlimited shares authorized)	2,505,890	2,728,355	2,956,364

NET ASSET VALUE: (Offering and redemption price per share)	$10.92	$10.42	$10.05

Investments, at cost (Note 2)	$24,103,689	$25,393,434	$26,702,942

Amounts designated as “—” are $0.

See Notes to Financial Statements.

11

Wilshire Variable Insurance Trust Statements of Operations For the Six Months Ended June 30, 2011 (Unaudited)

	2015 ETF FUND	2025 ETF FUND	2035 ETF FUND
INVESTMENT INCOME:
Dividend income	$298,911	$268,034	$223,834
Interest income	102	157	176
Total income	299,013	268,191	224,010

EXPENSES:
Distribution fees (Note 4)	32,570	33,122	34,082
Investment advisory fees (Note 3)	32,570	33,123	34,083
Administration fees (Note 3)	5,211	5,300	5,453
Trustees’ fees and expenses (Note 3)	1,776	1,842	1,933
Chief Compliance Officer expenses	24	58	73
Printing fees	4,761	6,055	6,754
Professional fees	4,522	5,126	5,585
Custodian fees	2,343	5,201	2,874
Transfer agent fees	1,548	1,704	1,751
Other	1,483	1,618	1,741
Total expenses	86,808	93,149	94,329
Fees waived by Adviser (Note 3)	(8,640)	(13,655)	(12,530)
Net expenses	78,168	79,494	81,799

Net investment income	220,845	188,697	142,211

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTES 2 AND 5):
Net realized gains from:
Sales of investments	1,173,283	1,185,922	1,552,795

Net change in unrealized depreciation on investments	(65,573)	(49,384)	(379,064)

Net realized and unrealized gain on investments	1,107,710	1,136,538	1,173,731

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,328,555	$1,325,235	$1,315,942

See Notes to Financial Statements.

12

Wilshire Variable Insurance Trust Statements of Changes in Net Assets For the Six Months Ended June 30, 2011 (Unaudited)

	2015 ETF FUND	2025 ETF FUND	2035 ETF FUND
OPERATIONS:
Net investment income	$220,845	$188,697	$142,211
Net realized gain from sales of investments	1,173,283	1,185,922	1,552,795
Net change in unrealized depreciation on investments	(65,573)	(49,384)	(379,064)
Net increase in net assets resulting from operations	1,328,555	1,325,235	1,315,942

CAPITAL STOCK TRANSACTIONS: (DOLLARS)
Shares sold	2,145,396	3,389,863	3,941,112
Shares redeemed	(1,679,844)	(880,367)	(563,712)

Net increase in net assets from capital stock transactions	465,552	2,509,496	3,377,400

Net increase in net assets	1,794,107	3,834,731	4,693,342

NET ASSETS:
Beginning of period	25,559,275	24,587,043	25,018,895
End of period	$27,353,382	$28,421,774	$29,712,237

Undistributed net investment income at end of period	$613,940	$534,131	$468,233

CAPITAL SHARE TRANSACTIONS:
Shares sold	199,811	331,175	397,795
Shares redeemed	(158,013)	(86,047)	(56,885)

Net increase in shares outstanding	41,798	245,128	340,910

See Notes to Financial Statements.

13

Wilshire Variable Insurance Trust Statements of Changes in Net Assets For the Year Ended December 31, 2010

	2015 ETF FUND	2025 ETF FUND	2035 ETF FUND
OPERATIONS:
Net investment income	$393,116	$345,448	$326,048
Net realized gain from sales of investments and realized gain distributions from underlying funds	448,375	269,648	337,662
Net change in unrealized appreciation on investments	1,734,950	1,822,785	1,951,673
Net increase in net assets resulting from operations	2,576,441	2,437,881	2,615,383

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(169,619)	(144,001)	(130,932)

CAPITAL STOCK TRANSACTIONS: (DOLLARS)
Shares sold	5,191,515	7,336,937	7,057,276
Shares issued as reinvestment of distributions	169,618	144,001	130,932
Shares redeemed	(3,698,040)	(1,852,329)	(1,031,873)

Net increase in net assets from capital stock transactions	1,663,093	5,628,609	6,156,335

Net increase in net assets	4,069,915	7,922,489	8,640,786

NET ASSETS:
Beginning of period	21,489,360	16,664,554	16,378,109
End of period	$25,559,275	$24,587,043	$25,018,895

Undistributed net investment income at end of period	$393,095	$345,434	$326,022

CAPITAL SHARE TRANSACTIONS:
Shares sold	538,415	800,513	802,279
Shares issued as reinvestment of distributions	16,388	14,575	13,696
Shares redeemed	(384,564)	(202,982)	(116,891)

Net increase in shares outstanding	170,239	612,106	699,084

See Notes to Financial Statements.

14

Wilshire Variable Insurance Trust 2015 ETF Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Period.
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31, 2010	Year Ended December 31, 2009		Year Ended December 31, 2008	Year Ended December 31, 2007	For the Period May 1, 2006 to December 31, 20061
Net asset value, beginning of period	$10.37		$9.37	$8.02		$10.94	$10.54	$10.00

Income from investment operations:
Net investment income2	0.09		0.16	0.08		0.44	0.34	0.61
Net realized and unrealized gain/(loss) on investments	0.46		0.91	1.56		(3.09)	0.14	(0.07)
Total from investment operations	0.55		1.07	1.64		(2.65)	0.48	0.54

Less distributions:
From net investment income	0.00		(0.07)	(0.28)		(0.16)	(0.05)	0.00
From capital gains	0.00		0.00	(0.01)		(0.11)	(0.03)	0.00
Total distributions	0.00		(0.07)	(0.29)		(0.27)	(0.08)	0.00

Net asset value, end of period	$10.92		$10.37	$9.37		$8.02	$10.94	$10.54

Total return3	5.30	%4	11.41%	20.49%		(24.18)%	4.57%	5.40	%4

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$27,353		$25,559	$21,489		$14,674	$8,555	$1,934
Operating expenses including reimbursement/waiver/recoupment†	0.60	%5	0.60%	0.59	%6	0.50%	0.50%	0.50	%5
Operating expenses excluding reimbursement/waiver/recoupment†	0.67	%5	0.68%	0.62%		1.05%	1.35%	8.69	%5
Net investment income†	1.69	%5	1.70%	0.97%		4.54%	3.08%	8.87	%5
Portfolio turnover rate	20	%4	37%	107%		32%	3%	55	%4

†	These ratios do not include expenses from the affiliated funds held prior to October 8, 2009, or ETFs.

1	The Fund commenced operations May 1, 2006.

2
The selected per share data was calculated using the average shares outstanding method for the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

3
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

4	Not annualized.

5	Annualized.

6
On October 1, 2009, the Fund began accruing expenses under a 12b-1 plan which caused expenses to exceed the expense cap of 0.60%, resulting in expenses which were waived. Prior to October 1, 2009, the Fund ran at or below its expense cap of 0.60%.

See Notes to Financial Statements.

15

Wilshire Variable Insurance Trust 2025 ETF Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Period.
	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31, 2010	Year Ended December 31, 2009		Year Ended December 31, 2008	Year Ended December 31, 2007	For the Period May 1, 2006 to December 31, 20061
Net asset value, beginning of period	$9.90		$8.91	$7.54		$11.00	$10.60	$10.00

Income from investment operations:
Net investment income2	0.07		0.16	0.09		0.23	0.32	0.54
Net realized and unrealized gain/(loss) on investments	0.45		0.89	1.46		(3.33)	0.14	0.06
Total from investment operations	0.52		1.05	1.55		(3.10)	0.46	0.60

Less distributions:
From net investment income	0.00		(0.06)	(0.17)		(0.20)	(0.03)	0.00
From capital gains	0.00		0.00	(0.01)		(0.16)	(0.03)	0.00
Total distributions	0.00		(0.06)	(0.18)		(0.36)	(0.06)	0.00

Net asset value, end of period	$10.42		$9.90	$8.91		$7.54	$11.00	$10.60

Total return3	5.25	%4	11.77%	20.60%		(28.11)%	4.36%	6.00	%4

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$28,422		$24,587	$16,665		$9,679	$7,028	$1,372
Operating expenses including reimbursement/waiver/recoupment†	0.60	%5	0.60%	0.59	%6	0.50%	0.50%	0.50	%5
Operating expenses excluding reimbursement/waiver/recoupment†	0.70	%5	0.70%	0.65%		1.13%	1.72%	12.72	%5
Net investment income†	1.42	%5	1.73%	1.13%		2.46%	2.85%	7.83	%5
Portfolio turnover rate	21	%4	32%	100%		24%	2%	10	%4

†	These ratios do not include expenses from the affiliated funds held prior to October 8, 2009, or ETFs.

1	The Fund commenced operations May 1, 2006.

2
The selected per share data was calculated using the average shares outstanding method for the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

3
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

4	Not annualized.

5	Annualized.

6
On October 1, 2009, the Fund began accruing expenses under a 12b-1 plan which caused expenses to exceed the expense cap of 0.60%, resulting in expenses which were waived. Prior to October 1, 2009, the Fund ran at or below its expense cap of 0.60%.

See Notes to Financial Statements.

16

Wilshire Variable Insurance Trust 2035 ETF Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Period.
Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007	For the Period May 1, 2006 to December 31, 20061
Net asset value, beginning of period	$9.57	$8.55	$7.14	$11.04	$10.57	$10.00

Income from investment operations:
Net investment income2	0.05	0.14	0.09	0.24	0.24	0.40
Net realized and unrealized gain/(loss) on investments	0.43	0.93	1.41	(3.89)	0.24	0.17
Total from investment operations	0.48	1.07	1.50	(3.65)	0.48	0.57

Less distributions:
From net investment income	0.00	(0.05)	(0.08)	(0.13)	0.00	3	0.00
From capital gains	0.00	0.00	(0.01)	(0.12)	(0.01)	0.00
Total distributions	0.00	(0.05)	(0.09)	(0.25)	(0.01)	0.00

Net asset value, end of period	$10.05	$9.57	$8.55	$7.14	$11.04	$10.57

Total return4	5.02	%5	12.52%	21.03%	(33.00)%	4.61%	5.70	%5

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$29,712	$25,019	$16,378	$7,923	$3,607	$324
Operating expenses including reimbursement/waiver/recoupment†	0.60	%6	0.60%	0.60%	0.50%	0.50%	0.50	%6
Operating expenses excluding reimbursement/waiver/recoupment†	0.69	%6	0.70%	0.69%	1.64%	3.37%	61.49	%6
Net investment income†	1.04	%6	1.64%	1.12%	2.65%	2.20%	5.78	%6
Portfolio turnover rate	27	%5	35%	96%	18%	0%	4	%5

†	These ratios do not include expenses from the affiliated funds held prior to October 8, 2009, or ETFs.

1	The Fund commenced operations May 1, 2006.

2
The selected per share data was calculated using the average shares outstanding method for the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

3	Amount is less than $0.01 per share.

4
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

5	Not annualized.

6	Annualized.

See Notes to Financial Statements.

17

Wilshire Variable Insurance Trust Notes to Financial Statements June 30, 2011 (Unaudited)

1.	Organization.

The Wilshire Variable Insurance Trust (the “Trust”) is an open-end, diversified management investment company registered under the Investment Company Act of 1940 (“1940 Act”), which offers units of beneficial ownership (shares) in 9 separate investment portfolios. The portfolios presented in these financial statements are: 2015 ETF Fund, 2025 ETF Fund and 2035 ETF Fund (collectively the “Funds”, each a “Fund” of the Trust). The Funds operate under a fund of funds structure and at this time invest substantially all of their assets in unaffiliated exchange-traded funds (“ETF” or “ETFs”), which primarily invest in equity and fixed income securities, according to an asset allocation strategy designed for investors planning to retire in certain target years. The financial statements for the other Funds of the Trust managed by Wilshire Associates Incorporated (“Wilshire” or the “Adviser”) are included in a separate annual report. Shares are presently offered to Horace Mann Life Insurance Company (“HMLIC”) Separate Account, the HMLIC 401(k) Separate Account and Great American Life Insurance Company.

Funds’ Investment Objectives:

High total return until each respective Fund’s target retirement date. Thereafter, high current income and, as a secondary objective, capital appreciation. The Funds are designed to provide a mix of assets with a risk/return profile that is appropriate for the participant’s age in connection with his/her anticipated target retirement date. The risk/return profile of the Funds will adjust with time and become more conservative.

2.	Significant Accounting Policies.

Use of estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates.

Security valuation — A Fund’s investment in an ETF is valued at the ETF’s net asset value or is valued at market price, depending upon whether a Fund purchased the ETF directly from the ETF in “creation units” or on an exchange, as applicable.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of the fair value hierarchy as follows:

•	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For the six months ended June 30, 2011, there have been no significant changes to the Funds’ fair value methodologies and there have been no significant transfers between Level 1 and Level 2 assets and liabilities.

18

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) June 30, 2011 (Unaudited)

Fair value measurement classifications are summarized in the Funds’ Schedules of Investments.

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

Security transactions and investment income — Security transactions are recorded on a trade date basis. Dividend income and realized gain distributions from the ETFs are recorded on the ex-dividend date. Interest income accrues daily. Securities gains and losses are determined on the basis of identified cost.

Expense policy — Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all Funds in relation to the net assets of each Fund or another reasonable basis. Expenses which are attributable to the Trust and the Wilshire Mutual Funds, Inc. are allocated across the Trust and the Wilshire Mutual Funds, Inc. based upon relative net assets or another reasonable basis.

Distributions to shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are declared and paid annually. The Funds’ net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Additional distributions of net investment income and capital gains may be made at the discretion of the Board of Trustees in order to avoid the application of a 4% non-deductible federal excise tax.

3.	Investment Advisory Fee and Other Transactions With Affiliates.

The Trust employs the Adviser to manage the investment and reinvestment of the assets of the Funds and to continuously review, oversee and administer the Funds’ investment programs.

Pursuant to the Advisory Agreement (the “Agreement”) between the Funds and Wilshire, Wilshire charges annual management fees of 0.25% of average daily net assets of the 2015 ETF Fund, 2025 ETF Fund and the 2035 ETF Fund. Wilshire has entered into a contractual expense limitation agreement (the “Expense Limitation Agreement”) with the Funds to waive a portion of its management fee and/or reimburse expenses to limit annual operating expenses to 0.60% (exclusive of ETF fees and expenses) of average daily net assets for each of the Funds. This agreement to limit expenses continues through at least April 30, 2012. Wilshire may recoup the amount of any management fee waived within three years after the year in which Wilshire incurred the expense if the recoupment does not exceed the existing expense limitation for each Fund. At June 30, 2011, the amounts of waivers subject to recoupment for the 2015 ETF Fund, 2025 ETF Fund and the 2035 ETF Fund are $10,601, $11,200 and $11,427, respectively, expiring in 2012, $18,679, $19,587 and $20,245, respectively, expiring in 2013 and $8,640, $13,655 and $12,530, respectively, expiring in 2014. The Adviser cannot recapture any expenses or fees it waived or reimbursed prior to August 21, 2009 under the prior Expense Limitation Agreement.

19

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) June 30, 2011 (Unaudited)

For the six months ended June 30, 2011, the Adviser waived expenses in the amounts listed below.

Fund	Fees Waived
2015 ETF Fund	$8,640
2025 ETF Fund	$13,655
2035 ETF Fund	$12,530

Because the ETFs have varied fee and expense levels and the Funds may own different proportions of the ETFs at different times, the amount of fees and expenses incurred indirectly by a Fund will vary.

SEI Investments Global Funds Services (“SEI”) serves as the Trust’s administrator and accounting agent pursuant to an administration agreement dated May 30, 2008. DST Systems, Inc. serves as the Trust’s transfer agent and dividend disbursing agent. Effective June 10, 2011, The Northern Trust Company replaced BNY Mellon Asset Servicing Global Financial Institutions (formerly, PNC Global Investment Services Inc.) as the Trust’s custodian. SEI Investments Distribution Co. serves as the Trust’s distributor.

Officers’ and Trustees’ expenses — The officers of the Trust receive remuneration from the Adviser. The Trust does not pay any remuneration to its officers. The Trust and the Wilshire Mutual Funds, Inc. together pay each independent trustee an annual retainer of $14,000, an annual additional Board chair retainer of $12,000, a Board in-person meeting fee of $1,500, a Board telephonic meeting fee of $1,000, an annual Committee member retainer of $4,000, an annual Committee chairperson retainer of $8,000 in lieu of the $4,000 Committee member retainer, and a Committee Telephonic meeting fee of $500.

4.	Distribution and Shareholder Services Plan.

The Funds have adopted a plan under Rule 12b-1 of the 1940 Act that provides for a fee of up to 0.25% of each Fund’s average net assets payable to SEI Investments Distribution Co. (the “Distributor”) to reimburse the Distributor for distribution and shareholder services provided to shareholders.

5.	Security Transactions.

For the six months ended June 30, 2011, the aggregate cost of purchases and proceeds from sales of investments, were as follows:

Fund	Purchases	Proceeds from Sales
2015 ETF Fund	$5,201,419	$5,125,249
2025 ETF Fund	7,979,507	5,576,243
2035 ETF Fund	10,410,588	7,250,434

6.	Significant Shareholder Activity.

On June 30, 2011, the Funds had the following concentrations of shareholders holding 10% or more of the outstanding shares of the Funds. These represent omnibus shareholder accounts.

Fund
2015 ETF Fund (1 omnibus shareholder)	97%
2025 ETF Fund (1 omnibus shareholder)	98%
2035 ETF Fund (1 omnibus shareholder)	98%

20

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) June 30, 2011 (Unaudited)

7.	Tax Information.

No provision for federal income taxes is required because each Fund has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and distributes to shareholders all of its taxable income and gains. Federal income tax regulations differ from accounting principles generally accepted in the United States of America; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing a Fund’s tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

The tax character of distributions declared for the years ended December 31, 2010 and December 31, 2009, respectively were as follows:

Fund	2010 Ordinary Income	2010 Capital Gains	2009 Ordinary Income	2009 Capital Gains
2015 ETF Fund	$169,619	$—	$639,608	$15,614
2025 ETF Fund	144,001	—	322,791	13,634
2035 ETF Fund	130,932	—	163,216	10,399

At December 31, 2010, the components of distributable earnings on a tax basis were as follows:

	2015 ETF Fund	2025 ETF Fund	2035 ETF Fund
Undistributed ordinary income	$393,095	$345,434	$326,022
Accumulated capital gain	—	—	—
Capital loss carryforwards	(2,937,026)	(2,238,508)	(2,181,028)
Unrealized appreciation	3,325,075	3,064,762	3,341,023
Other temporary differences	(1)	7	(5)
Total distributable earnings	$781,143	$1,171,695	$1,486,012

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The Funds intend to retain realized gains to the extent of available capital loss carryforwards. At December 31, 2010, the 2015 ETF Fund, 2025 ETF Fund and 2035 Fund had available for federal income tax purposes unused capital losses of $2,937,026, $2,238,508 and $2,181,028, respectively, expiring December 31, 2017.

During the year ended December 31, 2010, the 2015 ETF Fund, 2025 ETF Fund and 2035 ETF Fund utilized capital loss carryforwards of $449,111, $272,709 and $337,663, respectively, to offset capital gains.

21

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) June 30, 2011 (Unaudited)

The federal tax cost, unrealized appreciation and depreciation at June 30, 2011 for each Fund is as follows:

Fund	Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
2015 ETF Fund	$24,103,896	$3,285,113	$(25,083)	$3,260,030
2025 ETF Fund	25,396,494	3,046,182	(30,804)	3,015,378
2035 ETF Fund	26,702,942	3,013,536	(51,577)	2,961,959

8.	Indemnifications.

In the normal course of business, the Trust on behalf of the Funds enters into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

9.	Credit Risk.

Certain securities in which an ETF may invest are backed by credit enhancements from various financial institutions and financial guarantee assurance agencies. These credit enhancements reinforce the credit quality of the individual securities; however, if any of the financial institutions or financial guarantee assurance agencies’ credit quality should deteriorate, it could cause the individual security’s credit quality to change. Additionally, if any of the ETFs concentrate their credit enhancements in any one financial institution, the risk of credit quality deterioration increases. The value of asset-backed securities may be affected by the credit risk of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition to credit risk, asset-backed securities and other securities with early redemption features are subject to pre-payment risk. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate or an issuer may retire an outstanding bond early to reduce interest costs. An ETF’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

10.	Subsequent Event Evaluation.

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

22

Wilshire Variable Insurance Trust Additional Fund Information

Information on Proxy Voting

The Securities and Exchange Commission (“SEC”) has adopted the requirement that all funds file their complete proxy voting records with the SEC on an annual basis on Form N-PX. Such filing, for the 12-month period ended June 30, must be made no later than August 31 of each year.

A description of policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, along with each Fund’s proxy voting record relating to portfolio securities held during the most recent 12-month period ended June 30 is available at no charge, upon request by calling 1-888-200-6796, or on the SEC’s website at http://www.sec.gov.

Information on Form N-Q

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of period. The Trust’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Householding Policy

In order to reduce printing and mailing expenses, only one copy of each prospectus, annual and semi-annual report will be sent to all related accounts at a common address, unless you have indicated otherwise on your Account Application. Contract Owners may revoke their consent to householding at any time by calling 1-800-999-1030. Upon receipt of a Contract Owner’s revocation, the Trust will begin mailing individual copies of the above-referenced documents to the Contract Owner’s attention within 30 days.

23

Wilshire Variable Insurance Trust Privacy Statement

At Wilshire Variable Insurance Trust, we appreciate the privacy concerns of our customers. We have established the following policies to maintain the privacy of information you share with us.

Information We Collect

We collect and retain nonpublic personal information about you that may include:

Information we receive on your account applications or other forms such as your name, address, financial information and/or social security number;

Information we receive about your mutual fund transactions, such as purchases, sales, exchanges and account balances; and

Information we collect through the use of Internet “cookies” when you access our website. Cookies are a collection of information stored on the local hard drive of an Internet user, used primarily by web servers to identify previous users and their preferences. A web server cannot find out a user’s name or email address, or anything about the user’s computer using cookies.

Information We May Share

We do not sell any of your nonpublic personal information to third parties. We may share the information we collect with affiliates or with non-affiliated third parties only when those parties are acting on our behalf in servicing your account, or as required by law. These third parties may include:

Administrative service providers who, for example, process transactions for your account, print checks or prepare account statements;

Companies that provide services for us to help market our products to you; and

Governmental or other legal agencies, as required by law.

When information is shared with third parties, they are legally obligated to maintain the confidentiality of the information and to limit their use of it to servicing your account, except as permitted or required by law.

Confidentiality And Security

Within our organization, we restrict access to your nonpublic personal information to authorized employees who need to access such information in order to provide services or products to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

As previously mentioned, we may collect information through the use of Internet “cookies” on our website. In addition, in order to provide you with access to your account via the web, it is necessary for us to collect certain nonpublic personal information such as your name, social security number and account information. Special measures such as data encryption and authentication apply to all nonpublic personal information and communications on our web site.

Applicability

Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Funds, we consider you to be our customer. Shareholders purchasing or owning shares of any of the Funds through their bank, broker, or other financial institution should also consult that financial institution’s privacy policies.

The Wilshire Variable Insurance Trust values your business. We understand the importance of maintaining the integrity of your personal information and are committed to keeping your trust. Please contact us at 888-200-6796 if you have any questions concerning our policy.

Wilshire Variable Insurance Trust Semi-Annual Report June 30, 2011

Wilshire Variable Insurance Trust
2015 ETF Fund 2025 ETF Fund 2035 ETF Fund

Board of Trustees
Margaret M. Cannella Lawrence E. Davanzo Roger A. Formisano Edward Gubman	Richard A. Holt Suanne K. Luhn Harriet A. Russell George J. Zock Chairman of the Board

Officers of the Funds
Jamie B. Ohl President	Victor Zhang Vice President

Helen Thompson Vice President	James E. St. Aubin Vice President

Michael Wauters Treasurer	Nathan R. Palmer Vice President

Gaurav Chopra Assistant Treasurer	Reena S. Lalji Secretary

Aaron W.L. Eubanks Chief Compliance Officer

Administrator
SEI Investments Global Funds Services
1 Freedom Valley Drive
Oaks, PA 19456

Transfer Agent
DST Systems, Inc.
333 W. 11th St.
Kansas City, MO 64105

Investment Adviser
Wilshire Associates Incorporated
1299 Ocean Avenue
Santa Monica, CA 90401-1085

Custodian
The Northern Trust Company
50 LaSalle Street
Chicago, IL 90401-1085

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
Two Commerce Square
2001 Market Street, Suite 1700
Philadelphia, PA 19103-7042

Wilshire Associates Incorporated
1299 Ocean Avenue
Santa Monica, CA 90401
1-888-200-6796

WIL-SA-003-0400

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees since the registrant last disclosed such procedures in the definitive prospectus/proxy statement on Form N-14 filed with the SEC on December 3, 2008.

Item 11.	Controls and Procedures.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b)
There were no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.
(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(3)	Not applicable.
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Wilshire Variable Insurance Trust.

By (Signature and Title)*	/s/ Jamie B. Ohl
Jamie B. Ohl, President
(principal executive officer)

Date: September 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Jamie B. Ohl
Jamie B. Ohl, President
(principal executive officer)

Date: September 7, 2011

By (Signature and Title)*	/s/ Michael Wauters
Michael Wauters, Treasurer
(principal financial officer)

Date: September 7, 2011

*     Print the name and title of each signing officer under his or her signature.